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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03826

AIM Sector Funds (Invesco Sector Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 4/30

Date of reporting period: 04/30/17

Item 1. Report to Stockholders.

Annual Report to Shareholders	April 30, 2017

Invesco American Value Fund
Nasdaq:
A: MSAVX ∎ B: MGAVX ∎ C: MSVCX ∎ R: MSARX ∎ Y: MSAIX ∎ R5: MSAJX ∎ R6: MSAFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve (the Fed) raised interest rates in December 2016 and again in March 2017. In its March statement, the Fed noted that the labor market has strengthened and economic activity has expanded at a moderate pace – and that it expects those trends to continue.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco American Value Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎   Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can   use to strive to meet your financial needs as your investment goals change over time.

∎   Monitoring how the portfolio management teams of the Invesco funds are performing in light   of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco American Value Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2017, Class A shares of Invesco American Value Fund (the Fund), at net asset value (NAV), underperformed the Russell Midcap Value Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/16 to 4/30/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	14.40%
Class B Shares	14.41
Class C Shares	13.55
Class R Shares	14.11
Class Y Shares	14.66
Class R5 Shares	14.80
Class R6 Shares	14.91
S&P 500 Index▼ (Broad Market Index)	17.92
Russell Midcap Value Index▼ (Style-Specific Index)	17.52
Lipper Mid-Cap Value Funds Index∎ (Peer Group Index)	15.67
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

During the fiscal year, the US economy continued to expand and strengthen, with unemployment declining and inflation ticking upward somewhat. Signs of an improving economy prompted the US Federal Reserve (the Fed) to raise interest rates in December 2016 and again in March 2017. Major US stock market indexes posted gains for the reporting period, with most hitting record highs following the US presidential election. Investors seemed to believe that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth.

    While the US and overseas stock markets were jolted by the UK’s decision in June 2016 to leave the European Union, markets recovered relatively quickly. During the second half of 2016, small-cap stocks led the US market while large-cap stocks lagged – but that reversed in the first quarter of 2017. Near the close of the fiscal year, headlines out of Washington, DC, suggested that enacting significant regulatory and tax reform might be somewhat more difficult than previously anticipated; this was a slight negative for investor sentiment. For the reporting period as a whole, information technology (IT) and financials were the strongest-performing sectors, while telecommunication services and energy were the weakest-performing sectors within the S&P 500 Index.

    Stock selection in the energy sector was the largest contributor to the Fund’s relative performance versus its style-specific benchmark. The Fund’s holdings in the sector outperformed as oil prices recovered and inventories declined. Additionally, OPEC agreed to cut production in November, which helped further support oil prices and energy stocks. Within the sector, Baker Hughes, Devon Energy and Williams Companies were among the largest contributors to the Fund’s performance. We sold Williams

Companies during the reporting period to lock in gains as shares of the company performed well and we found better opportunities elsewhere.

    The Fund’s underweight exposure to the utilities sector also strongly contributed to relative performance primarily due to the Fund’s lack of exposure to some of the weaker-performing holdings within the sector.

    Stock selection in the financials sector, particularly banks, also contributed to the Fund’s performance relative to its style-specific benchmark. Within banking, Comerica, BB&T and Wintrust Financial were key contributors to Fund performance. These companies’ shares moved higher as financial stocks rallied, particularly following the US presidential election in November. Investor optimism about future interest rate increases and economic growth fueled the rally. We sold our position in BB&T during the reporting period.

    Stock selection in and an overweight exposure to the health care sector was the largest detractor from the Fund’s relative performance versus its style-specific benchmark. The sector also included a number of the Fund’s largest detractors, such as Brookdale Senior Living and Universal Health Services. Assisted living operator Brookdale Senior Living reported disappointing earnings and a weak outlook as occupancy was lower than anticipated. Universal Health Services, an hospital operator, reported revenues below analysts’ expectations and increased its provisions for delinquent accounts, which led to declines in the stock price. We eliminated our position in both of these holdings during the reporting period.

    Stock selection in the IT sector also detracted from the Fund’s relative performance. IT was the best-performing sector within the style-specific benchmark, and the Fund’s lack of exposure to some of

Portfolio Composition
By sector	% of total net assets

Financials	24.4%
Industrials	14.6
Information Technology	13.9
Energy	9.2
Consumer Discretionary	8.6
Health Care	7.5
Materials	6.3
Real Estate	6.2
Utilities	3.9
Consumer Staples	2.5
Money Market Funds Plus Other Assets Less Liabilities	2.9

Top 10 Equity Holdings*
% of total net assets

1. Royal Caribbean Cruises Ltd.	4.3%
2. Textron Inc.	3.7
3. Comerica Inc.	3.7
4. KeyCorp	3.7
5. Devon Energy Corp.	3.3
6. Willis Towers Watson PLC	3.3
7. Eastman Chemical Co.	3.3
8. Ciena Corp.	3.2
9. Keysight Technologies, Inc.	3.0
10. Zions Bancorp.	2.9

Total Net Assets	$1.8 billion

Total Number of Holdings*	42

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of April 30, 2017.

4                         Invesco American Value Fund

the stronger holdings within the sector detracted from relative performance. However, the IT sector included a number of the Fund’s top individual contributors, such as Zebra Technologies, Keysight Technologies and Ciena.

    Stock selection in the consumer discretionary sector was the largest detractor from Fund performance; however, the sector included the Fund’s top individual contributor, Royal Caribbean. The cruise operator reported solid earnings and bookings, and the company raised its outlook for 2017 as demand for cruise travel continued to increase.

    The Fund underperformed its style-specific benchmark within the consumer discretionary sector primarily due to positions in Ascena Retail and TEGNA. Ladies apparel retailer Ascena Retail reported weakness in a number of its brands as declining store traffic led to declining sales and profits. Broadcast and digital media company TEGNA’s shares were volatile leading up to the November election as investors were concerned about broadcast media. We sold our positions in both Ascena Retail and TEGNA during the reporting period.

    Stock selection in the materials sector also detracted from the Fund’s relative performance versus the style-specific benchmark. The sector not only held one of the Fund’s largest detractors, WR Grace, but also held one of its top contributors, Eagle Materials. WR Grace missed revenue expectations and was cautious about 2017, while Eagle Materials rallied after the election, as it is a construction materials company that has the potential to benefit from the new administration.

    During the reporting period, we increased our exposure to the IT and real estate sectors and decreased our exposure to the industrials, health care and telecommunication services sectors. At the end of the reporting period, our largest overweight allocations versus the style-specific benchmark were in the financials, IT, health care and industrials sectors, while our largest underweight allocations were in the real estate, utilities and telecommunication services sectors.

    Despite providing investors strong absolute Fund returns, the US equity markets experienced volatility during the reporting period as concerns about global economic growth, geopolitical events and the uncertainty regarding future interest rates weighed on investors. We believe market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

    As always, we are committed to working to achieve positive performance for the Fund’s shareholders through an entire market cycle. Thank you for your continued investment in the Invesco American Value Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Copper Chartered Financial Analyst, Portfolio Manager, is co-lead manager of Invesco American Value Fund.
He joined Invesco in 2010. Mr. Copper earned a BA in economics and political science from Tulane University and an MBA from Baylor University.

Jeffrey Vancavage Chartered Financial Analyst, Portfolio Manager, is co-lead manager of Invesco American Value Fund.
He joined Invesco in 2016. Mr. Vancavage earned a BS in aeronautical science from Embry-Riddle University and an MBA from the University of Florida.

Sergio Marcheli Portfolio Manager, is manager of Invesco American Value Fund. He joined Invesco in 2010. Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

5                         Invesco American Value Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/07

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

creased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Mid-Cap Value Funds Index is an unmanaged index considered representative of mid-cap value funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco American Value Fund

Average Annual Total Returns
As of 4/30/17, including maximum applicable sales charges

Class A Shares
Inception (10/18/93)	9.20%
10 Years	5.85
5 Years	8.82
1 Year	8.10

Class B Shares
Inception (8/1/95)	9.14%
10 Years	6.37
5 Years	9.78
1 Year	9.41

Class C Shares
Inception (10/18/93)	8.67%
10 Years	5.68
5 Years	9.26
1 Year	12.55

Class R Shares
Inception (3/20/07)	6.53%
10 Years	6.19
5 Years	9.79
1 Year	14.11

Class Y Shares
Inception (2/7/06)	8.07%
10 Years	6.72
5 Years	10.33
1 Year	14.66

Class R5 Shares
10 Years	6.74%
5 Years	10.46
1 Year	14.80

Class R6 Shares
10 Years	6.67%
5 Years	10.51
1 Year	14.91

Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund, Van Kampen American Value Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen American Value Fund (renamed Invesco American Value Fund). Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco American Value Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1

Average Annual Total Returns
As of 3/31/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (10/18/93)	9.26%
10 Years	6.30
5 Years	9.23
1 Year	12.32

Class B Shares
Inception (8/1/95)	9.22%
10 Years	6.81
5 Years	10.19
1 Year	13.84

Class C Shares
Inception (10/18/93)	8.74%
10 Years	6.13
5 Years	9.66
1 Year	16.98

Class R Shares
Inception (3/20/07)	6.66%
10 Years	6.64
5 Years	10.19
1 Year	18.55

Class Y Shares
Inception (2/7/06)	8.20%
10 Years	7.17
5 Years	10.74
1 Year	19.14

Class R5 Shares
10 Years	7.19%
5 Years	10.87
1 Year	19.25

Class R6 Shares
10 Years	7.12%
5 Years	10.92
1 Year	19.36

fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.32%, 1.32%, 2.06%, 1.57%, 1.07%, 0.95% and 0.86 respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.33%, 1.33%, 2.07%, 1.58%, 1.08%, 0.96% and 0.87%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7                Invesco American Value Fund

Invesco American Value Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of April 30, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counter-
party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Real estate investment trust (REIT) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is in-

continued on page 6

8                Invesco American Value Fund

Schedule of Investments(a)

April 30, 2017

	Shares	Value
Common Stocks & Other Equity Interests–97.11%
Aerospace & Defense–3.72%
Textron Inc.	1,444,513	$67,400,977

Application Software–0.47%
Citrix Systems, Inc.(b)	104,211	8,434,838

Automotive Retail–1.92%
Advance Auto Parts, Inc.	244,833	34,800,563

Broadcasting–2.41%
Scripps Networks Interactive Inc.–Class A	583,994	43,636,032

Building Products–2.23%
Johnson Controls International PLC	971,802	40,397,816

Communications Equipment–3.93%
ARRIS International PLC(b)	527,895	13,719,991
Ciena Corp.(b)	2,512,360	57,558,168
		71,278,159

Construction & Engineering–2.52%
Fluor Corp.	888,894	45,618,040

Construction Materials–1.14%
Eagle Materials Inc.	215,156	20,648,521

Diversified Banks–3.69%
Comerica Inc.	946,618	66,925,893

Diversified Chemicals–3.29%
Eastman Chemical Co.	746,665	59,546,534

Diversified REIT’s–3.37%
Forest City Realty Trust, Inc.–Class A	1,986,212	44,888,391
Liberty Property Trust	400,172	16,234,978
		61,123,369

Electric Utilities–3.92%
Edison International	453,432	36,260,957
FirstEnergy Corp.	1,157,871	34,666,658
		70,927,615

Electronic Equipment & Instruments–5.36%
Keysight Technologies, Inc.(b)	1,459,122	54,614,937
Zebra Technologies Corp.–Class A(b)	451,156	42,530,476
		97,145,413

Environmental & Facilities Services–1.91%
Clean Harbors, Inc.(b)	595,967	34,631,642

Health Care Distributors–2.48%
AmerisourceBergen Corp.	548,382	44,994,743

Health Care Facilities–2.60%
HealthSouth Corp.	1,005,192	47,143,505

	Shares	Value
Heavy Electrical Equipment–0.38%
Babcock & Wilcox Enterprises, Inc.(b)	742,099	$6,953,468

Hotels, Resorts & Cruise Lines–4.32%
Royal Caribbean Cruises Ltd.	734,104	78,255,486

Industrial Machinery–2.68%
Ingersoll-Rand PLC	546,819	48,530,186

Insurance Brokers–5.92%
Arthur J. Gallagher & Co.	848,041	47,329,168
Willis Towers Watson PLC	451,346	59,857,507
		107,186,675

Investment Banking & Brokerage–2.68%
Stifel Financial Corp.(b)	993,260	48,540,616

IT Consulting & Other Services–2.09%
Teradata Corp.(b)	1,295,676	37,807,826

Marine–1.14%
Kirby Corp.(b)	291,779	20,599,597

Oil & Gas Equipment & Services–3.86%
Baker Hughes Inc.	641,036	38,058,307
TechnipFMC PLC (United Kingdom)(b)	1,055,358	31,797,937
		69,856,244

Oil & Gas Exploration & Production–5.34%
Devon Energy Corp.	1,528,163	60,347,157
Marathon Oil Corp.	2,449,763	36,427,976
		96,775,133

Other Diversified Financial Services–2.61%
Voya Financial, Inc.	1,266,416	47,338,630

Packaged Foods & Meats–2.51%
Conagra Brands, Inc.	1,170,770	45,402,461

Pharmaceuticals–2.40%
Mylan N.V.(b)	1,165,788	43,542,182

Regional Banks–9.46%
KeyCorp	3,647,159	66,524,180
Wintrust Financial Corp.	726,133	51,453,784
Zions Bancorp.	1,335,101	53,444,093
		171,422,057

Retail REIT’s–0.90%
Kimco Realty Corp.	803,973	16,312,612

Specialized REIT’s–1.91%
Life Storage, Inc.	442,303	34,672,132

Specialty Chemicals–1.90%
W.R. Grace & Co.	493,166	34,383,533

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco American Value Fund

	Shares	Value
Technology Hardware, Storage & Peripherals–2.05%
Diebold Nixdorf, Inc.	1,320,054	$37,225,523
Total Common Stocks & Other Equity Interests (Cost $1,475,234,338)		1,759,458,021

Money Market Funds–1.96%
Government & Agency Portfolio–Institutional Class, 0.67%(c)	21,325,411	21,325,411
Treasury Portfolio–Institutional Class, 0.63%(c)	14,216,941	14,216,941
Total Money Market Funds (Cost $35,542,352)		35,542,352
TOTAL INVESTMENTS–99.07% (Cost $1,510,776,690)		1,795,000,373
OTHER ASSETS LESS LIABILITIES–0.93%		16,873,482
NET ASSETS–100.00%		$1,811,873,855

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco American Value Fund

Statement of Assets and Liabilities

April 30, 2017

Assets:
Investments, at value (Cost $1,475,234,338)	$1,759,458,021
Investments in affiliated money market funds, at value and cost	35,542,352
Total investments, at value (Cost $1,510,776,690)	1,795,000,373
Foreign currencies, at value (Cost $779)	787
Receivable for:
Investments sold	30,078,827
Fund shares sold	1,817,481
Dividends	605,058
Investment for trustee deferred compensation and retirement plans	176,976
Other assets	63,785
Total assets	1,827,743,287

Liabilities:
Payable for:
Investments purchased	9,254,481
Fund shares reacquired	4,874,363
Accrued fees to affiliates	1,108,138
Accrued trustees’ and officers’ fees and benefits	3,926
Accrued other operating expenses	428,125
Trustee deferred compensation and retirement plans	200,399
Total liabilities	15,869,432
Net assets applicable to shares outstanding	$1,811,873,855

Net assets consist of:
Shares of beneficial interest	$1,481,505,219
Undistributed net investment income	10,124,471
Undistributed net realized gain	36,020,474
Net unrealized appreciation	284,223,691
$1,811,873,855

Net Assets:
Class A	$1,031,599,994
Class B	$7,265,068
Class C	$98,095,753
Class R	$46,936,738
Class Y	$375,626,193
Class R5	$86,568,739
Class R6	$165,781,370

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	26,779,837
Class B	212,950
Class C	3,023,992
Class R	1,226,868
Class Y	9,681,518
Class R5	2,228,619
Class R6	4,263,513
Class A:
Net asset value per share	$38.52
Maximum offering price per share
(Net asset value of $38.52 ÷ 94.50%)	$40.76
Class B:
Net asset value and offering price per share	$34.12
Class C:
Net asset value and offering price per share	$32.44
Class R:
Net asset value and offering price per share	$38.26
Class Y:
Net asset value and offering price per share	$38.80
Class R5:
Net asset value and offering price per share	$38.84
Class R6:
Net asset value and offering price per share	$38.88

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco American Value Fund

Statement of Operations

For the year ended April 30, 2017

Investment income:
Dividends	$33,619,395
Dividends from affiliated money market funds	199,723
Total investment income	33,819,118

Expenses:
Advisory fees	13,296,172
Administrative services fees	431,968
Custodian fees	5,595
Distribution fees:
Class A	2,754,016
Class B	27,068
Class C	999,562
Class R	275,120
Transfer agent fees — A, B, C, R and Y	3,481,526
Transfer agent fees — R5	118,643
Transfer agent fees — R6	14,452
Trustees’ and officers’ fees and benefits	44,889
Registration and filing fees	156,136
Reports to shareholders	567,134
Professional services fees	63,837
Other	42,305
Total expenses	22,278,423
Less: Fees waived and expense offset arrangement(s)	(73,618)
Net expenses	22,204,805
Net investment income	11,614,313

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	59,437,478
Foreign currencies	(64,376)
59,373,102
Change in net unrealized appreciation (depreciation) of:
Investment securities	192,198,377
Foreign currencies	(6)
192,198,371
Net realized and unrealized gain	251,571,473
Net increase in net assets resulting from operations	$263,185,786

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco American Value Fund

Statement of Changes in Net Assets

For the years ended April 30, 2017 and 2016

	2017	2016
Operations:
Net investment income	$11,614,313	$6,649,648
Net realized gain	59,373,102	29,113,547
Change in net unrealized appreciation (depreciation)	192,198,371	(263,401,831)
Net increase (decrease) in net assets resulting from operations	263,185,786	(227,638,636)

Distributions to shareholders from net investment income:
Class A	(2,319,652)	(267,252)
Class B	(24,721)	(4,958)
Class Y	(1,533,805)	(467,049)
Class R5	(661,654)	(104,916)
Class R6	(1,039,016)	(206,950)
Total distributions from net investment income	(5,578,848)	(1,051,125)

Distributions to shareholders from net realized gains:
Class A	(8,946,409)	(77,822,348)
Class B	(95,344)	(1,235,547)
Class C	(985,289)	(8,687,666)
Class R	(425,131)	(4,617,643)
Class Y	(2,887,051)	(34,116,638)
Class R5	(982,717)	(6,570,735)
Class R6	(1,336,313)	(9,743,181)
Total distributions from net realized gains	(15,658,254)	(142,793,758)

Share transactions–net:
Class A	(228,684,398)	83,722,233
Class B	(7,361,395)	(7,667,419)
Class C	(17,682,032)	651,894
Class R	(26,193,995)	1,561,228
Class Y	(125,547,059)	(1,702,438)
Class R5	(57,244,666)	47,360,783
Class R6	3,147,589	24,141,535
Net increase (decrease) in net assets resulting from share transactions	(459,565,956)	148,067,816
Net increase (decrease) in net assets	(217,617,272)	(223,415,703)

Net assets:
Beginning of year	2,029,491,127	2,252,906,830
End of year (includes undistributed net investment income of $10,124,471 and $5,355,096, respectively)	$1,811,873,855	$2,029,491,127

Notes to Financial Statements

April 30, 2017

NOTE 1—Significant Accounting Policies

Invesco American Value Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer

13                         Invesco American Value Fund

permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the

14                         Invesco American Value Fund

Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

15                         Invesco American Value Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.72%
Next $535 million	0.715%
Next $31.965 billion	0.65%
Over $33 billion	0.64%

For the year ended April 30, 2017, the effective advisory fees incurred by the Fund was 0.69%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended April 30, 2017, the Adviser waived advisory fees of $63,443.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended April 30, 2017, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2017, IDI advised the Fund that IDI retained $350,378 in front-end sales commissions from the sale of Class A shares and $25,010, $620 and $4,193 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

16                         Invesco American Value Fund

For the year ended April 30, 2017, the Fund incurred $30,055 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2017, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2017, the Fund engaged in securities purchases of $1,670,454.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $10,175.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco American Value Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2017 and 2016:

	2017	2016
Ordinary income	$5,578,848	$4,770,373
Long-term capital gain	15,658,254	139,074,510
Total distributions	$21,237,102	$143,844,883

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$10,187,559
Undistributed long-term gain	38,948,398
Net unrealized appreciation — investments	281,918,549
Net unrealized appreciation — other investments	8
Temporary book/tax differences	(685,878)
Shares of beneficial interest	1,481,505,219
Total net assets	$1,811,873,855

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of April 30, 2017.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2017 was $798,348,642 and $1,271,046,400, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$340,013,257
Aggregate unrealized (depreciation) of investment securities	(58,094,708)
Net unrealized appreciation of investment securities	$281,918,549

Cost of investments for tax purposes is $1,513,081,824.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REITs, on April 30, 2017, undistributed net investment income was decreased by $1,266,090 and undistributed net realized gain was increased by $1,266,090. This reclassification had no effect on the net assets of the Fund.

18                         Invesco American Value Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended April 30,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	4,246,380	$155,189,564	7,137,696	$258,087,074
Class B	6,942	228,422	16,426	533,330
Class C	427,710	13,138,847	699,117	21,849,862
Class R	279,191	10,147,286	823,663	29,130,609
Class Y	4,047,064	149,993,681	4,256,340	155,553,783
Class R5	1,103,416	40,082,475	2,050,968	72,210,351
Class R6	1,421,759	52,594,879	1,185,460	44,450,761

Issued as reinvestment of dividends:
Class A	280,598	10,794,634	2,278,232	74,938,723
Class B	3,444	117,339	41,391	1,207,602
Class C	28,892	938,691	294,279	8,222,165
Class R	11,112	424,916	141,203	4,615,933
Class Y	97,911	3,790,123	912,244	30,244,433
Class R5	42,387	1,642,079	199,420	6,618,773
Class R6	61,263	2,375,155	299,276	9,949,333

Automatic conversion of Class B shares to Class A shares:
Class A	143,728	5,309,911	180,123	6,522,318
Class B	(162,201)	(5,309,911)	(202,032)	(6,522,318)

Reacquired:
Class A	(10,888,219)	(399,978,507)	(7,323,337)	(255,825,882)
Class B	(73,863)	(2,397,245)	(88,825)	(2,886,033)
Class C	(1,029,271)	(31,759,570)	(978,954)	(29,420,133)
Class R	(1,022,324)	(36,766,197)	(906,869)	(32,185,314)
Class Y	(7,682,945)	(279,330,863)	(5,375,982)	(187,500,654)
Class R5	(2,660,958)	(98,969,220)	(846,727)	(31,468,341)
Class R6	(1,386,715)	(51,822,445)	(855,945)	(30,258,559)
Net increase (decrease) in share activity	(12,704,699)	$(459,565,956)	3,937,167	$148,067,816

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 40% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco American Value Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/17	$34.01	$0.20	$4.70	$4.90	$(0.08)	$(0.31)	$(0.39)	$38.52	14.40%		$1,031,600	1.21	%(d)	1.21	%(d)	0.53	%(d)	42%
Year ended 04/30/16	40.44	0.09	(4.06)	(3.97)	(0.01)	(2.45)	(2.46)	34.01	(9.62)		1,122,286	1.19		1.20		0.26		28
Year ended 04/30/15	40.11	0.00	4.23	4.23	(0.02)	(3.88)	(3.90)	40.44	11.27		1,242,480	1.19		1.20		0.01		34
Year ended 04/30/14	35.77	0.06	7.14	7.20	(0.12)	(2.74)	(2.86)	40.11	20.62		1,086,506	1.19		1.20		0.15		46
Year ended 04/30/13	30.90	0.17	4.86	5.03	(0.16)	—	(0.16)	35.77	16.35		846,516	1.22		1.23		0.54		28
Class B
Year ended 04/30/17	30.16	0.17	4.18	4.35	(0.08)	(0.31)	(0.39)	34.12	14.41	(e)	7,265	1.21	(d)(e)	1.21	(d)(e)	0.53	(d)(e)	42
Year ended 04/30/16	36.18	0.08	(3.64)	(3.56)	(0.01)	(2.45)	(2.46)	30.16	(9.62	)(e)	13,230	1.19	(e)	1.20	(e)	0.26	(e)	28
Year ended 04/30/15	36.28	0.00	3.80	3.80	(0.02)	(3.88)	(3.90)	36.18	11.27	(e)	24,302	1.19	(e)	1.20	(e)	0.01	(e)	34
Year ended 04/30/14	32.58	0.05	6.50	6.55	(0.11)	(2.74)	(2.85)	36.28	20.63	(e)	32,127	1.19	(e)	1.20	(e)	0.15	(e)	46
Year ended 04/30/13	28.15	0.16	4.42	4.58	(0.15)	—	(0.15)	32.58	16.33	(e)	36,720	1.22	(e)	1.23	(e)	0.54	(e)	28
Class C
Year ended 04/30/17	28.83	(0.06)	3.98	3.92	—	(0.31)	(0.31)	32.44	13.59	(f)	98,096	1.94	(d)(f)	1.94	(d)(f)	(0.20	)(d)(f)	42
Year ended 04/30/16	34.95	(0.15)	(3.52)	(3.67)	—	(2.45)	(2.45)	28.83	(10.28	)(f)	103,706	1.93	(f)	1.94	(f)	(0.48	)(f)	28
Year ended 04/30/15	35.41	(0.26)	3.68	3.42	—	(3.88)	(3.88)	34.95	10.44	(f)	125,201	1.92	(f)	1.93	(f)	(0.72	)(f)	34
Year ended 04/30/14	32.00	(0.20)	6.37	6.17	(0.02)	(2.74)	(2.76)	35.41	19.76	(f)	111,455	1.91	(f)	1.92	(f)	(0.57	)(f)	46
Year ended 04/30/13	27.70	(0.06)	4.36	4.30	—	—	—	32.00	15.52	(f)	88,519	1.97		1.98		(0.21)		28
Class R
Year ended 04/30/17	33.80	0.10	4.67	4.77	—	(0.31)	(0.31)	38.26	14.11		46,937	1.46	(d)	1.46	(d)	0.28	(d)	42
Year ended 04/30/16	40.29	0.00	(4.04)	(4.04)	—	(2.45)	(2.45)	33.80	(9.82)		66,207	1.44		1.45		0.01		28
Year ended 04/30/15	40.06	(0.10)	4.21	4.11	—	(3.88)	(3.88)	40.29	10.97		76,594	1.44		1.45		(0.24)		34
Year ended 04/30/14	35.74	(0.04)	7.15	7.11	(0.05)	(2.74)	(2.79)	40.06	20.34		67,420	1.44		1.45		(0.10)		46
Year ended 04/30/13	30.87	0.10	4.86	4.96	(0.09)	—	(0.09)	35.74	16.08		58,086	1.47		1.48		0.29		28
Class Y
Year ended 04/30/17	34.25	0.29	4.73	5.02	(0.16)	(0.31)	(0.47)	38.80	14.66		375,626	0.96	(d)	0.96	(d)	0.78	(d)	42
Year ended 04/30/16	40.62	0.18	(4.07)	(3.89)	(0.03)	(2.45)	(2.48)	34.25	(9.36)		452,703	0.94		0.95		0.51		28
Year ended 04/30/15	40.26	0.11	4.24	4.35	(0.11)	(3.88)	(3.99)	40.62	11.55		545,456	0.94		0.95		0.26		34
Year ended 04/30/14	35.90	0.16	7.16	7.32	(0.22)	(2.74)	(2.96)	40.26	20.91		452,580	0.94		0.95		0.40		46
Year ended 04/30/13	31.01	0.25	4.88	5.13	(0.24)	—	(0.24)	35.90	16.65		285,560	0.97		0.98		0.79		28
Class R5
Year ended 04/30/17	34.29	0.33	4.74	5.07	(0.21)	(0.31)	(0.52)	38.84	14.77		86,569	0.85	(d)	0.85	(d)	0.89	(d)	42
Year ended 04/30/16	40.63	0.22	(4.07)	(3.85)	(0.04)	(2.45)	(2.49)	34.29	(9.26)		128,357	0.82		0.83		0.63		28
Year ended 04/30/15	40.28	0.15	4.24	4.39	(0.16)	(3.88)	(4.04)	40.63	11.66		95,082	0.82		0.83		0.38		34
Year ended 04/30/14	35.91	0.20	7.18	7.38	(0.27)	(2.74)	(3.01)	40.28	21.06		72,753	0.84		0.85		0.50		46
Year ended 04/30/13	31.02	0.29	4.89	5.18	(0.29)	—	(0.29)	35.91	16.81		26,519	0.86		0.87		0.90		28
Class R6
Year ended 04/30/17	34.32	0.37	4.74	5.11	(0.24)	(0.31)	(0.55)	38.88	14.88		165,781	0.76	(d)	0.76	(d)	0.98	(d)	42
Year ended 04/30/16	40.64	0.25	(4.07)	(3.82)	(0.05)	(2.45)	(2.50)	34.32	(9.19)		143,003	0.73		0.74		0.72		28
Year ended 04/30/15	40.28	0.19	4.25	4.44	(0.20)	(3.88)	(4.08)	40.64	11.77		143,793	0.73		0.74		0.47		34
Year ended 04/30/14	35.90	0.23	7.18	7.41	(0.29)	(2.74)	(3.03)	40.28	21.19		85,325	0.75		0.76		0.59		46
Year ended 04/30/13(g)	31.40	0.22	4.45	4.67	(0.17)	—	(0.17)	35.90	14.92		53,538	0.75	(h)	0.76	(h)	1.01	(h)	28

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,101,606, $10,827, $102,728, $55,024, $388,760, $119,031 and $160,242 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25% and 0.25% for the years ended April 30, 2017, 2016, 2015, 2014 and 2013, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.97%, 0.99%, 0.98% and 0.98% for the years ended April 30, 2017, 2016, 2015 and 2014, respectively.
(g)	Commencement date of September 24, 2012 for Class R6 shares.
(h)	Annualized.

20                         Invesco American Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of the Invesco American Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco American Value Fund (one of the portfolios constituting the AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

June 23, 2017

21                         Invesco American Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2016 through April 30, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,112.90	$6.44	$1,018.70	$6.16	1.23%
B	1,000.00	1,113.10	6.44	1,018.70	6.16	1.23
C	1,000.00	1,108.90	10.25	1,015.08	9.79	1.96
R	1,000.00	1,111.80	7.75	1,017.46	7.40	1.48
Y	1,000.00	1,114.40	5.14	1,019.93	4.91	0.98
R5	1,000.00	1,115.20	4.56	1,020.48	4.36	0.87
R6	1,000.00	1,115.60	4.14	1,020.88	3.96	0.79

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2016 through April 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

22                         Invesco American Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$15,658,254
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco American Value Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco American Value Fund, an investment portfolio of AIM Sector Funds (Invesco Sector Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purpose:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			478,210,140	13,802,825
	James T. Bunch			477,776,614	14,236,351
	Bruce L. Crockett			477,904,863	14,108,102
	Jack M. Fields			478,154,120	13,858,845
	Martin L. Flanagan			478,366,284	13,646,681
	Cynthia Hostetler			478,149,043	13,863,922
	Dr. Eli Jones			478,281,396	13,731,569
	Dr. Prema Mathai-Davis			477,927,603	14,085,362
	Teresa M. Ressel			478,116,999	13,895,966
	Dr. Larry Soll			477,671,696	14,341,269
	Ann Barnett Stern			478,390,538	13,622,427
	Raymond Stickel, Jr.			477,934,336	14,078,629
	Philip A. Taylor			478,104,174	13,908,791
	Robert C. Troccoli			478,368,464	13,644,501
	Christopher L. Wilson			478,433,867	13,579,098

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	261,575,830	26,621,916	13,166,011	190,648,808

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco American Value Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	13,855,338	1,090,434	853,366	8,051,482
4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	14,427,293	574,972	807,286	8,041,069
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	14,145,515	818,238	842,597	8,043,797

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds (Invesco Sector Funds).

24                         Invesco American Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School—Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco American Value Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905                      Invesco Distributors, Inc.                                                                               VK-AMVA-AR-1             06092017      1139

Annual Report to Shareholders	April 30, 2017

Invesco Comstock Fund
Nasdaq:
A: ACSTX ∎ B: ACSWX ∎ C: ACSYX ∎ R: ACSRX ∎ Y: ACSDX ∎ R5: ACSHX ∎ R6: ICSFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European

Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve (the Fed) raised interest rates in December 2016 and again in March 2017. In its March statement, the Fed noted that the labor market has strengthened and economic activity has expanded at a moderate pace – and that it expects those trends to continue.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Comstock Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can   use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light   of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

     We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

     I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Comstock Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended April 30, 2017, Class A shares of Invesco Comstock Fund (the Fund), at net asset value (NAV), outperformed the Fund’s style-specific benchmark, the Russell 1000 Value Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 4/30/16 to 4/30/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	18.56%
Class B Shares	18.57
Class C Shares	17.70
Class R Shares	18.27
Class Y Shares	18.86
Class R5 Shares	18.93
Class R6 Shares	19.05
S&P 500 Index▼ (Broad Market Index)	17.92
Russell 1000 Value Index▼ (Style-Specific Index)	16.55
Lipper Large-Cap Value Funds Index⬛ (Peer Group Index)	17.38

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

During the fiscal year, the US economy continued to expand and strengthen, with unemployment declining and inflation ticking upward somewhat. Signs of an improving economy prompted the US Federal Reserve (the Fed) to raise interest rates in December 2016 and again in March 2017. Major US stock market indexes posted gains for the reporting period, with most hitting record highs following the US presidential election. Investors seemed to believe that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth.

While the US and overseas stock markets were jolted by the UK’s decision in June 2016 to leave the European Union, markets recovered relatively quickly.

During the second half of 2016, small-cap stocks led the US market while large-cap stocks lagged – but that reversed in the first quarter of 2017. Near the close of the fiscal year, headlines out of Washington, DC, suggested that enacting significant regulatory and tax reform might be somewhat more difficult than previously anticipated; this was a slight negative for investor sentiment. For the reporting period as a whole, information technology (IT) and financials were the strongest-performing sectors, while telecommunication services and energy were the weakest-performing sectors.

Sector performance of the Russell 1000 Value Index ranged from returns over 20% within the IT and financials sectors to low single-digit returns within the telecommunication services and energy sectors.

    On the positive side, stock selection in and an overweight exposure to the financials sector contributed to the Fund’s performance relative to its style-specific benchmark. Within banks, Citigroup, Bank of America and JPMorgan Chase significantly contributed to Fund performance. Within diversified financials, Morgan Stanley was a top performer for the reporting period, outperforming the sector and the style-specific benchmark. Financial stocks rallied after the presidential election as large banks expected a more lenient regulatory environment from the new presidential administration.

    Strong stock selection in and overweight exposure to the IT sector also boosted the Fund’s relative performance versus its style-specific benchmark for the reporting period. Within software, Microsoft and Symantec were large contributors to the Fund’s relative performance. Symantec rallied after it announced a deal to buy Blue Coat (not a Fund holding), a technology and cloud access security firm. Within technology hardware, storage and peripherals, NetApp was a large contributor to Fund performance. In the second half of 2016, NetApp reported smaller-than-expected declines in its mature products area and growth in the company’s strategic solutions area. Investors also welcomed strong expense management.

    Having no exposure to the real estate sector and a material underweight exposure to the utilities sector largely contributed to the Fund’s relative performance as these sectors were the bottom-performing sectors in the Fund’s style-specific benchmark. We believed these sectors were generally overvalued as investors had driven up stock prices in a quest for yield in a low interest rate environment.

Portfolio Composition
By sector	% of total net assets

Financials	34.9%
Energy	15.1
Health Care	12.2
Information Technology	10.3
Industrials	9.8
Consumer Discretionary	9.3
Consumer Staples	2.9
Materials	1.8
Telecommunication Services	0.7
Utilities	0.6
Money Market Funds
Plus Other Assets Less Liabilities	2.4

Top 10 Equity Holdings*
% of total net assets

1. Citigroup Inc.	5.7%
2. Bank of America Corp.	4.5
3. JPMorgan Chase & Co.	3.9
4. Carnival Corp.	3.3
5. Cisco Systems, Inc.	2.6
6. Suncor Energy, Inc.	2.5
7. PNC Financial Services Group, Inc. (The)	2.1
8. Caterpillar Inc.	2.1
9. Morgan Stanley	2.0
10. Wells Fargo & Co.	2.0

Total Net Assets	$12.0 billion

Total Number of Holdings*	76

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

Data presented here are as of April 30, 2017.

4                Invesco Comstock Fund

    On the negative side, stock selection in and an overweight exposure to the energy sector detracted from the Fund’s performance relative to its style-specific benchmark. Within oil and gas exploration and production, Hess, and within oil and gas equipment and services, Weatherford International, were among the largest detractors from Fund performance. Oil prices declined toward the end of the reporting period amid an increase in inventories and concerns that OPEC may decline to extend production cuts past the original agreement.

    A material overweight allocation in consumer discretionary stocks also detracted from the Fund’s relative performance versus the style-specific benchmark. Some larger detractors were within apparel and retail, including Michael Kors and Target, and also within media, including Twenty-First Century Fox and Viacom. Michael Kors stock hit a 52-week low after reporting a larger-than-expected drop in sales in the first quarter of 2017. We eliminated our position in Michael Kors toward the end of the reporting period due to waning prospects for recovery. Later in the reporting period, we also sold long-term holding Viacom because we believed the company’s future risk-reward prospects had deteriorated. In addition, we also sold our position in Target during the reporting period.

    Stock selection in the telecommunication services sector also dampened the Fund’s relative performance. Notably, Frontier Communications underperformed the style-specific benchmark for the reporting period. The company reported a loss and announced layoffs related to a restructuring effort to reduce expenses and improve operational performance. We eliminated our position in Frontier Communications as fundamentals deteriorated, not meeting our strict selection criteria and expectations.

    We used forward foreign currency contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Fund. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. For the reporting period, forward foreign currency contracts had a positive impact on the Fund’s performance relative to the style-specific benchmark.

    At the end of the reporting period, the Fund had an overweight exposure to the financials sector relative to the style-specific benchmark due to our favorable view of large banks. We also maintained a constructive view on the long-term prospects for our energy holdings as we believe supply and demand for oil balances over time. The Fund’s exposure to the financials and energy sectors was more volatile than the style-specific benchmark. Therefore, the Fund may be more sensitive to broad moves within these sectors.

    Thank you for your investment in Invesco Comstock Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Kevin Holt Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer for Invesco US Value
Disciplines, is lead manager of Invesco Comstock Fund. He joined Invesco in 2010. Mr. Holt earned a bachelor’s degree from the University of Iowa and an MBA from the University of Chicago Graduate School of Business.

Devin Armstrong Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Comstock Fund. He joined
Invesco in 2010. Mr. Armstrong earned a BS in psychology and finance from the University of Illinois and an MBA from Columbia University.

Charles DyReyes Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Comstock Fund. He joined
Invesco in 2015. Mr. DyReyes earned a BS in finance from Lehigh University.

James (Jay) Warwick Portfolio Manager, is manager of Invesco Comstock Fund. He joined Invesco in 2010. Mr. Warwick earned a BBA from Stephen F. Austin State University and an MBA from the University of Houston.

5                Invesco Comstock Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/07

1   Source: FactSet Research Systems Inc.

2   Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Comstock Fund

Average Annual Total Returns
As of 4/30/17, including maximum applicable sales charges
Class A Shares
Inception (10/7/68)	10.75%
10 Years	5.07
5 Years	10.89
1 Year	12.05

Class B Shares
Inception (10/19/92)	9.77%
10 Years	5.58
5 Years	11.81
1 Year	13.57

Class C Shares
Inception (10/26/93)	9.07%
10 Years	4.88
5 Years	11.32
1 Year	16.70

Class R Shares
Inception (10/1/02)	9.10%
10 Years	5.41
5 Years	11.88
1 Year	18.27

Class Y Shares
Inception (10/29/04)	7.51%
10 Years	5.93
5 Years	12.44
1 Year	18.86

Class R5 Shares
10 Years	5.93%
5 Years	12.54
1 Year	18.93

Class R6 Shares
10 Years	5.88%
5 Years	12.61
1 Year	19.05

Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund, Van Kampen Comstock Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Comstock Fund (renamed Invesco Comstock Fund). Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Comstock Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Average Annual Total Returns
As of 3/31/17, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (10/7/68)	10.77%
10 Years	5.52
5 Years	10.67
1 Year	15.70

Class B Shares
Inception (10/19/92)	9.81%
10 Years	6.02
5 Years	11.58
1 Year	17.43

Class C Shares
Inception (10/26/93)	9.11%
10 Years	5.33
5 Years	11.10
1 Year	20.58

Class R Shares
Inception (10/1/02)	9.15%
10 Years	5.85
5 Years	11.65
1 Year	22.12

Class Y Shares
Inception (10/29/04)	7.56%
10 Years	6.38
5 Years	12.21
1 Year	22.80

Class R5 Shares
10 Years	6.38%
5 Years	12.33
1 Year	22.92

Class R6 Shares
10 Years	6.33%
5 Years	12.38
1 Year	22.98

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.85%, 0.85%, 1.57%, 1.10%, 0.60%, 0.50% and 0.40%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.86%, 0.86%, 1.58%, 1.11%, 0.61%, 0.51% and 0.41%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7                Invesco Comstock Fund

Invesco Comstock Fund’s investment objective is total return through growth of capital and current income.

∎ Unless otherwise stated, information presented in this report is as of April 30, 2017, and is based on total net assets.

∎ Unless otherwise noted, all data provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                Invesco Comstock Fund

go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Real estate investment trust (REIT) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco Comstock Fund

Schedule of Investments(a)

April 30, 2017

	Shares	Value
Common Stocks & Other Equity Interests–97.58%
Aerospace & Defense–2.09%
Arconic Inc.	3,349,514	$91,542,218
Textron Inc.	3,424,436	159,784,184
		251,326,402

Aluminum–0.35%
Alcoa Corp.	1,238,137	41,762,361

Asset Management & Custody Banks–3.17%
Bank of New York Mellon Corp. (The)	4,076,079	191,820,278
State Street Corp.	2,255,048	189,198,527
		381,018,805

Automobile Manufacturers–1.85%
General Motors Co.	6,409,568	222,027,436

Automotive Retail–1.03%
Advance Auto Parts, Inc.	866,819	123,209,653

Biotechnology–2.39%
AbbVie Inc.	1,333,817	87,951,893
Biogen Inc.(b)	410,008	111,198,270
Gilead Sciences, Inc.	1,275,152	87,411,669
		286,561,832

Broadcasting–0.64%
CBS Corp.–Class B	1,161,770	77,327,411

Building Products–1.43%
Johnson Controls International PLC	4,140,651	172,126,862

Cable & Satellite–1.38%
Charter Communications, Inc.– Class A(b)	193,194	66,682,841
Comcast Corp.–Class A	2,523,558	98,898,238
		165,581,079

Communications Equipment–2.64%
Cisco Systems, Inc.	9,290,226	316,518,000

Construction Machinery & Heavy Trucks–2.05%
Caterpillar Inc.	2,407,093	246,149,330

Consumer Finance–1.37%
Ally Financial Inc.	8,331,182	164,957,404

Data Processing & Outsourced Services–1.04%
PayPal Holdings, Inc.(b)	2,611,222	124,607,514

Diversified Banks–16.44%
Bank of America Corp.	23,097,169	539,087,924
Citigroup Inc.	11,535,339	681,969,242
JPMorgan Chase & Co.	5,361,027	466,409,349
U.S. Bancorp	937,124	48,055,719
Wells Fargo & Co.	4,413,024	237,597,212
		1,973,119,446

	Shares	Value
Drug Retail–0.88%
CVS Health Corp.	1,278,935	$105,435,401

Electric Utilities–0.61%
FirstEnergy Corp.	2,437,507	72,978,960

Electrical Components & Equipment–2.37%
Eaton Corp. PLC	2,627,583	198,750,378
Emerson Electric Co.	1,422,275	85,734,737
		284,485,115

Fertilizers & Agricultural Chemicals–0.59%
CF Industries Holdings, Inc.	2,668,231	71,348,497

Health Care Distributors–0.99%
Cardinal Health, Inc.	683,684	49,628,621
McKesson Corp.	497,540	68,804,807
		118,433,428

Health Care Equipment–0.80%
Medtronic PLC	1,158,293	96,242,565

Hotels, Resorts & Cruise Lines–3.30%
Carnival Corp.	6,407,664	395,801,405

Hypermarkets & Super Centers–1.10%
Wal-Mart Stores, Inc.	1,761,640	132,440,095

Industrial Conglomerates–1.16%
General Electric Co.	4,789,678	138,852,765

Industrial Machinery–0.66%
Ingersoll-Rand PLC	886,768	78,700,660

Integrated Oil & Gas–8.71%
BP PLC–ADR (United Kingdom)	5,964,718	204,709,122
Chevron Corp.	1,965,259	209,693,135
Occidental Petroleum Corp.	1,615,224	99,400,885
Royal Dutch Shell PLC–Class A–ADR (United Kingdom)	4,539,174	236,899,491
Suncor Energy, Inc. (Canada)	9,388,867	294,434,869
		1,045,137,502

Internet Software & Services–1.89%
eBay Inc.(b)	5,497,459	183,670,105
Yahoo! Inc.(b)	906,931	43,723,144
		227,393,249

Investment Banking & Brokerage–3.13%
Goldman Sachs Group, Inc. (The)	595,627	133,301,323
Morgan Stanley	5,603,301	243,015,164
		376,316,487

IT Consulting & Other Services–0.53%
Cognizant Technology Solutions Corp.– Class A(b)	1,051,640	63,340,277

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Comstock Fund

	Shares	Value
Life & Health Insurance–2.47%
Aflac, Inc.	851,461	$63,757,400
MetLife, Inc.	4,482,140	232,219,673
		295,977,073

Managed Health Care–1.34%
Anthem, Inc.	902,733	160,587,173

Movies & Entertainment–1.15%
Twenty-First Century Fox, Inc.–Class B	4,613,604	137,762,215

Multi-Line Insurance–1.49%
American International Group, Inc.	2,927,359	178,305,437

Oil & Gas Equipment & Services–1.11%
Halliburton Co.	2,568,486	117,842,138
Weatherford International PLC(b)	2,724,804	15,722,119
		133,564,257

Oil & Gas Exploration & Production–5.29%
Canadian Natural Resources Ltd. (Canada)	3,216,248	102,437,434
Devon Energy Corp.	4,557,890	179,991,076
Hess Corp.	2,979,925	145,509,738
Marathon Oil Corp.	9,104,966	135,390,845
QEP Resources Inc.(b)	6,066,677	71,647,455
		634,976,548

Packaged Foods & Meats–0.29%
Mondelez International, Inc.–Class A	778,308	35,047,209

Paper Packaging–0.89%
International Paper Co.	1,991,099	107,459,613

Personal Products–0.66%
Unilever N.V.–New York Shares (United Kingdom)	1,528,461	79,846,803

Pharmaceuticals–6.64%
Merck & Co., Inc.	2,325,640	144,957,141
Mylan N.V.(b)	2,870,250	107,203,838
Novartis AG (Switzerland)	1,384,097	106,479,700
Pfizer Inc.	6,996,352	237,316,260
Sanofi–ADR (France)	4,259,825	201,489,722
		797,446,661

	Shares	Value
Property & Casualty Insurance–1.34%
Allstate Corp. (The)	1,981,555	$161,080,606

Regional Banks–5.47%
Citizens Financial Group, Inc.	3,991,646	146,533,325
Fifth Third Bancorp	8,696,859	212,464,266
KeyCorp	2,716,422	49,547,537
PNC Financial Services Group, Inc. (The)	2,077,235	248,748,891
		657,294,019

Semiconductors–1.20%
Intel Corp.	3,999,253	144,572,996

Systems Software–1.63%
Microsoft Corp.	2,765,480	189,324,761
Symantec Corp.	191,500	6,057,145
		195,381,906

Technology Hardware, Storage & Peripherals–1.35%
HP Inc.	256,474	4,826,840
NetApp, Inc.	3,934,323	156,782,771
		161,609,611

Wireless Telecommunication Services–0.67%
Vodafone Group PLC (United Kingdom)	31,182,322	80,391,007
Total Common Stocks & Other Equity Interests (Cost $9,142,434,971)		11,714,503,075

Money Market Funds–2.28%
Government & Agency Portfolio– Institutional Class, 0.67%(c)	164,287,514	164,287,514
Treasury Portfolio–Institutional Class, 0.63%(c)	109,525,009	109,525,009
Total Money Market Funds (Cost $273,812,523)		273,812,523
TOTAL INVESTMENTS–99.86% (Cost $9,416,247,494)		11,988,315,598
OTHER ASSETS LESS LIABILITIES–0.14%		17,100,756
NET ASSETS–100.00%		$12,005,416,354

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Comstock Fund

Statement of Assets and Liabilities

April 30, 2017

Assets:
Investments, at value (Cost $9,142,434,971)	$11,714,503,075
Investments in affiliated money market funds, at value and cost	273,812,523
Total investments, at value (Cost $9,416,247,494)	11,988,315,598
Foreign currencies, at value (Cost $1,158)	1,160
Receivable for:
Investments sold	6,229,818
Fund shares sold	43,851,142
Dividends	15,867,392
Investment for trustee deferred compensation and retirement plans	878,830
Unrealized appreciation on forward foreign currency contracts outstanding	9,017,270
Other assets	113,319
Total assets	12,064,274,529

Liabilities:
Payable for:
Investments purchased	5,541,815
Fund shares reacquired	25,838,056
Dividends	304,786
Accrued fees to affiliates	6,407,556
Accrued trustees’ and officers’ fees and benefits	16,586
Accrued other operating expenses	1,187,639
Trustee deferred compensation and retirement plans	1,027,659
Unrealized depreciation on forward foreign currency contracts outstanding	18,534,078
Total liabilities	58,858,175
Net assets applicable to shares outstanding	$12,005,416,354

Net assets consist of:
Shares of beneficial interest	$9,498,555,189
Undistributed net investment income	16,935,633
Undistributed net realized gain (loss)	(72,501,689)
Net unrealized appreciation	2,562,427,221
$12,005,416,354

Net Assets:
Class A	$6,350,463,649
Class B	$39,819,986
Class C	$511,920,204
Class R	$324,055,385
Class Y	$3,334,929,630
Class R5	$741,549,588
Class R6	$702,677,912

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	264,296,335
Class B	1,657,814
Class C	21,314,382
Class R	13,487,717
Class Y	138,800,986
Class R5	30,874,215
Class R6	29,262,908
Class A:
Net asset value per share	$24.03
Maximum offering price per share
(Net asset value of $24.03 ÷ 94.50%)	$25.43
Class B:
Net asset value and offering price per share	$24.02
Class C:
Net asset value and offering price per share	$24.02
Class R:
Net asset value and offering price per share	$24.03
Class Y:
Net asset value and offering price per share	$24.03
Class R5:
Net asset value and offering price per share	$24.02
Class R6:
Net asset value and offering price per share	$24.01

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Comstock Fund

Statement of Operations

For the year ended April 30, 2017

Investment income:
Dividends (net of foreign withholding taxes of $5,823,661)	$308,480,697
Dividends from affiliated money market funds	933,607
Total investment income	309,414,304

Expenses:
Advisory fees	44,979,768
Administrative services fees	839,827
Custodian fees	29,376
Distribution fees:
Class A	16,249,566
Class B	144,253
Class C	5,188,965
Class R	1,703,672
Transfer agent fees — A, B, C, R and Y	19,260,770
Transfer agent fees — R5	785,087
Transfer agent fees — R6	31,240
Trustees’ and officers’ fees and benefits	187,098
Registration and filing fees	318,688
Reports to shareholders	1,745,748
Professional services fees	108,066
Other	146,961
Total expenses	91,719,085
Less: Fees waived and expense offset arrangement(s)	(356,323)
Net expenses	91,362,762
Net investment income	218,051,542

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $11,066,231)	357,111,638
Foreign currencies	(48,477)
Forward foreign currency contracts	78,546,878
435,610,039
Change in net unrealized appreciation (depreciation) of:
Investment securities	1,395,672,237
Foreign currencies	(66,300)
Forward foreign currency contracts	4,255,223
1,399,861,160
Net realized and unrealized gain	1,835,471,199
Net increase in net assets resulting from operations	$2,053,522,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Comstock Fund

Statement of Changes in Net Assets

For the years ended April 30, 2017 and 2016

	2017	2016
Operations:
Net investment income	$218,051,542	$242,641,918
Net realized gain	435,610,039	534,575,427
Change in net unrealized appreciation (depreciation)	1,399,861,160	(1,736,473,522)
Net increase (decrease) in net assets resulting from operations	2,053,522,741	(959,256,177)

Distributions to shareholders from net investment income:
Class A	(137,257,546)	(105,206,606)
Class B	(1,214,769)	(1,437,179)
Class C	(7,114,701)	(4,505,794)
Class R	(6,309,643)	(5,356,689)
Class Y	(73,045,536)	(55,413,940)
Class R5	(19,497,036)	(15,019,301)
Class R6	(16,753,033)	(12,141,275)
Total distributions from net investment income	(261,192,264)	(199,080,784)

Distributions to shareholders from net realized gains:
Class A	(364,223,535)	(562,668,484)
Class B	(3,075,750)	(7,384,068)
Class C	(28,987,289)	(46,615,384)
Class R	(18,690,220)	(35,892,409)
Class Y	(171,623,028)	(254,406,075)
Class R5	(44,720,755)	(65,901,013)
Class R6	(38,485,677)	(49,927,542)
Total distributions from net realized gains	(669,806,254)	(1,022,794,975)

Share transactions–net:
Class A	(875,486,642)	122,928,142
Class B	(36,447,577)	(39,500,740)
Class C	(68,663,029)	(4,553,788)
Class R	(66,681,426)	(47,437,654)
Class Y	15,762,135	150,211,762
Class R5	(159,101,988)	131,211,582
Class R6	15,405,723	127,733,563
Net increase (decrease) in net assets resulting from share transactions	(1,175,212,804)	440,592,867
Net increase (decrease) in net assets	(52,688,581)	(1,740,539,069)

Net assets:
Beginning of year	12,058,104,935	13,798,644,004
End of year (includes undistributed net investment income of $16,935,633 and $60,237,143, respectively)	$12,005,416,354	$12,058,104,935

Notes to Financial Statements

April 30, 2017

NOTE 1—Significant Accounting Policies

Invesco Comstock Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y,

14                         Invesco Comstock Fund

Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net

15                         Invesco Comstock Fund

realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

16                         Invesco Comstock Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.50%
Next $1 billion	0.45%
Next $1 billion	0.40%
Over $3 billion	0.35%

For the year ended April 30, 2017, the effective advisory fees incurred by the Fund was 0.38%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75% respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended April 30, 2017, the Adviser waived advisory fees of $324,273.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended April 30, 2017, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2017, IDI advised the Fund that IDI retained $692,178 in front-end sales commissions from the sale of Class A shares and $55,814, $2,130 and $13,266 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2017, the Fund incurred $218,026 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17                         Invesco Comstock Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$11,714,503,075	$—	$—	$11,714,503,075
Money Market Funds	273,812,523	—	—	273,812,523
	11,988,315,598	—	—	11,988,315,598
Forward Foreign Currency Contracts*	—	(9,516,808)	—	(9,516,808)
Total Investments	$11,988,315,598	$(9,516,808)	$—	$11,978,798,790

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/19/17	Barclays Bank PLC	CAD	111,362,980	USD	83,876,613	$81,600,113	$2,276,500
05/19/17	Barclays Bank PLC	CHF	21,735,087	USD	21,700,734	21,874,449	(173,715)
05/19/17	Barclays Bank PLC	EUR	102,102,013	USD	108,840,030	111,342,653	(2,502,623)
05/19/17	Barclays Bank PLC	GBP	48,900,049	USD	61,420,663	63,374,709	(1,954,046)
05/19/17	CIBC World Markets Corp.	CAD	111,362,847	USD	83,839,888	81,600,016	2,239,872
05/19/17	CIBC World Markets Corp.	CHF	21,735,087	USD	21,698,200	21,874,449	(176,249)
05/19/17	CIBC World Markets Corp.	EUR	102,097,750	USD	108,823,950	111,338,005	(2,514,055)
05/19/17	CIBC World Markets Corp.	GBP	48,900,049	USD	61,424,086	63,374,708	(1,950,622)
05/19/17	Goldman Sachs International	CAD	111,362,980	USD	83,854,823	81,600,113	2,254,710
05/19/17	Goldman Sachs International	CHF	21,736,794	USD	21,706,405	21,876,167	(169,762)
05/19/17	Goldman Sachs International	EUR	102,097,750	USD	108,823,439	111,338,005	(2,514,566)
05/19/17	Goldman Sachs International	GBP	48,900,049	USD	61,432,301	63,374,708	(1,942,407)
05/19/17	RBC Capital Markets Corp.	CAD	111,362,980	USD	83,846,301	81,600,113	2,246,188
05/19/17	RBC Capital Markets Corp.	CHF	21,735,087	USD	21,695,882	21,874,449	(178,567)
05/19/17	RBC Capital Markets Corp.	EUR	102,097,750	USD	108,817,824	111,338,005	(2,520,181)
05/19/17	RBC Capital Markets Corp.	GBP	48,899,108	USD	61,436,203	63,373,488	(1,937,285)
Total Open Forward Foreign Currency Contracts — Currency Risk							$(9,516,808)

Currency Abbreviations:

CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro

GBP	– British Pound Sterling
USD	– U.S. Dollar

18                         Invesco Comstock Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2017:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$9,017,270
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$9,017,270

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(18,534,078)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(18,534,078)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$2,276,500	$(4,630,384)	$(2,353,884)	$—	$—	$(2,353,884)
CIBC World Markets Corp.	2,239,872	(4,640,926)	(2,401,054)	—	—	(2,401,054)
Goldman Sachs International	2,254,710	(4,626,735)	(2,372,025)	—	—	(2,372,025)
RBC Capital Markets Corp.	2,246,188	(4,636,033)	(2,389,845)	—	—	(2,389,845)
Total	$9,017,270	$(18,534,078)	$(9,516,808)	$—	$—	$(9,516,808)

Effect of Derivative Investments for the year ended April 30, 2017

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$78,546,878
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	4,255,223
Total	$82,802,101

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$1,082,175,095

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2017, the Fund engaged in securities purchases of $12,220,602 and securities sales of $21,651,299, which resulted in net realized gains of $11,066,231.

19                         Invesco Comstock Fund

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $32,050.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2017 and 2016:

	2017	2016
Ordinary income	$329,804,225	$219,145,849
Long-term capital gain	601,194,293	1,002,729,910
Total distributions	$930,998,518	$1,221,875,759

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$18,089,689
Net unrealized appreciation — investments	2,562,031,859
Net unrealized appreciation (depreciation) — other investments	(124,076)
Temporary book/tax differences	(1,001,488)
Post-October deferrals	(68,246,823)
Capital loss carryforward	(3,887,996)
Shares of beneficial interest	9,498,555,189
Total net assets	$12,005,416,354

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of April 30, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
April 30, 2018	$3,887,996	$—	$3,887,996

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

20                         Invesco Comstock Fund

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2017 was $2,087,866,584 and $3,761,895,672, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,974,160,859
Aggregate unrealized (depreciation) of investment securities	(412,129,000)
Net unrealized appreciation of investment securities	$2,562,031,859

Cost of investments for tax purposes is $9,426,283,739.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and income distribution reclass, on April 30, 2017, undistributed net investment income was decreased by $160,788, undistributed net realized gain (loss) was increased by $1,182,474 and shares of beneficial interest was decreased by $1,021,686. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended April 30,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	22,064,638	$515,384,295	32,160,583	$742,312,009
Class B	38,483	905,789	28,190	661,460
Class C	1,386,743	32,573,823	2,110,453	49,441,501
Class R	2,305,798	53,302,423	4,830,506	112,910,807
Class Y	38,735,527	910,300,914	25,974,703	595,989,119
Class R5	5,217,848	123,474,791	8,083,776	188,964,768
Class R6	7,062,920	165,460,047	9,355,472	215,842,096

Issued as reinvestment of dividends:
Class A	19,918,094	474,072,655	29,208,783	629,408,125
Class B	175,111	4,157,118	395,739	8,539,004
Class C	1,396,158	33,368,191	2,196,248	47,119,505
Class R	1,149,362	27,380,666	1,916,330	41,248,008
Class Y	9,756,499	231,636,236	13,674,987	295,158,296
Class R5	2,589,705	61,492,443	3,750,536	80,915,802
Class R6	2,341,425	55,569,573	2,876,832	62,068,817

Automatic conversion of Class B shares to Class A shares:
Class A	1,333,203	30,941,802	1,515,806	34,981,774
Class B	(1,333,740)	(30,941,802)	(1,516,131)	(34,981,774)

Reacquired:
Class A	(81,564,205)	(1,895,885,394)	(55,976,831)	(1,283,773,766)
Class B	(457,559)	(10,568,682)	(588,444)	(13,719,430)
Class C	(5,825,721)	(134,605,043)	(4,443,065)	(101,114,794)
Class R	(6,385,391)	(147,364,515)	(9,000,597)	(201,596,469)
Class Y	(48,504,398)	(1,126,175,015)	(32,245,007)	(740,935,653)
Class R5	(14,648,992)	(344,069,222)	(6,019,494)	(138,668,988)
Class R6	(8,710,647)	(205,623,897)	(6,526,230)	(150,177,350)
Net increase (decrease) in share activity	(51,959,139)	$(1,175,212,804)	21,763,145	$440,592,867

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 40% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21                         Invesco Comstock Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/17	$21.86	$0.40	$3.61	$4.01	$(0.49)	$(1.35)	$(1.84)	$24.03	18.56%		$6,350,463	0.84	%(d)	0.84	%(d)	1.75	%(d)	18%
Year ended 04/30/16	26.04	0.44	(2.29)	(1.85)	(0.36)	(1.97)	(2.33)	21.86	(6.90)		6,613,286	0.84		0.85		1.87		15
Year ended 04/30/15	24.29	0.32	1.84	2.16	(0.41)	—	(0.41)	26.04	8.98		7,698,790	0.82		0.83		1.30		17
Year ended 04/30/14	20.25	0.36	3.96	4.32	(0.28)	—	(0.28)	24.29	21.47		7,356,633	0.81		0.82		1.59		11
Year ended 04/30/13	16.93	0.27	3.32	3.59	(0.27)	—	(0.27)	20.25	21.46		6,034,792	0.86		0.86		1.56		12
Class B
Year ended 04/30/17	21.85	0.40	3.61	4.01	(0.49)	(1.35)	(1.84)	24.02	18.57	(e)	39,820	0.84	(d)(e)	0.84	(d)(e)	1.75	(d)(e)	18
Year ended 04/30/16	26.03	0.44	(2.29)	(1.85)	(0.36)	(1.97)	(2.33)	21.85	(6.91	)(e)	70,701	0.84	(e)	0.85	(e)	1.87	(e)	15
Year ended 04/30/15	24.28	0.32	1.84	2.16	(0.41)	—	(0.41)	26.03	8.98	(e)	127,988	0.82	(e)	0.83	(e)	1.30	(e)	17
Year ended 04/30/14	20.23	0.32	3.97	4.29	(0.24)	—	(0.24)	24.28	21.31	(e)	184,409	0.96	(e)	0.97	(e)	1.44	(e)	11
Year ended 04/30/13	16.93	0.23	3.30	3.53	(0.23)	—	(0.23)	20.23	21.11		248,404	1.09		1.61		1.33		12
Class C
Year ended 04/30/17	21.85	0.23	3.61	3.84	(0.32)	(1.35)	(1.67)	24.02	17.70		511,920	1.59	(d)	1.59	(d)	1.00	(d)	18
Year ended 04/30/16	26.03	0.27	(2.29)	(2.02)	(0.19)	(1.97)	(2.16)	21.85	(7.59	)(f)	532,230	1.56	(f)	1.57	(f)	1.15	(f)	15
Year ended 04/30/15	24.28	0.13	1.84	1.97	(0.22)	—	(0.22)	26.03	8.17		637,579	1.57		1.58		0.55		17
Year ended 04/30/14	20.24	0.19	3.96	4.15	(0.11)	—	(0.11)	24.28	20.57		589,910	1.56		1.57		0.84		11
Year ended 04/30/13	16.93	0.14	3.31	3.45	(0.14)	—	(0.14)	20.24	20.52		469,962	1.61		1.61		0.81		12
Class R
Year ended 04/30/17	21.86	0.35	3.61	3.96	(0.44)	(1.35)	(1.79)	24.03	18.27		324,055	1.09	(d)	1.09	(d)	1.50	(d)	18
Year ended 04/30/16	26.04	0.38	(2.29)	(1.91)	(0.30)	(1.97)	(2.27)	21.86	(7.14)		358,835	1.09		1.10		1.62		15
Year ended 04/30/15	24.29	0.26	1.84	2.10	(0.35)	—	(0.35)	26.04	8.71		486,154	1.07		1.08		1.05		17
Year ended 04/30/14	20.24	0.30	3.97	4.27	(0.22)	—	(0.22)	24.29	21.22		335,562	1.06		1.07		1.34		11
Year ended 04/30/13	16.93	0.23	3.31	3.54	(0.23)	—	(0.23)	20.24	21.11		220,443	1.11		1.11		1.31		12
Class Y
Year ended 04/30/17	21.86	0.46	3.61	4.07	(0.55)	(1.35)	(1.90)	24.03	18.86		3,334,930	0.59	(d)	0.59	(d)	2.00	(d)	18
Year ended 04/30/16	26.04	0.49	(2.28)	(1.79)	(0.42)	(1.97)	(2.39)	21.86	(6.67)		3,034,620	0.59		0.60		2.12		15
Year ended 04/30/15	24.29	0.39	1.84	2.23	(0.48)	—	(0.48)	26.04	9.26		3,422,401	0.57		0.58		1.55		17
Year ended 04/30/14	20.25	0.41	3.97	4.38	(0.34)	—	(0.34)	24.29	21.77		2,941,152	0.56		0.57		1.84		11
Year ended 04/30/13	16.93	0.32	3.31	3.63	(0.31)	—	(0.31)	20.25	21.76		2,151,816	0.61		0.61		1.81		12
Class R5
Year ended 04/30/17	21.85	0.48	3.62	4.10	(0.58)	(1.35)	(1.93)	24.02	18.98		741,550	0.51	(d)	0.51	(d)	2.08	(d)	18
Year ended 04/30/16	26.04	0.51	(2.29)	(1.78)	(0.44)	(1.97)	(2.41)	21.85	(6.61)		824,228	0.49		0.50		2.22		15
Year ended 04/30/15	24.29	0.41	1.84	2.25	(0.50)	—	(0.50)	26.04	9.36		830,574	0.49		0.50		1.63		17
Year ended 04/30/14	20.24	0.43	3.97	4.40	(0.35)	—	(0.35)	24.29	21.92		631,780	0.49		0.50		1.91		11
Year ended 04/30/13	16.93	0.34	3.31	3.65	(0.34)	—	(0.34)	20.24	21.85		398,311	0.49		0.49		1.93		12
Class R6
Year ended 04/30/17	21.85	0.50	3.61	4.11	(0.60)	(1.35)	(1.95)	24.01	19.05		702,678	0.41	(d)	0.41	(d)	2.18	(d)	18
Year ended 04/30/16	26.03	0.54	(2.29)	(1.75)	(0.46)	(1.97)	(2.43)	21.85	(6.48)		624,206	0.39		0.40		2.32		15
Year ended 04/30/15	24.28	0.44	1.83	2.27	(0.52)	—	(0.52)	26.03	9.46		595,160	0.39		0.40		1.73		17
Year ended 04/30/14	20.25	0.45	3.95	4.40	(0.37)	—	(0.37)	24.28	21.92		360,178	0.40		0.41		2.00		11
Year ended 04/30/13(g)	17.67	0.22	2.54	2.76	(0.18)	—	(0.18)	20.25	15.73		148,859	0.41	(h)	0.41	(h)	2.01	(h)	12

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $6,515,464, $57,701, $520,899, $340,734, $3,100,916, $798,742 and $659,762 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25% for the years ended April 30, 2017, April 30,2016 and April 30, 2015 and 0.40% for the year ended April 30, 2014 for Class B Shares.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.97% for the year ended April 30, 2016 for Class C shares.
(g)	Commencement date of September 24, 2012.
(h)	Annualized.

22                         Invesco Comstock Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of the Invesco Comstock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Comstock Fund (one of the portfolios constituting the AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) as of April 30, 2017, the results of its operations for the year then ended, the changes its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

June 23, 2017

23                         Invesco Comstock Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2016 through April 30, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,133.40	$4.44	$1,020.63	$4.21	0.84%
B	1,000.00	1,133.50	4.44	1,020.63	4.21	0.84
C	1,000.00	1,129.30	8.45	1,016.86	8.00	1.60
R	1,000.00	1,132.00	5.76	1,019.39	5.46	1.09
Y	1,000.00	1,134.90	3.12	1,021.87	2.96	0.59
R5	1,000.00	1,135.40	2.70	1,022.27	2.56	0.51
R6	1,000.00	1,135.60	2.17	1,022.76	2.06	0.41

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2016 through April 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

24                         Invesco Comstock Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$601,194,293
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	83.69%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$68,484,059

25                         Invesco Comstock Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco Comstock Fund, an investment portfolio of AIM Sector Funds (Invesco Sector Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purpose:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			478,210,140	13,802,825
	James T. Bunch			477,776,614	14,236,351
	Bruce L. Crockett			477,904,863	14,108,102
	Jack M. Fields			478,154,120	13,858,845
	Martin L. Flanagan			478,366,284	13,646,681
	Cynthia Hostetler			478,149,043	13,863,922
	Dr. Eli Jones			478,281,396	13,731,569
	Dr. Prema Mathai-Davis			477,927,603	14,085,362
	Teresa M. Ressel			478,116,999	13,895,966
	Dr. Larry Soll			477,671,696	14,341,269
	Ann Barnett Stern			478,390,538	13,622,427
	Raymond Stickel, Jr.			477,934,336	14,078,629
	Philip A. Taylor			478,104,174	13,908,791
	Robert C. Troccoli			478,368,464	13,644,501
	Christopher L. Wilson			478,433,867	13,579,098

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	261,575,830	26,621,916	13,166,011	190,648,808

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Comstock Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	164,116,011	11,513,542	10,065,767	74,854,069
4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	169,894,275	6,024,433	9,776,384	74,854,297
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	167,491,706	8,106,924	10,096,714	74,854,045

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds (Invesco Sector Funds).

26                         Invesco Comstock Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School—Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Comstock Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905                       Invesco Distributors, Inc.                                                                                  VK-COM-AR-1            06092017         1038

Annual Report to Shareholders	April 30, 2017

Invesco Dividend Income Fund
Nasdaq:
A: IAUTX ∎ B: IBUTX ∎ C: IUTCX ∎ Y: IAUYX ∎ Investor: FSTUX ∎ R5: FSIUX ∎ R6: IFUTX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European

Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve (the Fed) raised interest rates in December 2016 and again in March 2017. In its March statement, the Fed noted that the labor market has strengthened and economic activity has expanded at a moderate pace – and that it expects those trends to continue.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Dividend Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can   use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of   changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Dividend Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2017, Class A shares of Invesco Dividend Income Fund (the Fund), at net asset value (NAV), underperformed the Dow Jones U.S. Select Dividend Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/16 to 4/30/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.00%
Class B Shares	9.15
Class C Shares	9.16
Class Y Shares	10.28
Investor Class Shares	10.01
Class R5 Shares	10.32
Class R6 Shares	10.47
S&P 500 Index▼ (Broad Market Index)	17.92
Dow Jones U.S. Select Dividend Index▼ (Style-Specific Index)	15.60
Russell 1000 Value Index▼ (Style-Specific Index)	16.55
Lipper Equity Income Funds Index∎ (Peer Group Index)	15.18

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

During the fiscal year ended April 30, 2017, the US economy continued to strengthen as the unemployment rate declined, wages increased and inflation rose modestly. Signs of an improving economy prompted the US Federal Reserve to raise interest rates in December 2016 and again in March 2017. Major US stock market indexes posted gains for the reporting period, with most hitting record highs following the US presidential election. Investors saw the potential for changes in policy around taxation, regulations and infrastructure spending to stimulate economic growth. This optimism was more muted at the close of the fiscal year given the difficulties in enacting these significant changes.

The Fund continued to prioritize current income and long-term growth of capital by investing in above-market-yielding stocks that may help investors earn income, preserve assets and build capital. We believe that dividend-paying stocks may provide a conservative foundation for investors’ portfolios, and we seek to enhance the value of dividend investing by identifying above-market-yielding stocks with consistent and defensible dividends. Through fundamental research, we measure the strength and sustainability of a company’s dividend by analyzing its free cash flow potential over the next two to three years. We construct a portfolio that we believe provides above-average dividend income and the potential to build capital over the long term. We seek to manage portfolio risk utilizing careful stock selection, maintaining exposure to multiple sectors and employing a rigorous buy-and-sell discipline.

During the reporting period, 10 of 11 sectors were positive contributors to Fund results. The utilities and financials sectors contributed the most to overall Fund performance. Regulated gas utility company WGL Holdings was among the largest contributors to Fund results during the fiscal year. The company’s performance was driven by several competing offers that led to its proposed acquisition by Alta Gas (not a Fund holding). Regional bank M&T Bank was also a top contributor to overall Fund performance. The company reported modest loan growth during the reporting period. In addition, expectations for further net interest margin expansion as a result of increases to the federal funds rate were reflected in the company’s positive price response.

    Within the industrials sector, Kennametal was one of the largest contributors to Fund performance. The company reported higher-than-expected earnings with strong operating leverage and an improvement in industrial organic order growth. Management also increased expected expense savings and increased forward full-year earnings guidance.

    Telecommunication services company BT Group was the largest detractor from Fund performance during the fiscal year. The company was negatively impacted by uncertainty surrounding the UK’s vote to leave the European Union, weakness in its UK public sector business and an accounting restatement in its Italian operations. Consumer discretionary holdings Target and Marks and Spencer were also detractors from overall Fund performance. Both companies were impacted by a highly competitive environment, particularly as consumers shift more toward spending online. Target also pre-announced disappointing fourth quarter earnings and unveiled a $1 billion investment plan that increases spending on its supply chain, remodels, small-format

Portfolio Composition
By sector	% of total net assets

Utilities	21.1%
Consumer Staples	16.6
Financials	7.9
Telecommunication Services	7.7
Health Care	7.1
Energy	6.8
Industrials	5.9
Consumer Discretionary	5.7
Information Technology	2.4
Materials	2.3
Real Estate	1.9
Money Market Funds Plus Other Assets Less Liabilities	14.6

Top 10 Equity Holdings*
% of total net assets

1.	WGL Holdings Inc.	3.2%
2.	M&T Bank Corp.	3.2
3.	Procter & Gamble Co. (The)	2.9
4.	Coca-Cola Co. (The)	2.8
5.	Public Service Enterprise Group Inc.	2.8
6.	Dominion Resources, Inc.	2.7
7.	Suncor Energy, Inc.	2.7
8.	AT&T Inc.	2.5
9.	McDonald’s Corp.	2.5
10.	Merck & Co., Inc.	2.2

Total Net Assets	$2.5 billion

Total Number of Holdings*	60

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of April 30, 2017.

4                Invesco Dividend Income Fund

stores and price investments. We sold our position in Marks and Spencer before the close of the reporting period.

    Within the Dow Jones U.S. Select Dividend Index, the information technology, materials and financials sectors were the best-performing sectors while the energy, telecommunication services and real estate sectors lagged. The Fund’s overweight position in the telecommunication services sector detracted from performance versus the Dow Jones U.S. Select Dividend Index. The Fund’s higher cash position also detracted from relative performance in a rising market environment. Strong stock selection in the industrials sector contributed to Fund performance relative to the Dow Jones U.S. Select Dividend Index during the fiscal year. The Fund’s underweight position in the energy sector also benefited the Fund’s relative results, as the energy sector was one of the worst-performing sectors during the reporting period.

    This profit cycle has seen the largest profit margin expansion in over 50 years, despite a weaker-than-normal gross domestic product recovery from the recessionary lows.1 A key question for us is how much of this margin expansion is structural, due to factors like better supply chain management, and how much was derived from cyclical benefits, due to factors like lower funding costs given historically low interest rates. Our expectations for continued profit growth are more conservative given an unprecedented period of globally coordinated monetary easing, both of which have helped drive market valuations higher. This cycle is also one of the longest expansions on record with one of the longest bull markets, despite a historically low recovery in revenue versus previous cycle troughs.2 Given these considerations, we continue to rigorously analyze each investment’s risk-reward profile.

    At the close of the reporting period, the Fund remained focused on companies that we believed were reasonably valued, had sustainable cash flows and offered defensible dividends over the next two to three years. We believe the dividend income strategy is a valuable part of a portfolio, potentially helping investors earn income, preserve assets and build capital over the long-term.

    It has been our privilege to manage Invesco Dividend Income Fund, and we thank you for your investment.

1	Source: Sanford C. Bernstein & Co., LLC
2	Source: National Bureau of Economic Research, Ned Davis Research and FactSet Research Systems Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Meggan Walsh Chartered Financial Analyst, Portfolio Manager and Head of Invesco’s Dividend Value Team, is lead manager of Invesco Dividend Income Fund. She joined Invesco in 1991. Ms. Walsh earned a BS in finance from the University of Maryland and an MBA from Loyola University Maryland.

Robert Botard Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Dividend Income Fund. He joined
Invesco in 1993. Mr. Botard earned a BBA in finance and a BBA in international business from The University of Texas at Austin. He also earned a Master of International Management degree from the Thunderbird School of Global Management.

5                         Invesco Dividend Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/07

1	Source: FactSet Research Systems Inc.
2	It is Invesco’s policy to chart the Fund’s oldest share class(es). Because Investor Class shares do not have a sales charge, we also show the oldest share class with a sales charge, Class C shares.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Dividend Income Fund

Average Annual Total Returns As of 4/30/17, including maximum applicable sales charges
Class A Shares
Inception (3/28/02)	8.49%
10 Years	5.40
5 Years	10.95
1 Year	3.94

Class B Shares
Inception (3/28/02)	8.47%
10 Years	5.36
5 Years	11.11
1 Year	4.15

Class C Shares
Inception (2/14/00)	3.60%
10 Years	5.21
5 Years	11.38
1 Year	8.16

Class Y Shares
10 Years	6.22%
5 Years	12.51
1 Year	10.28

Investor Class Shares
Inception (6/2/86)	8.72%
10 Years	5.99
5 Years	12.21
1 Year	10.01

Class R5 Shares
Inception (10/25/05)	9.05%
10 Years	6.42
5 Years	12.56
1 Year	10.32

Class R6 Shares
10 Years	6.16%
5 Years	12.58
1 Year	10.47

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and

Average Annual Total Returns As of 3/31/17, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (3/28/02)	8.51%
10 Years	5.82
5 Years	11.37
1 Year	4.58

Class B Shares
Inception (3/28/02)	8.49%
10 Years	5.78
5 Years	11.53
1 Year	4.87

Class C Shares
Inception (2/14/00)	3.60%
10 Years	5.63
5 Years	11.78
1 Year	8.83

Class Y Shares
10 Years	6.65%
5 Years	12.92
1 Year	10.91

Investor Class Shares
Inception (6/2/86)	8.73%
10 Years	6.42
5 Years	12.63
1 Year	10.69

Class R5 Shares
Inception (10/25/05)	9.08%
10 Years	6.84
5 Years	12.96
1 Year	11.01

Class R6 Shares
10 Years	6.58%
5 Years	12.98
1 Year	11.10

principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares was 1.18%, 1.93%, 1.93%, 0.93%, 1.18%, 0.86% and 0.76%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares was 1.19%, 1.94%, 1.94%, 0.94%, 1.19%, 0.87% and 0.77%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7                         Invesco Dividend Income Fund

Invesco Dividend Income Fund’s investment objective is current income and long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of April 30, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. See the prospectus for more information.

Principal risks of investing in the Fund

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Dow Jones U.S. Select Dividend™ Index represent the country’s leading stocks by dividend yield.
∎	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Equity Income Funds Index is an unmanaged index considered representative of equity income funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Dividend Income Fund

Schedule of Investments(a)

April 30, 2017

	Shares	Value
Common Stocks & Other Equity Interests–85.37%
Aerospace & Defense–1.43%
General Dynamics Corp.	72,170	$13,985,824
Lockheed Martin Corp.	80,517	21,695,306
		35,681,130

Air Freight & Logistics–0.19%
United Parcel Service, Inc.–Class B	44,278	4,758,114

Asset Management & Custody Banks–1.74%
Federated Investors, Inc.–Class B	503,644	13,507,732
Waddell & Reed Financial, Inc.–Class A	1,674,877	30,131,037
		43,638,769

Drug Retail–0.68%
Walgreens Boots Alliance, Inc.	195,878	16,951,282

Electric Utilities–6.79%
American Electric Power Co., Inc.	271,936	18,445,419
Duke Energy Corp.	421,071	34,738,357
Exelon Corp.	1,424,909	49,344,599
Pinnacle West Capital Corp.	269,418	22,924,778
Portland General Electric Co.	632,963	28,698,542
Xcel Energy, Inc.	348,717	15,709,701
		169,861,396

Electrical Components & Equipment–2.46%
ABB Ltd. (Switzerland)	967,012	23,654,232
Emerson Electric Co.	629,666	37,956,266
		61,610,498

Food Distributors–0.65%
Sysco Corp.	309,768	16,377,434

Gas Utilities–5.47%
National Fuel Gas Co.	623,838	34,548,149
Southwest Gas Holdings, Inc.	262,591	21,994,622
WGL Holdings Inc.	975,007	80,399,077
		136,941,848

General Merchandise Stores–1.53%
Target Corp.	685,017	38,258,199

Household Products–4.10%
Kimberly-Clark Corp.	241,427	31,325,153
Procter & Gamble Co. (The)	814,982	71,172,378
		102,497,531

Industrial Machinery–1.84%
Kennametal Inc.	1,106,671	46,015,380

Integrated Oil & Gas–6.80%
Exxon Mobil Corp.	463,743	37,864,616
Royal Dutch Shell PLC -Class B (United Kingdom)	650,810	17,328,906
Suncor Energy, Inc. (Canada)	2,132,063	66,812,918
TOTAL S.A. (France)	937,361	48,046,612
		170,053,052

	Shares	Value
Integrated Telecommunication Services–7.69%
AT&T Inc.	1,561,106	$61,866,631
BT Group PLC (United Kingdom)	9,859,963	38,918,477
CenturyLink Inc.	544,531	13,978,111
Deutsche Telekom AG (Germany)	2,044,269	35,851,838
Verizon Communications Inc.	910,650	41,807,941
		192,422,998

Motorcycle Manufacturers–1.12%
Harley-Davidson, Inc.	491,347	27,913,423

Multi-Utilities–8.86%
CMS Energy Corp.	366,826	16,653,901
Dominion Resources, Inc.	881,566	68,259,655
DTE Energy Co.	122,703	12,833,507
National Grid PLC (United Kingdom)	1,786,108	23,133,671
Public Service Enterprise Group Inc.	1,584,046	69,777,226
Sempra Energy	274,901	31,069,311
		221,727,271

Packaged Foods & Meats–5.55%
Campbell Soup Co.	395,948	22,782,848
General Mills, Inc.	840,187	48,319,154
Kraft Heinz Co. (The)	438,403	39,627,247
Nestle S.A. (Switzerland)	365,705	28,170,733
		138,899,982

Paper Packaging–2.25%
International Paper Co.	717,143	38,704,208
Sonoco Products Co.	338,344	17,698,774
		56,402,982

Pharmaceuticals–7.09%
Bristol-Myers Squibb Co.	884,260	49,562,773
Eli Lilly and Co.	600,661	49,290,242
Johnson & Johnson	200,151	24,712,644
Merck & Co., Inc.	863,212	53,804,004
		177,369,663

Property & Casualty Insurance–1.01%
Travelers Cos., Inc. (The)	208,031	25,309,051

Regional Banks–5.15%
Cullen/Frost Bankers, Inc.	304,079	28,702,017
M&T Bank Corp.	513,806	79,850,590
Prosperity Bancshares, Inc.	302,335	20,316,912
		128,869,519

Restaurants–3.03%
Darden Restaurants, Inc.	167,669	14,283,722
McDonald’s Corp.	439,989	61,567,661
		75,851,383

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco  Dividend Income Fund

	Shares	Value
Semiconductors–2.35%
Analog Devices, Inc.	121,879	$9,287,180
Microchip Technology Inc.	654,657	49,478,976
		58,766,156

Soft Drinks–2.80%
Coca-Cola Co. (The)	1,624,404	70,093,033

Specialized REIT’s–1.94%
Weyerhaeuser Co.	1,434,742	48,594,712

Tobacco–2.85%
Altria Group, Inc.	396,480	28,459,334
Philip Morris International Inc.	387,885	42,993,175
		71,452,509
Total Common Stocks & Other Equity Interests (Cost $1,798,485,371)		2,136,317,315

	Shares	Value
Money Market Funds–14.87%
Government & Agency Portfolio–Institutional Class, 0.67%(b)	223,315,397	$223,315,397
Treasury Portfolio–Institutional Class, 0.63%(b)	148,876,932	148,876,932
Total Money Market Funds (Cost $372,192,329)		372,192,329
TOTAL INVESTMENTS–100.24% (Cost $2,170,677,700)		2,508,509,644
OTHER ASSETS LESS LIABILITIES–(0.24)%		(6,093,280)
NET ASSETS–100.00%		$2,502,416,364

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco  Dividend Income Fund

Statement of Assets and Liabilities

April 30, 2017

Assets:
Investments, at value (Cost $1,798,485,371)	$2,136,317,315
Investments in affiliated money market funds, at value and cost	372,192,329
Total investments, at value (Cost $2,170,677,700)	2,508,509,644
Foreign currencies, at value (Cost $1,418,221)	1,434,005
Receivable for:
Investments sold	2,167,681
Fund shares sold	7,893,891
Dividends	4,786,745
Investment for trustee deferred compensation and retirement plans	130,147
Unrealized appreciation on forward foreign currency contracts outstanding	758,737
Other assets	88,217
Total assets	2,525,769,067

Liabilities:
Payable for:
Investments purchased	9,312,049
Fund shares reacquired	11,912,365
Accrued fees to affiliates	1,231,002
Accrued trustees’ and officers’ fees and benefits	5,707
Accrued other operating expenses	376,902
Trustee deferred compensation and retirement plans	146,256
Unrealized depreciation on forward foreign currency contracts outstanding	368,422
Total liabilities	23,352,703
Net assets applicable to shares outstanding	$2,502,416,364

Net assets consist of:
Shares of beneficial interest	$2,138,977,820
Undistributed net investment income	(23,371)
Undistributed net realized gain	25,225,891
Net unrealized appreciation	338,236,024
$2,502,416,364

Net Assets:
Class A	$1,143,945,930
Class B	$4,215,848
Class C	$311,194,250
Class Y	$860,104,888
Investor Class	$97,227,512
Class R5	$2,375,770
Class R6	$83,352,166

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	47,744,890
Class B	175,441
Class C	12,828,679
Class Y	35,560,681
Investor Class	4,020,938
Class R5	99,124
Class R6	3,475,226
Class A:
Net asset value per share	$23.96
Maximum offering price per share
(Net asset value of $23.96 ÷ 94.50%)	$25.35
Class B:
Net asset value and offering price per share	$24.03
Class C:
Net asset value and offering price per share	$24.26
Class Y:
Net asset value and offering price per share	$24.19
Investor Class:
Net asset value and offering price per share	$24.18
Class R5:
Net asset value and offering price per share	$23.97
Class R6:
Net asset value and offering price per share	$23.98

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco  Dividend Income Fund

Statement of Operations

For the year ended April 30, 2017

Investment income:
Dividends (net of foreign withholding taxes of $790,114)	$59,508,314
Dividends from affiliated money market funds	1,485,831
Total investment income	60,994,145

Expenses:
Advisory fees	12,944,329
Administrative services fees	465,836
Custodian fees	34,228
Distribution fees:
Class A	2,960,619
Class B	57,778
Class C	2,620,028
Investor Class	241,478
Transfer agent fees — A, B, C, Y and Investor	3,183,018
Transfer agent fees — R5	1,374
Transfer agent fees — R6	3,143
Trustees’ and officers’ fees and benefits	46,991
Registration and filing fees	314,628
Reports to shareholders	437,937
Professional services fees	60,445
Other	34,505
Total expenses	23,406,337
Less: Fees waived and expense offset arrangement(s)	(471,210)
Net expenses	22,935,127
Net investment income	38,059,018

Realized and unrealized gain from:
Net realized gain from:
Investment securities	33,644,024
Foreign currencies	39,901
Forward foreign currency contracts	2,335,440
36,019,365
Change in net unrealized appreciation of:
Investment securities	131,473,976
Foreign currencies	25,172
Forward foreign currency contracts	1,665,236
133,164,384
Net realized and unrealized gain	169,183,749
Net increase in net assets resulting from operations	$207,242,767

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco  Dividend Income Fund

Statement of Changes in Net Assets

For the years ended April 30, 2017 and 2016

	2017	2016
Operations:
Net investment income	$38,059,018	$15,181,047
Net realized gain	36,019,365	18,543,217
Change in net unrealized appreciation	133,164,384	66,618,887
Net increase in net assets resulting from operations	207,242,767	100,343,151

Distributions to shareholders from net investment income:
Class A	(20,803,893)	(10,154,258)
Class B	(58,708)	(98,189)
Class C	(2,640,699)	(927,378)
Class Y	(11,477,833)	(1,672,559)
Investor Class	(1,696,977)	(1,470,492)
Class R5	(32,280)	(4,711)
Class R6	(1,710,270)	(1,345,105)
Total distributions from net investment income	(38,420,660)	(15,672,692)

Distributions to shareholders from net realized gains:
Class A	(8,645,516)	(10,853,763)
Class B	(37,684)	(165,093)
Class C	(1,943,560)	(1,501,782)
Class Y	(4,209,998)	(1,035,782)
Investor Class	(666,199)	(1,626,499)
Class R5	(13,114)	(5,856)
Class R6	(567,224)	(1,329,498)
Total distributions from net realized gains	(16,083,295)	(16,518,273)

Share transactions–net:
Class A	193,246,031	411,511,840
Class B	(2,923,746)	(3,246,373)
Class C	138,121,491	86,032,465
Class Y	572,507,893	185,172,547
Investor Class	1,610,402	9,115,847
Class R5	1,707,072	503,726
Class R6	14,614,408	8,323,035
Net increase in net assets resulting from share transactions	918,883,551	697,413,087
Net increase in net assets	1,071,622,363	765,565,273

Net assets:
Beginning of year	1,430,794,001	665,228,728
End of year (includes undistributed net investment income of $(23,371) and $290,527, respectively)	$2,502,416,364	$1,430,794,001
Notes to Financial Statements

April 30, 2017

NOTE 1—Significant Accounting Policies

Invesco Dividend Income Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is current income and long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria

13                         Invesco  Dividend Income Fund

are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and

14                         Invesco  Dividend Income Fund

unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

15                         Invesco  Dividend Income Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

For the year ended April 30, 2017, the effective advisory fees incurred by the Fund was 0.59%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended April 30, 2017, the Adviser waived advisory fees of $459,270.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2017, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2017, IDI advised the Fund that IDI retained $753,440 in front-end

16                         Invesco  Dividend Income Fund

sales commissions from the sale of Class A shares and $35,805, $357 and $68,627 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended April 30, 2017, there were transfers from Level 1 to Level 2 of $23,654,232 and from Level 2 to Level 1 of $62,052,148, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$2,047,287,565	$89,029,750	$—	$2,136,317,315
Money Market Funds	372,192,329	—	—	372,192,329
	2,419,479,894	89,029,750	—	2,508,509,644
Forward Foreign Currency Contracts*	—	390,315	—	390,315
Total Investments	$2,419,479,894	$89,420,065	$—	$2,508,899,959

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
			Deliver		Receive
05/24/17	Citigroup Global Markets Inc.	CAD	14,596,490	USD	10,947,806	$10,696,197	$251,609
05/24/17	Citigroup Global Markets Inc.	EUR	12,574,507	USD	13,596,688	13,716,154	(119,466)
05/24/17	Citigroup Global Markets Inc.	USD	211,634	CAD	288,006	211,049	(585)
05/24/17	Goldman Sachs International	CAD	14,951,380	USD	11,218,177	10,956,257	261,920
05/24/17	Goldman Sachs International	EUR	12,870,538	USD	13,914,418	14,039,063	(124,645)
05/24/17	Goldman Sachs International	USD	235,593	CAD	315,588	231,261	(4,332)
05/24/17	Merrill Lynch International	CAD	14,596,490	USD	10,941,405	10,696,197	245,208
05/24/17	Merrill Lynch International	EUR	12,574,549	USD	13,599,815	13,716,201	(116,386)
05/24/17	Merrill Lynch International	USD	127,717	CAD	170,184	124,709	(3,008)
Total forward foreign currency contracts — currency risk							$390,315

Currency Abbreviations:

CAD	– Canadian Dollar

EUR	– Euro

USD	– U.S. Dollar

17                         Invesco  Dividend Income Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2017:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$758,737
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$758,737

Derivative Liabilities
Unrealized depreciation on forward foreign currency contracts outstanding	$(368,422)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(368,422)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts		Non-Cash	Cash	Net Amount
Citigroup Global Markets Inc.	$251,609	$(120,051)	$131,558	$—	$—	$131,558
Goldman Sachs International	261,920	(128,977)	132,943	—	—	132,943
Merrill Lynch International	245,208	(119,394)	125,814	—	—	125,814
Total	$758,737	$(368,422)	$390,315	$—	$—	$390,315

Effect of Derivative Investments for the year ended April 30, 2017

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$2,335,440
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	1,665,236
Total	$4,000,676

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$66,187,277

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $11,940.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

18                         Invesco  Dividend Income Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2017 and 2016:

	2017	2016
Ordinary income	$39,163,997	$15,103,903
Long-term capital gain	15,339,958	17,087,062
Total distributions	$54,503,955	$32,190,965

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$8,921,170
Undistributed long-term gain	16,838,066
Net unrealized appreciation — investments	337,806,090
Net unrealized appreciation — other investments	13,765
Temporary book/tax differences	(140,547)
Shares of beneficial interest	2,138,977,820
Total net assets	$2,502,416,364

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of April 30, 2017.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2017 was $934,481,871 and $112,444,346, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$374,286,626
Aggregate unrealized (depreciation) of investment securities	(36,480,536)
Net unrealized appreciation of investment securities	$337,806,090

Cost of investments for tax purposes is $2,170,703,554.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and fair fund settlements, on April 30, 2017, undistributed net investment income was increased by $47,744 and undistributed net realized gain was decreased by $47,744. This reclassification had no effect on the net assets of the Fund.

19                         Invesco  Dividend Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended April 30,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	32,872,145	$752,580,540	23,155,095	$495,255,985
Class B	58,719	1,355,499	45,769	985,278
Class C	8,065,437	187,099,792	4,575,659	99,778,343
Class Y	35,600,689	833,032,697	10,201,141	221,042,787
Investor Class	1,106,288	25,418,112	833,236	18,217,582
Class R5	88,742	2,042,332	25,368	541,396
Class R6	1,231,702	28,325,692	537,995	11,376,017

Issued as reinvestment of dividends:
Class A	1,160,417	26,940,241	899,704	18,705,560
Class B	3,851	89,617	11,767	244,100
Class C	173,487	4,093,920	101,394	2,127,305
Class Y	574,471	13,514,267	107,947	2,287,463
Investor Class	95,621	2,238,180	139,764	2,928,943
Class R5	1,934	45,145	505	10,487
Class R6	98,044	2,277,494	128,598	2,674,602

Automatic conversion of Class B shares to Class A shares:
Class A	121,190	2,802,975	151,581	3,226,925
Class B	(120,829)	(2,802,975)	(151,126)	(3,226,925)

Reacquired:
Class A	(25,280,882)	(589,077,725)	(5,016,182)	(105,676,630)
Class B	(67,699)	(1,565,887)	(59,164)	(1,248,826)
Class C	(2,251,720)	(53,072,221)	(740,023)	(15,873,183)
Class Y	(11,694,780)	(274,039,071)	(1,767,891)	(38,157,703)
Investor Class	(1,118,748)	(26,045,890)	(567,954)	(12,030,678)
Class R5	(16,213)	(380,405)	(2,232)	(48,157)
Class R6	(674,403)	(15,988,778)	(273,544)	(5,727,584)
Net increase in share activity	40,027,463	$918,883,551	32,337,407	$697,413,087

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 50% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20                         Invesco  Dividend Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/17	$22.32	$0.41	$1.80	$2.21	$(0.41)	$(0.16)	$(0.57)	$23.96	10.00%	$1,143,946	1.03	%(d)	1.05	%(d)	1.74	%(d)	6%
Year ended 04/30/16	21.03	0.40	1.77	2.17	(0.41)	(0.47)	(0.88)	22.32	10.72	867,596	1.13		1.17		1.91		9
Year ended 04/30/15	19.88	0.41	1.37	1.78	(0.42)	(0.21)	(0.63)	21.03	9.07	413,896	1.12		1.22		1.99		4
Year ended 04/30/14	18.02	0.41	2.16	2.57	(0.48)	(0.23)	(0.71)	19.88	14.66	335,837	1.09		1.29		2.22		4
Year ended 04/30/13	16.93	0.50	2.21	2.71	(0.52)	(1.10)	(1.62)	18.02	16.83	262,332	1.26		1.34		2.87		66
Class B
Year ended 04/30/17	22.38	0.23	1.81	2.04	(0.23)	(0.16)	(0.39)	24.03	9.20	4,216	1.78	(d)	1.80	(d)	0.99	(d)	6
Year ended 04/30/16	21.09	0.25	1.77	2.02	(0.26)	(0.47)	(0.73)	22.38	9.87	6,746	1.88		1.92		1.16		9
Year ended 04/30/15	19.93	0.25	1.38	1.63	(0.26)	(0.21)	(0.47)	21.09	8.30	9,578	1.87		1.97		1.24		4
Year ended 04/30/14	18.07	0.27	2.16	2.43	(0.34)	(0.23)	(0.57)	19.93	13.76	12,479	1.84		2.04		1.47		4
Year ended 04/30/13	16.97	0.37	2.21	2.58	(0.38)	(1.10)	(1.48)	18.07	15.92	15,099	2.01		2.09		2.12		66
Class C
Year ended 04/30/17	22.60	0.24	1.82	2.06	(0.24)	(0.16)	(0.40)	24.26	9.16	311,194	1.78	(d)	1.80	(d)	0.99	(d)	6
Year ended 04/30/16	21.28	0.25	1.80	2.05	(0.26)	(0.47)	(0.73)	22.60	9.94	154,584	1.88		1.92		1.16		9
Year ended 04/30/15	20.11	0.26	1.39	1.65	(0.27)	(0.21)	(0.48)	21.28	8.29	61,818	1.87		1.97		1.24		4
Year ended 04/30/14	18.24	0.27	2.17	2.44	(0.34)	(0.23)	(0.57)	20.11	13.71	42,150	1.84		2.04		1.47		4
Year ended 04/30/13	17.11	0.37	2.24	2.61	(0.38)	(1.10)	(1.48)	18.24	15.99	27,793	2.01		2.09		2.12		66
Class Y
Year ended 04/30/17	22.53	0.47	1.82	2.29	(0.47)	(0.16)	(0.63)	24.19	10.28	860,105	0.78	(d)	0.80	(d)	1.99	(d)	6
Year ended 04/30/16	21.22	0.47	1.78	2.25	(0.47)	(0.47)	(0.94)	22.53	11.01	249,625	0.88		0.92		2.16		9
Year ended 04/30/15	20.06	0.47	1.37	1.84	(0.47)	(0.21)	(0.68)	21.22	9.34	53,878	0.87		0.97		2.24		4
Year ended 04/30/14	18.18	0.46	2.17	2.63	(0.52)	(0.23)	(0.75)	20.06	14.95	22,690	0.84		1.04		2.47		4
Year ended 04/30/13	17.07	0.54	2.24	2.78	(0.57)	(1.10)	(1.67)	18.18	17.16	5,146	1.01		1.09		3.12		66
Investor Class
Year ended 04/30/17	22.52	0.41	1.82	2.23	(0.41)	(0.16)	(0.57)	24.18	10.01	97,228	1.03	(d)	1.05	(d)	1.74	(d)	6
Year ended 04/30/16	21.22	0.41	1.78	2.19	(0.42)	(0.47)	(0.89)	22.52	10.69	88,691	1.13		1.17		1.91		9
Year ended 04/30/15	20.05	0.41	1.39	1.80	(0.42)	(0.21)	(0.63)	21.22	9.11	74,957	1.12		1.22		1.99		4
Year ended 04/30/14	18.18	0.41	2.17	2.58	(0.48)	(0.23)	(0.71)	20.05	14.61	70,853	1.09		1.29		2.22		4
Year ended 04/30/13	17.07	0.50	2.23	2.73	(0.52)	(1.10)	(1.62)	18.18	16.84	67,130	1.26		1.34		2.87		66
Class R5
Year ended 04/30/17	22.32	0.48	1.81	2.29	(0.48)	(0.16)	(0.64)	23.97	10.38	2,376	0.72	(d)	0.74	(d)	2.05	(d)	6
Year ended 04/30/16	21.04	0.47	1.75	2.22	(0.47)	(0.47)	(0.94)	22.32	10.98	551	0.84		0.85		2.20		9
Year ended 04/30/15	19.88	0.46	1.39	1.85	(0.48)	(0.21)	(0.69)	21.04	9.44	21	0.82		0.83		2.29		4
Year ended 04/30/14	18.03	0.45	2.15	2.60	(0.52)	(0.23)	(0.75)	19.88	14.87	671	0.84		0.87		2.47		4
Year ended 04/30/13	16.94	0.56	2.22	2.78	(0.59)	(1.10)	(1.69)	18.03	17.32	680	0.87		0.88		3.26		66
Class R6
Year ended 04/30/17	22.34	0.50	1.80	2.30	(0.50)	(0.16)	(0.66)	23.98	10.42	83,352	0.64	(d)	0.66	(d)	2.13	(d)	6
Year ended 04/30/16	21.05	0.49	1.77	2.26	(0.50)	(0.47)	(0.97)	22.34	11.13	63,000	0.74		0.75		2.30		9
Year ended 04/30/15	19.89	0.48	1.38	1.86	(0.49)	(0.21)	(0.70)	21.05	9.49	51,080	0.78		0.79		2.33		4
Year ended 04/30/14	18.04	0.46	2.15	2.61	(0.53)	(0.23)	(0.76)	19.89	14.89	33,762	0.82		0.83		2.49		4
Year ended 04/30/13(e)	17.55	0.34	1.58	1.92	(0.33)	(1.10)	(1.43)	18.04	11.58	21,141	0.89	(f)	0.89	(f)	3.24	(f)	66

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,184,248, $5,778, $262,003, $569,076, $96,591, $1,557 and $79,488 for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 24, 2012.
(f)	Annualized.

21                         Invesco  Dividend Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of the Invesco Dividend Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Dividend Income Fund (one of the portfolios constituting the AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

June 23, 2017

22                         Invesco  Dividend Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2016 through April 30, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,086.70	$5.38	$1,019.64	$5.21	1.04%
B	1,000.00	1,082.90	9.24	1,015.92	8.95	1.79
C	1,000.00	1,083.10	9.25	1,015.92	8.95	1.79
Y	1,000.00	1,088.20	4.09	1,020.88	3.96	0.79
Investor	1,000.00	1,086.90	5.38	1,019.64	5.21	1.04
R5	1,000.00	1,088.90	3.73	1,021.22	3.61	0.72
R6	1,000.00	1,089.30	3.32	1,021.62	3.21	0.64

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2016 through April 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

23                         Invesco  Dividend Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$15,339,958
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$743,337

24                         Invesco  Dividend Income Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco Dividend Income Fund, an investment portfolio of AIM Sector Funds (Invesco Sector Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purpose:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			478,210,140	13,802,825
	James T. Bunch			477,776,614	14,236,351
	Bruce L. Crockett			477,904,863	14,108,102
	Jack M. Fields			478,154,120	13,858,845
	Martin L. Flanagan			478,366,284	13,646,681
	Cynthia Hostetler			478,149,043	13,863,922
	Dr. Eli Jones			478,281,396	13,731,569
	Dr. Prema Mathai-Davis			477,927,603	14,085,362
	Teresa M. Ressel			478,116,999	13,895,966
	Dr. Larry Soll			477,671,696	14,341,269
	Ann Barnett Stern			478,390,538	13,622,427
	Raymond Stickel, Jr.			477,934,336	14,078,629
	Philip A. Taylor			478,104,174	13,908,791
	Robert C. Troccoli			478,368,464	13,644,501
	Christopher L. Wilson			478,433,867	13,579,098

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	261,575,830	26,621,916	13,166,011	190,648,808

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Dividend Income Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	37,203,115	3,310,138	2,125,257	17,703,904
4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	38,706,707	1,799,941	2,131,904	17,703,862
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	38,058,487	2,352,580	2,227,464	17,703,883

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds (Invesco Sector Funds).

25                         Invesco  Dividend Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco  Dividend Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School—Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco  Dividend Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco  Dividend Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco  Dividend Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905                     Invesco Distributors, Inc.                                                                                         I-DIVI-AR-1            06092017       1016

Annual Report to Shareholders	April 30, 2017

Invesco Energy Fund
Nasdaq:
A: IENAX ∎ B: IENBX ∎ C: IEFCX ∎ Y: IENYX ∎ Investor: FSTEX ∎ R5: IENIX ∎ R6: IENSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve (the Fed) raised interest rates in December 2016 and again in March 2017. In its March statement, the Fed noted that the labor market has strengthened and economic activity has expanded at a moderate pace – and that it expects those trends to continue.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Energy Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎   Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can   use to strive to meet your financial needs as your investment goals change   over time.

∎   Monitoring how the portfolio management teams of the Invesco funds are performing in light   of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Energy Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2017, Class A shares of Invesco Energy Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the MCSI World Energy Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/16 to 4/30/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-8.29%
Class B Shares	-8.96
Class C Share	-8.97
Class Y Shares	-8.03
Investor Class Shares	-8.29
Class R5 Shares	-7.88
Class R6 Shares*	-8.22
S&P 500 Index▼ (Broad Market Index)	17.92
MSCI World Energy Index▼ (Style-Specific Index)	3.07
Lipper Natural Resource Funds Index∎ (Peer Group Index)	3.66
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc. *Class R6 shares incepted on April 4, 2017. See page 7 for more information.

Market conditions and your Fund

The fiscal year ended April 30, 2017, saw a series of momentous political events which impacted the investment environment, as well as the outlook for economic growth and political stability.

    In June, the decision by UK voters to leave the European Union caused global markets to decline sharply, but only briefly. Stocks in economically sensitive sectors, including energy and financials, were hardest hit as investors flocked to the perceived safety of US Treasuries and more defensive, dividend-paying equities. Following the outcome of the November US presidential election, US stocks surged. The rally was led by the health care and financials sectors, which could potentially benefit from reduced regulation. Non-US equities, particularly emerging market equities, traded lower due to currency weakness and the potential for a less favorable trade environment. Also in November, OPEC agreed to cut production for the first time in eight years; the agreement helped support higher oil prices and energy stocks.

    As expected, the US Federal Reserve (the Fed) raised interest rates in December 2016 and again in March 2017. Toward the end of the reporting period uncertain global political outcomes continued to drive swings in capital market sentiment. Corporate earnings reports for the 2016 year-end showed better growth trends and corporate profits. Inflation also rose during the reporting period, driven primarily by energy prices, and was expected to be a dominant theme for central banks.

    For the reporting period as a whole, US equities outperformed non-US equites. Emerging markets, supported by the Fed’s delayed interest rate increases and a rally in commodities, outperformed their developed-market counterparts (excluding the US) – a reversal from previous years.

    At the sector level, energy stocks, in general, experienced some respite during the fiscal year as a result of action by OPEC to limit crude oil production and intermittent periods of commodity price recovery. While OPEC effectively capped its production, rising inventories and increased production from the US caused a decline in energy prices and related stocks since January. Crude oil prices rose from $48 per barrel to a high of $57 per barrel in January, before declining back to $52 per barrel at the close of the reporting period.1 Natural gas prices were weak given a relatively warm winter, averaging $2.92 per thousand cubic feet for the fiscal year.1

    For the reporting period, the Fund underperformed the MSCI World Energy Index as a result of security selection and overweight exposures in the oil and gas exploration and production (E&P) industry and the oil and gas equipment and services industry. Additionally, security selection in the integrated oil and gas industry and overweight exposure in the oil and gas drilling industry detracted from performance versus the Fund’s style-specific benchmark for the reporting period. Conversely, a lack of holdings in the coal and consumable fuels industry contributed to relative Fund performance.

    Top individual contributors to the Fund’s absolute performance for the reporting period included Devon Energy and EOG Resources. Devon Energy is one of the largest independent E&P companies in North America. During the fiscal year, the company completed its asset divestiture program with proceeds totaling $3.2 billion (above the planned target) by selling non-core assets in favor of high-returning, oil-growth properties in areas such as the Eagle Ford gas-shale formation and Permian Basins. This allowed the company to meaningfully reduce its debt and operating expenses while simultaneously raising its production in 2016. In fact, Devon

Portfolio Composition
By industry	% of total net assets

Oil & Gas Exploration & Production	47.3%
Integrated Oil & Gas	27.5
Oil & Gas Equipment & Services	15.9
Oil & Gas Refining & Marketing	4.5
Oil & Gas Drilling	4.1
Money Market Funds Plus Other Assets Less Liabilities	0.7

Top 10 Equity Holdings*
% of total net assets

1. Suncor Energy, Inc.	5.8%
2. Canadian Natural Resources Ltd.	5.2
3. Noble Energy, Inc.	5.0
4. BP PLC-ADR	5.0
5. Devon Energy Corp.	4.6
6. Chevron Corp.	4.6
7. Royal Dutch Shell PLC Class A-ADR	4.5
8. PrairieSky Royalty Ltd.	4.0
9. Hess Corp.	3.9
10. Core Laboratories N.V.	3.5

Total Net Assets	$750.1 million

Total Number of Holdings*	34

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of April 30, 2017.

4                         Invesco Energy Fund

Energy was able to achieve its best drilling results in the company’s 45-year history. EOG Resources, an oil and gas producer focused primarily on US shale plays, benefited from higher crude prices and coordination by OPEC to limit crude production during the fiscal year. Further, the company has been able to reduce well costs and add more rigs to its lineup.

    Top individual detractors from the Fund’s absolute performance during the reporting period included Cobalt International Energy and Range Resources. Cobalt is an independent E&P company that has suffered from uncertainty related to the unexpected resignation of its chairman and chief executive officer early in the fiscal year. In addition, the prolonged delay in the sale of its $1.8 billion Angolan asset has weighed on the company, particularly since the buyer, Sonangol (not a Fund holding), has not upheld its side of the agreement. Cobalt has taken full impairment charges related to the asset and submitted a Notice of Dispute with plans to move forward with arbitration if Sonangol does not take action to resolve. Range Resources, an independent E&P company, is among the lowest cost producers of natural gas and natural gas liquids in the US given its position in the prolific Marcellus Shale. During the reporting period, Range Resources purchased Memorial Resources Development (not a Fund holding) for access to northern Louisiana’s natural gas. The company has traded lower on lackluster natural gas prices.

    At the end of the fiscal year, the Fund had overweight exposure in independent E&P companies, oilfield equipment and service companies, and drilling companies relative to the Fund’s style-specific index. This positioning reflects our opinion of the areas with the best upside potential. Conversely, the Fund had significant underweight exposure to the integrated oil and gas industry, and no exposure to the coal and consumable fuels or the oil and gas storage and transportation industries. The MSCI World Energy Index is a market capitalization weighted index, which causes the largest integrated oil and gas companies to have a more significant weight in the index as compared to the Fund. Further, we believed the integrated companies were structurally unable to compete effectively in today’s unconventional oil and gas business, which we believe requires flexibility and lean manufacturing capabilities. At the end of the reporting period, integrated companies continued to struggle in these two areas.

    Though it is too early to know the impact of the Trump administration, we believe it may usher in less regulation, which bodes well for the energy sector. Our marginal cost of production analysis shows that $70 per barrel of crude oil is required to support reinvestment in the industry for energy growth globally. At the end of the reporting period, we continued to focus on energy fundamentals and positioned the Fund for a turnaround in the commodity, using market volatility to increase the Fund’s core positions.

    We believe bottom-up fundamental analysis is key in generating long-term investment returns. Based on years of experience, we also believe that using a normalized commodity price based on the cost of marginal supply cancels out the “cloud of noise” associated with volatile commodity prices. We believe this allows us to effectively analyze a company’s NAV and cash flow generating capabilities – tangible aspects of a company that we believe create shareholder value.

    While oil prices may be headline news, the Fund should be considered a long-term investment. As always, thank you for your continued investment in Invesco Energy Fund.

1 Source: Bloomberg L.P.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Norman MacDonald Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Energy Fund.
He joined Invesco in 2008. Mr. MacDonald earned a Bachelor of Commerce from the University of Windsor.

5                         Invesco Energy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/07

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.
3	It is Invesco’s policy to chart the Fund’s oldest share class(es). Because Investor Class shares do not have a sales charge, we also show the oldest share class with a sales charge, Class C shares.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The MSCI World Energy Index is designed to capture the performance of energy stocks across developed market countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Natural Resource Funds Index is an unmanaged index considered representative of natural resource funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Energy Fund

Average Annual Total Returns
As of 4/30/17, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	5.44%
10 Years	-2.20
5 Years	-6.72
1 Year	-13.32

Class B Shares
Inception (3/28/02)	5.42%
10 Years	-2.23
5 Years	-6.68
1 Year	-13.49

Class C Shares
Inception (2/14/00)	6.63%
10 Years	-2.38
5 Years	-6.36
1 Year	-9.88

Class Y Shares
10 Years	-1.43%
5 Years	-5.42
1 Year	-8.03

Investor Class Shares
Inception (1/19/84)	7.32%
10 Years	-1.64
5 Years	-5.66
1 Year	-8.29

Class R5 Shares
Inception (1/31/06)	-0.31%
10 Years	-1.24
5 Years	-5.29
1 Year	-7.88

Class R6 Shares
10 Years	-1.63%
5 Years	-5.65
1 Year	-8.22
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes

Average Annual Total Returns
As of 3/31/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	5.74%
10 Years	-1.24
5 Years	-6.23
1 Year	3.40

Class B Shares
Inception (3/28/02)	5.73%
10 Years	-1.27
5 Years	-6.20
1 Year	3.58

Class C Shares
Inception (2/14/00)	6.91%
10 Years	-1.42
5 Years	-5.87
1 Year	7.59

Class Y Shares
10 Years	-0.47%
5 Years	-4.93
1 Year	9.67

Investor Class Shares
Inception (1/19/84)	7.47%
10 Years	-0.68
5 Years	-5.17
1 Year	9.41

Class R5 Shares
Inception (1/31/06)	0.03%
10 Years	-0.28
5 Years	-4.80
1 Year	9.86
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares was 1.27%, 2.02%, 2.02%, 1.02%, 1.27%, 0.85% and 0.80%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares was 1.28%, 2.03%, 2.03%, 1.03%, 1.28%, 0.86% and 0.81%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

7                Invesco Energy Fund

Invesco Energy Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of April 30, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. See the prospectus for more information.

Principal risks of investing in the Fund

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Energy sector risk. The Fund will concentrate its investments in the securities of issuers engaged primarily in energy-related industries. Changes in worldwide energy prices, exploration and production spending, government regulation, world events, economic conditions, exchange rates, transportation and storage costs and labor relations can affect companies in the energy sector. In addition, these companies are at an increased risk of civil liability and environmental damage claims, and are also subject to the risk of loss from terrorism and natural disasters.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

continued on page 6

8                Invesco Energy Fund

Schedule of Investments(a)

April 30, 2017

	Shares	Value
Common Stocks & Other Equity Interests–98.63%
Integrated Oil & Gas–27.47%
BP PLC–ADR (United Kingdom)	1,086,347	$37,283,429
Cenovus Energy Inc. (Canada)	1,875,799	18,700,967
Chevron Corp.	319,429	34,083,074
Exxon Mobil Corp.	193,014	15,759,593
Occidental Petroleum Corp.	367,747	22,631,150
Royal Dutch Shell PLC–Class A–ADR (United Kingdom)	648,443	33,842,240
Suncor Energy, Inc. (Canada)	1,395,533	43,732,119
		206,032,572

Oil & Gas Drilling–4.15%
Ensco PLC–Class A	1,192,529	9,409,054
Helmerich & Payne, Inc.	358,787	21,756,844
		31,165,898

Oil & Gas Equipment & Services–15.88%
Baker Hughes Inc.	280,275	16,639,927
Core Laboratories N.V.	235,591	26,108,195
Halliburton Co.	349,555	16,037,583
Oceaneering International, Inc.	368,296	9,719,331
Schlumberger Ltd.	325,758	23,646,773
Superior Energy Services, Inc.(b)	1,263,460	15,262,597
Tidewater Inc.(b)	478,960	419,808
Weatherford International PLC(b)	1,956,197	11,287,257
		119,121,471

Oil & Gas Exploration & Production–46.58%
Anadarko Petroleum Corp.	440,656	25,126,205
Apache Corp.	492,579	23,959,043
Cabot Oil & Gas Corp.	1,109,192	25,777,622
Canadian Natural Resources Ltd. (Canada)	1,225,895	39,044,731
Cobalt International Energy, Inc.(b)	9,080,972	3,551,568
Concho Resources Inc.(b)	186,155	23,578,392
Devon Energy Corp.	876,032	34,594,504

	Shares	Value
Oil & Gas Exploration & Production–(continued)
EOG Resources, Inc.	250,621	$23,182,443
Hess Corp.	598,505	29,224,999
Noble Energy, Inc.	1,154,216	37,315,803
PrairieSky Royalty Ltd. (Canada)	1,390,792	30,308,805
Range Resources Corp.	771,898	20,447,578
Tullow Oil PLC (United Kingdom)(b)	4,758,756	12,937,272
Whiting Petroleum Corp.(b)	2,450,944	20,342,835
		349,391,800

Oil & Gas Refining & Marketing–4.55%
Caltex Australia Ltd. (Australia)	751,847	16,817,426
Phillips 66	217,393	17,295,787
		34,113,213
Total Common Stocks & Other Equity Interests (Cost $868,170,126)		739,824,954

	Principal Amount
Bonds & Notes–0.68%
Oil & Gas Exploration & Production–0.68%
Cobalt International Energy Inc., Sr. Unsec. Conv. Notes, 3.13%, 05/15/2024 (Cost $7,369,508)	$17,188,000	5,117,442

	Shares

Money Market Funds–1.56%
Government & Agency Portfolio–Institutional Class, 0.67%(c)	6,994,701	6,994,701
Treasury Portfolio–Institutional Class, 0.63%(c)	4,663,134	4,663,134
Total Money Market Funds (Cost $11,657,835)		11,657,835
TOTAL INVESTMENTS–100.87% (Cost $887,197,469)		756,600,231
OTHER ASSETS LESS LIABILITIES–(0.87)%		(6,514,817)
NET ASSETS–100.00%		$750,085,414

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Sr.	– Senior
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Energy Fund

Statement of Assets and Liabilities

April 30, 2017

Assets:
Investments, at value (Cost $875,539,634)	$744,942,396
Investments in affiliated money market funds, at value and cost	11,657,835
Total investments, at value (Cost $887,197,469)	756,600,231
Foreign currencies, at value (Cost $145,246)	145,728
Receivable for:
Investments sold	921,202
Fund shares sold	562,759
Dividends and interest	574,128
Investment for trustee deferred compensation and retirement plans	251,184
Other assets	53,590
Total assets	759,108,822

Liabilities:
Payable for:
Investments purchased	5,246,292
Fund shares reacquired	2,472,279
Accrued fees to affiliates	697,671
Accrued trustees’ and officers’ fees and benefits	3,258
Accrued other operating expenses	317,315
Trustee deferred compensation and retirement plans	286,593
Total liabilities	9,023,408
Net assets applicable to shares outstanding	$750,085,414

Net assets consist of:
Shares of beneficial interest	$1,018,299,899
Undistributed net investment income	4,679,234
Undistributed net realized gain (loss)	(142,289,253)
Net unrealized appreciation (depreciation)	(130,604,466)
$750,085,414

Net Assets:
Class A	$393,997,788
Class B	$3,299,273
Class C	$120,722,354
Class Y	$63,783,164
Investor Class	$159,401,729
Class R5	$8,871,419
Class R6	$9,687

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	16,054,394
Class B	153,454
Class C	5,781,270
Class Y	2,590,135
Investor Class	6,522,623
Class R5	351,680
Class R6	384
Class A:
Net asset value per share	$24.54
Maximum offering price per share
(Net asset value of $24.54 ÷ 94.50%)	$25.97
Class B:
Net asset value and offering price per share	$21.50
Class C:
Net asset value and offering price per share	$20.88
Class Y:
Net asset value and offering price per share	$24.63
Investor Class:
Net asset value and offering price per share	$24.44
Class R5:
Net asset value and offering price per share	$25.23
Class R6:
Net asset value and offering price per share	$25.23

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Energy Fund

Statement of Operations

For the year ended April 30, 2017

Investment income:
Dividends (net of foreign withholding taxes of $1,016,527)	$17,969,901
Dividends from affiliated money market funds	87,884
Interest	937,272
Total investment income	18,995,057

Expenses:
Advisory fees	5,996,045
Administrative services fees	232,204
Custodian fees	47,395
Distribution fees:
Class A	1,221,652
Class B	60,030
Class C	1,432,926
Investor Class	474,026
Transfer agent fees — A, B, C, Y and Investor	2,303,796
Transfer agent fees — R5	20,565
Trustees’ and officers’ fees and benefits	35,490
Registration and filing fees	118,520
Reports to shareholders	328,038
Professional services fees	56,315
Other	22,599
Total expenses	12,349,601
Less: Fees waived and expense offset arrangement(s)	(46,671)
Net expenses	12,302,930
Net investment income	6,692,127

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(131,299,987)
Foreign currencies	(120,771)
(131,420,758)
Change in net unrealized appreciation (depreciation) of:
Investment securities	50,613,251
Foreign currencies	(2,483)
50,610,768
Net realized and unrealized gain (loss)	(80,809,990)
Net increase (decrease) in net assets resulting from operations	$(74,117,863)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Energy Fund

Statement of Changes in Net Assets

For the years ended April 30, 2017 and 2016

	2017	2016
Operations:
Net investment income	$6,692,127	$8,543,425
Net realized gain (loss)	(131,420,758)	3,895,476
Change in net unrealized appreciation (depreciation)	50,610,768	(284,807,170)
Net increase (decrease) in net assets resulting from operations	(74,117,863)	(272,368,269)

Distributions to shareholders from net investment income:
Class A	(5,633,187)	(2,628,816)
Class B	(29,516)	(33,895)
Class C	(761,740)	(503,592)
Class Y	(666,811)	(282,334)
Investor Class	(2,202,011)	(1,144,790)
Class R5	(320,856)	(103,029)
Total distributions from net investment income	(9,614,121)	(4,696,456)

Distributions to shareholders from net realized gains:
Class A	—	(3,869,101)
Class B	—	(93,593)
Class C	—	(1,390,565)
Class Y	—	(362,445)
Investor Class	—	(1,684,898)
Class R5	—	(124,425)
Total distributions from net realized gains	—	(7,525,027)

Share transactions–net:
Class A	(84,110,052)	36,888,020
Class B	(4,516,179)	(5,996,349)
Class C	(22,962,986)	8,239,159
Class Y	19,354,104	(12,300,352)
Investor Class	(32,928,074)	(15,355,448)
Class R5	(11,621,315)	(4,409,440)
Class R6	10,000	—
Net increase (decrease) in net assets resulting from share transactions	(136,774,502)	7,065,590
Net increase (decrease) in net assets	(220,506,486)	(277,524,162)

Net assets:
Beginning of year	970,591,900	1,248,116,062
End of year (includes undistributed net investment income of $4,679,234 and $7,721,997, respectively)	$750,085,414	$970,591,900

Notes to Financial Statements

April 30, 2017

NOTE 1—Significant Accounting Policies

Invesco Energy Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6. On April 4, 2017, the Fund began offering Class R6 shares. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B

12                         Invesco Energy Fund

shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the

13                         Invesco Energy Fund

Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

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A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

The businesses in which the Fund invests may be adversely affected by foreign, federal or state regulations governing energy production, distribution and sale. Although individual security selection drives the performance of the Fund, short-term fluctuations in commodity prices may cause price fluctuations in its shares.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

For the year ended April 30, 2017, the effective advisory fees incurred by the Fund was 0.67%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended April 30, 2017, the Adviser waived advisory fees of $32,132.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such

15                         Invesco Energy Fund

classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2017, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2017, IDI advised the Fund that IDI retained $148,172 in front-end sales commissions from the sale of Class A shares and $9,570, $1,312 and $8,491 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2017, the Fund incurred $2,516 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$739,824,954	$—	$—	$739,824,954
Bonds & Notes	—	5,117,442	—	5,117,442
Money Market Funds	11,657,835	—	—	11,657,835
Total Investments	$751,482,789	$5,117,442	$—	$756,600,231

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $14,539.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

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NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2017 and 2016:

	2017	2016
Ordinary income	$9,614,121	$4,726,512
Long-term capital gain	—	7,494,971
Total distributions	$9,614,121	$12,221,483

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$7,563,559
Net unrealized appreciation (depreciation) — investments	(142,578,916)
Net unrealized appreciation (depreciation) — other investments	(7,228)
Temporary book/tax differences	(278,390)
Capital loss carryforward	(132,913,510)
Shares of beneficial interest	1,018,299,899
Total net assets	$750,085,414

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of April 30, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$11,569,163	$121,344,347	$132,913,510

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2017 was $191,159,799 and $309,174,623, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$74,239,961
Aggregate unrealized (depreciation) of investment securities	(216,818,877)
Net unrealized appreciation (depreciation) of investment securities	$(142,578,916)

Cost of investments for tax purposes is $899,179,147.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on April 30, 2017, undistributed net investment income was decreased by $120,769 and undistributed net realized gain (loss) was increased by $120,769. This reclassification had no effect on the net assets of the Fund.

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NOTE 10—Share Information

	Summary of Share Activity
	Years ended April 30,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	4,127,022	$109,294,080	6,894,091	$176,267,338
Class B	10,798	252,897	21,584	477,610
Class C	805,712	18,191,637	2,203,746	48,361,914
Class Y	1,826,182	48,044,192	1,296,407	32,163,137
Investor Class	1,343,277	35,876,212	1,637,230	42,164,528
Class R5	274,247	7,469,371	618,487	15,480,249
Class R6(b)	384	10,000	—	—

Issued as reinvestment of dividends:
Class A	180,720	5,287,869	262,886	6,062,150
Class B	1,085	27,889	5,755	116,832
Class C	28,289	706,088	90,762	1,789,822
Class Y	18,549	544,029	23,589	545,147
Investor Class	73,100	2,129,412	119,305	2,740,428
Class R5	10,664	320,122	9,584	226,565

Automatic conversion of Class B shares to Class A shares:
Class A	120,555	3,129,003	127,309	3,366,261
Class B	(137,564)	(3,129,003)	(144,636)	(3,366,261)

Reacquired:
Class A	(7,676,448)	(201,821,004)	(5,728,346)	(148,807,729)
Class B	(72,334)	(1,667,962)	(136,763)	(3,224,530)
Class C	(1,862,323)	(41,860,711)	(1,897,549)	(41,912,577)
Class Y	(1,123,993)	(29,234,117)	(1,663,347)	(45,008,636)
Investor Class	(2,706,747)	(70,933,698)	(2,317,117)	(60,260,404)
Class R5	(736,228)	(19,410,808)	(709,269)	(20,116,254)
Net increase (decrease) in share activity	(5,495,053)	$(136,774,502)	713,708	$7,065,590

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of April 4, 2017.

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NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/17	$27.04	$0.22	$(2.41)		$(2.19)	$(0.31)	$—	$(0.31)	$24.54	(8.29)%		$393,998	1.27	%(d)	1.27	%(d)	0.84	%(d)	22%
Year ended 04/30/16	35.41	0.27	(8.28	)(e)	(8.01)	(0.15)	(0.21)	(0.36)	27.04	(22.45	)(e)	521,910	1.26		1.27		1.05		22
Year ended 04/30/15	49.87	0.29	(10.33)		(10.04)	(0.13)	(4.29)	(4.42)	35.41	(18.60)		628,443	1.16		1.17		0.69		27
Year ended 04/30/14	40.52	0.19	9.57		9.76	(0.20)	(0.21)	(0.41)	49.87	24.23		662,813	1.15		1.15		0.43		14
Year ended 04/30/13	39.00	0.14	1.38		1.52	—	—	—	40.52	3.90		619,826	1.15		1.16		0.37		56
Class B
Year ended 04/30/17	23.73	0.02	(2.13)		(2.11)	(0.12)	—	(0.12)	21.50	(8.96)		3,299	2.02	(d)	2.02	(d)	0.09	(d)	22
Year ended 04/30/16	31.28	0.07	(7.33	)(e)	(7.26)	(0.08)	(0.21)	(0.29)	23.73	(23.05	)(e)	8,341	2.01		2.02		0.30		22
Year ended 04/30/15	44.93	(0.02)	(9.34)		(9.36)	—	(4.29)	(4.29)	31.28	(19.20)		18,940	1.91		1.92		(0.06)		27
Year ended 04/30/14	36.63	(0.13)	8.64		8.51	—	(0.21)	(0.21)	44.93	23.31		37,293	1.90		1.90		(0.32)		14
Year ended 04/30/13	35.52	(0.13)	1.24		1.11	—	—	—	36.63	3.12		50,241	1.90		1.91		(0.38)		56
Class C
Year ended 04/30/17	23.05	0.02	(2.07)		(2.05)	(0.12)	—	(0.12)	20.88	(8.97)		120,722	2.02	(d)	2.02	(d)	0.09	(d)	22
Year ended 04/30/16	30.39	0.06	(7.11	)(e)	(7.05)	(0.08)	(0.21)	(0.29)	23.05	(23.03	)(e)	156,964	2.01		2.02		0.30		22
Year ended 04/30/15	43.83	(0.02)	(9.13)		(9.15)	—	(4.29)	(4.29)	30.39	(19.21)		194,893	1.91		1.92		(0.06)		27
Year ended 04/30/14	35.74	(0.13)	8.43		8.30	—	(0.21)	(0.21)	43.83	23.31		177,502	1.90		1.90		(0.32)		14
Year ended 04/30/13	34.66	(0.13)	1.21		1.08	—	—	—	35.74	3.12		164,978	1.90		1.91		(0.38)		56
Class Y
Year ended 04/30/17	27.12	0.29	(2.41)		(2.12)	(0.37)	—	(0.37)	24.63	(8.03)		63,783	1.02	(d)	1.02	(d)	1.09	(d)	22
Year ended 04/30/16	35.47	0.34	(8.31	)(e)	(7.97)	(0.17)	(0.21)	(0.38)	27.12	(22.28	)(e)	50,706	1.01		1.02		1.30		22
Year ended 04/30/15	50.00	0.38	(10.37)		(9.99)	(0.25)	(4.29)	(4.54)	35.47	(18.38)		78,476	0.91		0.92		0.94		27
Year ended 04/30/14	40.70	0.30	9.60		9.90	(0.39)	(0.21)	(0.60)	50.00	24.54		65,123	0.90		0.90		0.68		14
Year ended 04/30/13	39.07	0.23	1.40		1.63	—	—	—	40.70	4.17		55,196	0.90		0.91		0.62		56
Investor Class
Year ended 04/30/17	26.93	0.22	(2.40)		(2.18)	(0.31)	—	(0.31)	24.44	(8.29)		159,402	1.27	(d)	1.27	(d)	0.84	(d)	22
Year ended 04/30/16	35.27	0.27	(8.25	)(e)	(7.98)	(0.15)	(0.21)	(0.36)	26.93	(22.45	)(e)	210,374	1.26		1.27		1.05		22
Year ended 04/30/15	49.69	0.29	(10.29)		(10.00)	(0.13)	(4.29)	(4.42)	35.27	(18.59)		295,318	1.16		1.17		0.69		27
Year ended 04/30/14	40.38	0.19	9.53		9.72	(0.20)	(0.21)	(0.41)	49.69	24.22		419,142	1.15		1.15		0.43		14
Year ended 04/30/13	38.86	0.14	1.38		1.52	—	—	—	40.38	3.91		363,981	1.15		1.16		0.37		56
Class R5
Year ended 04/30/17	27.77	0.34	(2.46)		(2.12)	(0.42)	—	(0.42)	25.23	(7.88)		8,871	0.86	(d)	0.86	(d)	1.25	(d)	22
Year ended 04/30/16	36.24	0.40	(8.48	)(e)	(8.08)	(0.18)	(0.21)	(0.39)	27.77	(22.10	)(e)	22,298	0.84		0.85		1.47		22
Year ended 04/30/15	50.97	0.44	(10.57)		(10.13)	(0.31)	(4.29)	(4.60)	36.24	(18.30)		32,046	0.79		0.80		1.06		27
Year ended 04/30/14	41.51	0.35	9.80		10.15	(0.48)	(0.21)	(0.69)	50.97	24.68		31,942	0.79		0.79		0.79		14
Year ended 04/30/13	39.81	0.29	1.41		1.70	—	—	—	41.51	4.27		24,693	0.78		0.79		0.74		56
Class R6
Year ended 04/30/17(f)	26.31	0.03	(1.11)		(1.08)	—	—	—	25.23	(4.11)		10	0.81	(d)(g)	0.81	(d)(g)	1.30	(d)(g)	22

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $488,661, $6,003, $143,293, $51,151, $189,610, $20,563 and $10 for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	Includes litigation proceeds received during the period. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $(8.21), $(7.26), $(7.04), $(8.24), $(8.18) and $(8.41). Total returns would have been lower.
(f)	Commencement date of April 4, 2017 for Class R6 shares.
(g)	Annualized

19                         Invesco Energy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of the Invesco Energy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Energy Fund (one of the portfolios constituting the AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) as of April 30, 2017, the results of its operations for the year then ended, the changes its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

June 23, 2017

20                         Invesco Energy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2016 through April 30, 2017. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business April 4, 2017 (commencement date) and held through April 30, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business April 4, 2017 through April 30, 2017 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class R6 shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/17)	Expenses Paid During Period[3]
A	$1,000.00	$975.10	$6.46	$1,018.25	$6.61	1.32%
B	1,000.00	971.30	10.12	1,014.53	10.34	2.07
C	1,000.00	971.40	10.12	1,014.53	10.34	2.07
Y	1,000.00	976.30	5.24	1,019.49	5.36	1.07
Investor	1,000.00	975.00	6.46	1,018.25	6.61	1.32
R5	1,000.00	977.50	4.41	1,020.33	4.51	0.90
R6	1,000.00	958.90	0.59	1,020.78	4.06	0.81

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2016 through April 30, 2017 (as of close of business April 4, 2017 through April 30, 2017 for the Class R6 shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. For the Class R6 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 27 (as of close of business April 4, 2017 through April 30, 2017)/365. Because the Class R6 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class R6 shares of the Fund and other funds because such data is based on a full six month period.

21                         Invesco Energy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2017:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22                         Invesco Energy Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco Energy Fund, an investment portfolio of AIM Sector Funds (Invesco Sector Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purpose:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			478,210,140	13,802,825
	James T. Bunch			477,776,614	14,236,351
	Bruce L. Crockett			477,904,863	14,108,102
	Jack M. Fields			478,154,120	13,858,845
	Martin L. Flanagan			478,366,284	13,646,681
	Cynthia Hostetler			478,149,043	13,863,922
	Dr. Eli Jones			478,281,396	13,731,569
	Dr. Prema Mathai-Davis			477,927,603	14,085,362
	Teresa M. Ressel			478,116,999	13,895,966
	Dr. Larry Soll			477,671,696	14,341,269
	Ann Barnett Stern			478,390,538	13,622,427
	Raymond Stickel, Jr.			477,934,336	14,078,629
	Philip A. Taylor			478,104,174	13,908,791
	Robert C. Troccoli			478,368,464	13,644,501
	Christopher L. Wilson			478,433,867	13,579,098

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	261,575,830	26,621,916	13,166,011	190,648,808

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Energy Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	9,325,292	1,195,022	674,453	6,727,474
4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	9,774,026	756,536	664,209	6,727,470
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	9,527,118	969,228	698,404	6,727,491

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds (Invesco Sector Funds).

23                         Invesco Energy Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Energy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School—Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Energy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Energy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Energy Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905                      Invesco Distributors, Inc.                                                                               I-ENE-AR-1             06202017      0806

Annual Report to Shareholders	April 30, 2017

Invesco Gold & Precious Metals Fund
Nasdaq:
A: IGDAX ∎ B: IGDBX ∎ C: IGDCX ∎ Y: IGDYX ∎ Investor: FGLDX ∎ R6: IGDSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European

Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve (the Fed) raised interest rates in December 2016 and again in March 2017. In its March statement, the Fed noted that the labor market has strengthened and economic activity has expanded at a moderate pace – and that it expects those trends to continue.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Gold & Precious Metals Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎   Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can   use to strive to meet your financial needs as your investment goals change over time.

∎   Monitoring how the portfolio management teams of the Invesco funds are performing in light of   changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Gold & Precious Metals Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2017, Class A shares of Invesco Gold & Precious Metals Fund (the Fund), at net asset value (NAV), outperformed the Fund’s style-specific benchmark, the Philadelphia Gold & Silver Index (price only).

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/16 to 4/30/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-9.90%
Class B Shares	-10.60
Class C Shares	-10.53
Class Y Shares	-9.75
Investor Class Shares	-9.84
Class R6 Shares*	-9.76
S&P 500 Index▼ (Broad Market Index)	17.92
Philadelphia Gold & Silver Index (price only)▼ (Style-Specific Index)	-10.49
Lipper Precious Metals Equity Funds Index∎ (Peer Group Index)	-9.77

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc. *Class R6 shares incepted on April 4, 2017. See page 7 for more information.

Market conditions and your Fund

The fiscal year ended April 30, 2017, saw a series of momentous political events which impacted the investment environment, as well as the outlook for economic growth and political stability.

In June, the decision by UK voters to leave the European Union caused global markets to decline sharply, but only briefly. Stocks in economically sensitive sectors, including energy and financials, were hardest hit as investors flocked to the perceived safety of US Treasuries and more defensive, dividend-paying equities. Following the outcome of the November US presidential election, US stocks surged. The rally was led by the health care and financials sectors, which could potentially benefit from reduced regulation. Non-US equities, particularly emerging market equities, traded lower due to currency weakness and the potential for a less favorable trade environment. Also in November, OPEC agreed to cut production for the first time in eight years; the agreement helped support higher oil prices and energy stocks.

As expected, the US Federal Reserve (the Fed) raised interest rates in December 2016 and again in March 2017. Toward the end of the reporting period, uncertain global political outcomes continued to drive swings in capital market sentiment. Corporate earnings reports for the 2016 year-end showed better growth trends and corporate profits. Inflation also rose during the reporting period, driven primarily by energy prices.

For the reporting period as a whole, US equities generally outperformed non-US equites. Emerging markets, supported by the Fed’s delayed interest rate increases and a rally in commodities, outperformed their developed-market counterparts (excluding the US) – a reversal from previous years.

The US dollar was elevated following the US presidential election and, in general, volatility averaged lower than the previous fiscal year. Gold bullion prices reached a high for the reporting period of $1,366 a troy ounce in the summer of 2016, before trending lower.1 Bullion prices were approximately 2% lower for the fiscal year as a whole, ending the reporting period at $1,268 a troy ounce.1

    For the reporting period, the Fund, at NAV, outperformed its style-specific benchmark. The Fund’s relative performance was driven primarily by superior stock selection in select holdings where the style-specific index was either underweight or had no exposure. Additionally, a minor allocation to ancillary cash and gold bullion – exposure the Fund achieved through liquid, cost-effective exchange-traded funds (ETFs) – contributed to relative returns. During the reporting period, underweight exposure to silver mining equities, as well as poor performance of select equities, detracted from relative Fund performance.

    The top individual contributor to Fund performance during the reporting period was Ivanhoe Mines, a company focused on exploration in the Central African Copperbelt and Bushveld Complex. Ivanhoe Mines benefited from the release of positive drilling results for its Kamoa-Kakula Copper Project during the fiscal year.

    Conversely, New Gold was the largest individual detractor from Fund performance during the fiscal year. News of a three-month delay and capital outlay increases at New Gold’s Rainy River Project in Ontario, Canada, resulted in a sharp price decline for the stock in January.

    At the close of the reporting period, we believed uncertainty about interest rates may cause further volatility in gold and precious metals prices. Based on our marginal cost analysis, we continued to see more upside potential in gold equities compared to gold bullion. We maintained our discipline of selling stocks when they hit our target price and redeploying cash proceeds to fund new investments, but finding new investments has proven more difficult given valuations. However, we continue to focus on top-tier companies that we believe have good management teams. This has led us to seek

Portfolio Composition
By industry	% of total net assets

Gold	73.2%
Diversified Metals & Mining	9.0
Investment Companies – Exchange Traded Funds	6.1
Silver	4.5
Precious Metals & Minerals	3.1
Copper	1.1
Construction & Engineering	0.1
Money Market Funds Plus Other Assets Less Liabilities	2.9

Top 10 Equity Holdings*
% of total net assets

1.	Turquoise Hill Resources Ltd.	5.1%
2.	Torex Gold Resources Inc.	5.1
3.	Franco-Nevada Corp.	5.0
4.	Newmont Mining Corp.	5.0
5.	Kinross Gold Corp.	4.9
6.	Silver Wheaton Corp.	4.5
7.	Goldcorp, Inc.	4.5
8.	Agnico Eagle Mines Ltd.	4.1
9.	Ivanhoe Mines Ltd.-Class A	3.7
10.	Lundin Gold Inc.	3.5

Total Net Assets	$303.3 million

Total Number of Holdings*	40

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of April 30, 2017.

4                        Invesco Gold & Precious Metals Fund

better opportunities in mid- and small-cap companies compared to their large-cap competitors. Consistent with our marginal cost analysis, we believed copper fundamentals were leaning toward a higher price for the commodity long term. The Fund’s copper exposure was geared toward companies with assets in the lowest cost quartile and led by, in our view, excellent management teams.

    At the close of the reporting period, compared to the Philadelphia Gold & Silver Index, the Fund had an overweight allocation to gold mining equities. Additionally, the Fund had exposure to gold bullion ETFs, as well as the diversified metals and mining industry and the construction and engineering industry – exposures the Fund’s style-specific index lacked. Conversely, the Fund had underweight exposure to silver mining, copper mining and precious metals and minerals equities, relative to the style-specific index.

    As always, thank you for your continued investment in Invesco Gold & Precious Metals Fund.

1 Source: Bloomberg L.P.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Norman MacDonald Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Gold & Precious Metals Fund. He joined Invesco in
2008. Mr. MacDonald earned a Bachelor of Commerce from the University of Windsor.

5                        Invesco Gold & Precious Metals Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/07

1	Source: FactSet Research Systems Inc.
2	It is Invesco’s policy to chart the Fund’s oldest share class(es). Because Investor Class shares do not have a sales charge, we also show the oldest share class with a sales charge, Class C shares.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Philadelphia Gold & Silver Index (price only) is a capitalization-weighted, price-only index on the Philadelphia Stock Exchange that includes the leading companies involved in mining gold and silver.
∎	The Lipper Precious Metals Equity Funds Index is an unmanaged index considered representative of precious metals funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Gold & Precious Metals Fund

Average Annual Total Returns
As of 4/30/17, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	5.82%
10 Years	-1.97
5 Years	-10.82
1 Year	-14.79

Class B Shares
Inception (3/28/02)	5.90%
10 Years	-2.01
5 Years	-10.80
1 Year	-14.71

Class C Shares
Inception (2/14/00)	6.93%
10 Years	-2.18
5 Years	-10.49
1 Year	-11.35

Class Y Shares
10 Years	-1.23%
5 Years	-9.61
1 Year	-9.75

Investor Class Shares
Inception (1/19/84)	0.40%
10 Years	-1.42
5 Years	-9.81
1 Year	-9.84

Class R6 Shares
10 Years	-1.39%
5 Years	-9.78
1 Year	-9.76

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 3/31/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	6.28%
10 Years	-1.36
5 Years	-10.73
1 Year	15.65

Class B Shares
Inception (3/28/02)	6.36%
10 Years	-1.39
5 Years	-10.75
1 Year	16.49

Class C Shares
Inception (2/14/00)	7.34%
10 Years	-1.57
5 Years	-10.43
1 Year	20.34

Class Y Shares
10 Years	-0.60%
5 Years	-9.50
1 Year	22.67

Investor Class Shares
Inception (1/19/84)	0.58%
10 Years	-0.81
5 Years	-9.73
1 Year	22.52

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Class R6 shares was 1.57%, 2.32%, 2.32%, 1.32%, 1.57% and 0.98%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                        Invesco Gold & Precious Metals Fund

Invesco Gold & Precious Metals Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of April 30, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Gold bullion risk. To the extent the Fund invests in gold bullion, it will earn no income from such investment. Appreciation in the market price of gold is the sole manner in which the Fund can realize gains on gold bullion, and such investments may incur higher storage and custody costs as compared to purchasing, holding and selling more traditional investments.
∎	Gold and precious metals sector risk. The Fund will concentrate its investments in the securities of issuers primarily engaged in gold and precious metals-related industries. Fluctuations in the price of gold and precious metals resulting from supply and demand imbalances, increased mining, transportation or storage costs or other market forces will have a significant impact on the profitability of companies in the gold and precious metals sector. The price of gold and precious metals may also be affected by changes in political or economic conditions of countries where gold and precious metals companies are located.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a continued on page 6

8                        Invesco Gold & Precious Metals Fund

Schedule of Investments

April 30, 2017

	Shares	Value
Common Stocks & Other Equity Interests–97.08%
Australia–0.59%
Gold Road Resources Ltd.(a)	3,621,092	$1,788,418

Brazil–1.69%
Yamana Gold Inc.	1,897,681	5,123,739

Canada–70.08%
Agnico Eagle Mines Ltd.	259,253	12,400,072
Alamos Gold Inc.–Class A	1,131,553	8,098,211
Atlantic Gold Corp.(a)	1,428,669	1,527,932
B2Gold Corp.(a)	3,421,977	8,597,869
Barrick Gold Corp.	601,890	10,063,601
Belo Sun Mining Corp.(a)	11,500,647	5,433,775
Chesapeake Gold Corp.(a)	394,451	1,138,437
Continental Gold Inc.(a)	3,909,680	8,820,873
Detour Gold Corp.(a)	735,672	9,295,932
Franco-Nevada Corp.	224,581	15,273,120
Goldcorp, Inc.	981,051	13,695,472
INV Metals Inc.(a)	460,514	313,722
Ivanhoe Mines Ltd.–Class A(a)	3,228,123	11,326,747
Kinross Gold Corp.(a)	4,235,184	14,736,200
Lundin Gold Inc.(a)	2,457,228	10,619,818
Mandalay Resources Corp.	1,484,856	619,982
Nevsun Resources Ltd.	1,511,863	3,355,635
New Gold Inc.(a)	3,011,287	8,536,557
Premier Gold Mines Ltd.(a)	1,485,751	3,003,826
Pretium Resources Inc.(a)	797,724	7,906,242
Primero Mining Corp.(a)	2,426,736	1,137,685
Sandstorm Gold Ltd.(a)	1,171,654	4,059,571
SEMAFO Inc.(a)	2,831,203	6,512,088
Silver Wheaton Corp.	689,120	13,761,726
TMAC Resources Inc.–REGS(a)(b)	98,111	1,118,989
Torex Gold Resources Inc.(a)	918,396	15,553,833
Turquoise Hill Resources Ltd.(a)	5,727,595	15,607,555
		212,515,470

	Shares	Value
Mali–2.12%
Randgold Resources Ltd.–ADR	73,101	$6,432,157

Mexico–2.50%
Fresnillo PLC	403,673	7,571,646

Monaco–1.50%
Endeavour Mining Corp.(a)	276,511	4,561,424

South Africa–1.10%
Gold Fields Ltd.–ADR	1,025,845	3,333,996

Tanzania–1.78%
Acacia Mining PLC	1,054,809	5,404,642

United States–15.72%
Argonaut Gold, Inc.(a)	2,321,842	3,741,752
Boart Longyear Ltd.(a)	8,083,336	266,341
iShares® Gold Trust–ETF(a)	671,900	8,203,899
Newmont Mining Corp.	448,770	15,172,914
SPDR® Gold Trust–ETF(a)	83,900	10,132,603
Tahoe Resources Inc.	1,255,424	10,171,036
		47,688,545
Total Common Stocks & Other Equity Interests (Cost $305,771,023)		294,420,037

Money Market Funds–3.58%
Government & Agency Portfolio– Institutional Class, 0.67%(c)	6,510,468	6,510,468
Treasury Portfolio–Institutional Class, 0.63%(c)	4,340,312	4,340,312
Total Money Market Funds (Cost $10,850,780)		10,850,780
TOTAL INVESTMENTS–100.66% (Cost $316,621,803)		305,270,817
OTHER ASSETS LESS LIABILITIES–(0.66)%		(2,003,410)
NET ASSETS–100.00%		$303,267,407

Investment Abbreviations:

ADR	– American Depositary Receipt
ETF	– Exchange-Traded Fund
REGS	– Regulation S
SPDR	– Standard & Poor’s Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2017 represented less than 1% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Gold & Precious Metals Fund

Statement of Assets and Liabilities

April 30, 2017

Assets:
Investments, at value (Cost $305,771,023)	$294,420,037
Investments in affiliated money market funds, at value and cost	10,850,780
Total investments, at value (Cost $316,621,803)	305,270,817
Receivable for:
Investments sold	40,381
Fund shares sold	388,588
Dividends	191,482
Investment for trustee deferred compensation and retirement plans	98,714
Other assets	44,813
Total assets	306,034,795

Liabilities:
Payable for:
Investments purchased	1,090,163
Fund shares reacquired	1,079,553
Accrued fees to affiliates	262,543
Accrued trustees’ and officers’ fees and benefits	2,401
Accrued other operating expenses	221,816
Trustee deferred compensation and retirement plans	110,912
Total liabilities	2,767,388
Net assets applicable to shares outstanding	$303,267,407

Net assets consist of:
Shares of beneficial interest	$526,683,847
Undistributed net investment income (loss)	(25,606,653)
Undistributed net realized gain (loss)	(186,466,874)
Net unrealized appreciation (depreciation)	(11,342,913)
$303,267,407

Net Assets:
Class A	$145,269,076
Class B	$1,926,606
Class C	$31,562,525
Class Y	$45,796,721
Investor Class	$78,703,126
Class R6	$9,353

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	34,905,218
Class B	493,201
Class C	7,517,620
Class Y	10,789,897
Investor Class	18,796,998
Class R6	2,203
Class A:
Net asset value per share	$4.16
Maximum offering price per share
(Net asset value of $4.16 ÷ 94.50%)	$4.40
Class B:
Net asset value and offering price per share	$3.91
Class C:
Net asset value and offering price per share	$4.20
Class Y:
Net asset value and offering price per share	$4.24
Investor Class:
Net asset value and offering price per share	$4.19
Class R6:
Net asset value and offering price per share	$4.25

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Gold & Precious Metals Fund

Statement of Operations

For the year ended April 30, 2017

Investment income:
Dividends (net of foreign withholding taxes of $188,600)	$1,321,702
Dividends from affiliated money market funds	77,303
Total investment income	1,399,005

Expenses:
Advisory fees	2,586,358
Administrative services fees	99,685
Custodian fees	63,001
Distribution fees:
Class A	418,016
Class B	33,065
Class C	364,653
Investor Class	226,739
Transfer agent fees	933,413
Trustees’ and officers’ fees and benefits	24,099
Registration and filing fees	87,645
Reports to shareholders	136,511
Professional services fees	56,700
Taxes	49,105
Other	13,632
Total expenses	5,092,622
Less: Fees waived and expense offset arrangement(s)	(33,712)
Net expenses	5,058,910
Net investment income (loss)	(3,659,905)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,013,024)
Foreign currencies	65,707
(947,317)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(35,841,141)
Foreign currencies	14,877
(35,826,264)
Net realized and unrealized gain (loss)	(36,773,581)
Net increase (decrease) in net assets resulting from operations	$(40,433,486)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Gold & Precious Metals Fund

Statement of Changes in Net Assets

For the years ended April 30, 2017 and 2016

	2017	2016
Operations:
Net investment income (loss)	$(3,659,905)	$(2,092,674)
Net realized gain (loss)	(947,317)	(17,693,783)
Change in net unrealized appreciation (depreciation)	(35,826,264)	92,332,389
Net increase (decrease) in net assets resulting from operations	(40,433,486)	72,545,932

Distributions to shareholders from net investment income:
Class A	(12,452,356)	—
Class B	(209,541)	—
Class C	(2,441,566)	—
Class Y	(3,722,353)	—
Investor Class	(6,766,877)	—
Total distributions from net investment income	(25,592,693)	—

Share transactions–net:
Class A	17,416,050	11,477,672
Class B	(1,842,792)	(1,644,915)
Class C	1,984,777	1,727,455
Class Y	13,926,443	12,595,354
Investor Class	(3,265,984)	(4,178,893)
Class R6	10,000	—
Net increase in net assets resulting from share transactions	28,228,494	19,976,673
Net increase (decrease) in net assets	(37,797,685)	92,522,605

Net assets:
Beginning of year	341,065,092	248,542,487
End of year (includes undistributed net investment income (loss) of $(25,606,653) and $(10,824,790), respectively)	$303,267,407	$341,065,092

Notes to Financial Statements

April 30, 2017

NOTE 1—Significant Accounting Policies

Invesco Gold & Precious Metals Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Investor Class, and Class R6. On April 4, 2017, the Fund began offering Class R6 shares. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they

12                         Invesco Gold & Precious Metals Fund

may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

13                         Invesco Gold & Precious Metals Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

Fluctuations in the price of gold and precious metals may affect the profitability of companies in the gold and precious metals sector. Changes in the political or economic conditions of countries where companies in the gold and precious metals sector are located may have a direct effect on the price of gold and precious metals.

14                         Invesco Gold & Precious Metals Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

For the year ended April 30, 2017, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class and Class R6 shares to 2.00%, 2.75%, 2.75%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2017, the Adviser waived advisory fees of $25,847.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2017, IDI advised the Fund that IDI retained $83,162 in front-end sales commissions from the sale of Class A shares and $1,520, $140 and $5,919 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

15                         Invesco Gold & Precious Metals Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$1,788,418	$—	$1,788,418
Brazil	5,123,739	—	—	5,123,739
Canada	212,515,470	—	—	212,515,470
Mali	6,432,157	—	—	6,432,157
Mexico	—	7,571,646	—	7,571,646
Monaco	4,561,424	—	—	4,561,424
South Africa	3,333,996	—	—	3,333,996
Tanzania	5,404,642	—	—	5,404,642
United States	47,688,545	—	—	47,688,545
Money Market Funds	10,850,780	—	—	10,850,780
Total Investments	$295,910,753	$9,360,064	$—	$305,270,817

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,865.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

16                         Invesco Gold & Precious Metals Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2017 and 2016:

	2017	2016
Ordinary income	$25,592,693	—

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$4,943,692
Net unrealized appreciation (depreciation) — investments	(57,729,787)
Net unrealized appreciation — other investments	8,073
Temporary book/tax differences	(106,926)
Capital loss carryforward	(170,531,492)
Shares of beneficial interest	526,683,847
Total net assets	$303,267,407

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of April 30, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$6,513,707	$164,017,785	$170,531,492

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2017 was $102,419,115 and $89,922,898, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$51,167,847
Aggregate unrealized (depreciation) of investment securities	(108,897,634)
Net unrealized appreciation (depreciation) of investment securities	$(57,729,787)

Cost of investments for tax purposes is $363,000,604.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies. On April 30, 2017, undistributed net investment income (loss) was increased by $14,470,735, undistributed net realized gain (loss) was decreased by $15,075,316 and shares of beneficial interest was increased by $604,581. This reclassification had no effect on the net assets of the Fund.

17                         Invesco Gold & Precious Metals Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended April 30,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	19,718,951	$97,351,520	14,133,878	$48,723,945
Class B	78,128	375,403	77,565	247,146
Class C	2,578,981	12,721,828	2,689,631	9,463,131
Class Y	9,692,337	47,909,341	7,119,077	25,614,495
Investor Class	2,540,527	12,496,093	3,342,494	11,422,719
Class R6(b)	2,203	10,000	—	—

Issued as reinvestment of dividends:
Class A	2,907,957	11,893,545	—	—
Class B	51,361	197,740	—	—
Class C	542,112	2,244,344	—	—
Class Y	773,739	3,226,492	—	—
Investor Class	1,559,764	6,426,229	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	277,706	1,322,921	268,752	958,771
Class B	(296,055)	(1,322,921)	(285,280)	(958,771)

Reacquired:
Class A	(19,757,561)	(93,151,936)	(11,106,343)	(38,205,044)
Class B	(244,108)	(1,093,014)	(292,125)	(933,290)
Class C	(2,732,163)	(12,981,395)	(2,321,893)	(7,735,676)
Class Y	(7,914,829)	(37,209,390)	(3,680,711)	(13,019,141)
Investor Class	(4,527,271)	(22,188,306)	(4,625,611)	(15,601,612)
Net increase in share activity	5,251,779	$28,228,494	5,319,434	$19,976,673

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of April 4, 2017.

18                         Invesco Gold & Precious Metals Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/17	$5.05	$(0.05)	$(0.46)	$(0.51)	$(0.38)	$—	$(0.38)	$4.16	(9.90)%	$145,269	1.41	%(d)	1.42	%(d)	(1.00	)%(d)	28%
Year ended 04/30/16	4.00	(0.03)	1.08	1.05	—	—	—	5.05	26.25	160,494	1.54		1.54		(0.90)		23
Year ended 04/30/15	4.75	(0.04)	(0.71)	(0.75)	—	—	—	4.00	(15.79)	113,862	1.45		1.46		(0.89)		35
Year ended 04/30/14	5.44	(0.02)	(0.67)	(0.69)	—	—	—	4.75	(12.68)	141,237	1.45		1.46		(0.47)		18
Year ended 04/30/13	7.78	(0.02)	(2.17)	(2.19)	—	(0.15)	(0.15)	5.44	(28.65)	131,605	1.32		1.32		(0.21)		25
Class B
Year ended 04/30/17	4.75	(0.08)	(0.43)	(0.51)	(0.33)	—	(0.33)	3.91	(10.60)	1,927	2.16	(d)	2.17	(d)	(1.75	)(d)	28
Year ended 04/30/16	3.79	(0.05)	1.01	0.96	—	—	—	4.75	25.33	4,289	2.29		2.29		(1.65)		23
Year ended 04/30/15	4.52	(0.07)	(0.66)	(0.73)	—	—	—	3.79	(16.15)	5,314	2.20		2.21		(1.64)		35
Year ended 04/30/14	5.24	(0.06)	(0.66)	(0.72)	—	—	—	4.52	(13.74)	9,733	2.20		2.21		(1.22)		18
Year ended 04/30/13	7.54	(0.07)	(2.08)	(2.15)	—	(0.15)	(0.15)	5.24	(29.03)	16,834	2.07		2.07		(0.96)		25
Class C
Year ended 04/30/17	5.07	(0.09)	(0.45)	(0.54)	(0.33)	—	(0.33)	4.20	(10.53)	31,563	2.16	(d)	2.17	(d)	(1.75	)(d)	28
Year ended 04/30/16	4.05	(0.06)	1.08	1.02	—	—	—	5.07	25.19	36,157	2.29		2.29		(1.65)		23
Year ended 04/30/15	4.84	(0.07)	(0.72)	(0.79)	—	—	—	4.05	(16.32)	27,351	2.20		2.21		(1.64)		35
Year ended 04/30/14	5.60	(0.06)	(0.70)	(0.76)	—	—	—	4.84	(13.57)	32,640	2.20		2.21		(1.22)		18
Year ended 04/30/13	8.05	(0.07)	(2.23)	(2.30)	—	(0.15)	(0.15)	5.60	(29.05)	34,820	2.07		2.07		(0.96)		25
Class Y
Year ended 04/30/17	5.15	(0.04)	(0.47)	(0.51)	(0.40)	—	(0.40)	4.24	(9.75)	45,797	1.16	(d)	1.17	(d)	(0.75	)(d)	28
Year ended 04/30/16	4.07	(0.02)	1.10	1.08	—	—	—	5.15	26.54	42,446	1.29		1.29		(0.65)		23
Year ended 04/30/15	4.82	(0.03)	(0.72)	(0.75)	—	—	—	4.07	(15.56)	19,530	1.20		1.21		(0.64)		35
Year ended 04/30/14	5.52	(0.01)	(0.69)	(0.70)	—	—	—	4.82	(12.68)	36,328	1.20		1.21		(0.22)		18
Year ended 04/30/13	7.86	(0.00)	(2.19)	(2.19)	—	(0.15)	(0.15)	5.52	(28.35)	17,777	1.07		1.07		0.04		25
Investor Class
Year ended 04/30/17	5.08	(0.05)	(0.46)	(0.51)	(0.38)	—	(0.38)	4.19	(9.84)	78,703	1.41	(d)	1.42	(d)	(1.00	)(d)	28
Year ended 04/30/16	4.02	(0.03)	1.09	1.06	—	—	—	5.08	26.37	97,678	1.54		1.54		(0.90)		23
Year ended 04/30/15	4.77	(0.04)	(0.71)	(0.75)	—	—	—	4.02	(15.72)	82,486	1.45		1.46		(0.89)		35
Year ended 04/30/14	5.48	(0.02)	(0.69)	(0.71)	—	—	—	4.77	(12.96)	101,153	1.45		1.46		(0.47)		18
Year ended 04/30/13	7.83	(0.02)	(2.18)	(2.20)	—	(0.15)	(0.15)	5.48	(28.59)	124,703	1.32		1.32		(0.21)		25
Class R6
Year ended 04/30/17(e)	4.57	(0.00)	(0.32)	(0.32)	—	—	—	4.25	(7.00)	9	0.97	(d)(f)	0.97	(d)(f)	(0.56	)(d)(f)	28

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $167,207, $3,307, $36,465, $47,173, $90,696 and $10 for Class A, Class B, Class C, Class Y, Investor Class and Class R6 shares, respectively.
(e)	Commencement date of April 4, 2017 for Class R6 shares.
(f)	Annualized.

19                         Invesco Gold & Precious Metals Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of the Invesco Gold & Precious Metals Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Gold & Precious Metals Fund (one of the portfolios constituting the AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

June 23, 2017

20                         Invesco Gold & Precious Metals Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2016 through April 30, 2017. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business April 4, 2017 (commencement date) and held through April 30, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business April 4, 2017 through April 30, 2017 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class R6 shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/17)	Expenses Paid During Period[3]
A	$1,000.00	$908.20	$7.24	$1,017.21	$7.65	1.53%
B	1,000.00	905.50	10.77	1,013.49	11.38	2.28
C	1,000.00	905.50	10.77	1,013.49	11.38	2.28
Y	1,000.00	907.70	6.05	1,018.45	6.41	1.28
Investor	1,000.00	908.70	7.24	1,017.21	7.65	1.53
R6	1,000.00	930.00	0.69	1,019.98	4.86	0.97

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2016 through April 30, 2017 (as of close of business April 4, 2017 through April 30, 2017 for the Class R6 shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. For the Class R6 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 27 (as of close of business April 4, 2017 through April 30, 2017 for the Class R6 shares)/365. Because the Class R6 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class R6 shares of the Fund and other funds because such data is based on a full six month period.

21                         Invesco Gold & Precious Metals Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2017:

Federal and State Income Tax
Qualified Dividend Income*	8.47%
Corporate Dividends Received Deduction*	0.26%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22                         Invesco Gold & Precious Metals Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco Gold & Precious Metals Fund, an investment portfolio of AIM Sector Funds (Invesco Sector Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purpose:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			478,210,140	13,802,825
	James T. Bunch			477,776,614	14,236,351
	Bruce L. Crockett			477,904,863	14,108,102
	Jack M. Fields			478,154,120	13,858,845
	Martin L. Flanagan			478,366,284	13,646,681
	Cynthia Hostetler			478,149,043	13,863,922
	Dr. Eli Jones			478,281,396	13,731,569
	Dr. Prema Mathai-Davis			477,927,603	14,085,362
	Teresa M. Ressel			478,116,999	13,895,966
	Dr. Larry Soll			477,671,696	14,341,269
	Ann Barnett Stern			478,390,538	13,622,427
	Raymond Stickel, Jr.			477,934,336	14,078,629
	Philip A. Taylor			478,104,174	13,908,791
	Robert C. Troccoli			478,368,464	13,644,501
	Christopher L. Wilson			478,433,867	13,579,098

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	261,575,830	26,621,916	13,166,011	190,648,808

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Gold & Precious Metals Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	21,252,095	1,613,705	1,309,533	13,214,310
4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	21,339,288	1,468,912	1,367,132	13,214,311
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	20,949,927	1,869,419	1,355,984	13,214,313

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds (Invesco Sector Funds).

23                         Invesco Gold & Precious Metals Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Gold & Precious Metals Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School—Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Gold & Precious Metals Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Gold & Precious Metals Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Gold & Precious Metals Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905 Invesco Distributors, Inc. I-GPM-AR-1 06122017 1558

Annual Report to Shareholders	April 30, 2017

Invesco Mid Cap Growth Fund
Nasdaq:
A: VGRAX ∎ B: VGRBX ∎ C: VGRCX ∎ R: VGRRX ∎ Y: VGRDX ∎ R5: VGRJX ∎ R6: VGRFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve (the Fed) raised interest rates in December 2016 and again in March 2017. In its March statement, the Fed noted that the labor market has strengthened and economic activity has expanded at a moderate pace – and that it expects those trends to continue.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Mid Cap Growth Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎   Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can   use to strive to meet your financial needs as your investment goals change   over time.

∎   Monitoring how the portfolio management teams of the Invesco funds are performing in light   of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Mid Cap Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2017, Class A shares of Invesco Mid Cap Growth Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Russell Midcap Growth Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/16 to 4/30/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	14.94%
Class B Shares	14.98
Class C Shares	14.11
Class R Shares	14.67
Class Y Shares	15.24
Class R5 Shares	15.39
Class R6 Shares	15.50
S&P 500 Index▼ (Broad Market Index)	17.92
Russell Midcap Growth Index▼ (Style-Specific Index)	15.83
Lipper Mid-Cap Growth Funds Index∎ (Peer Group Index)	18.20
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

During the fiscal year ended April 30, 2017, the US economy continued its multiyear recovery, the result of a goldilocks economy featuring moderate economic growth, continued improvement in unemployment and muted inflation. Economic indicators improved modestly but steadily during the reporting period; the declining unemployment rate combined with signs of inflation on the horizon prompted the US Federal Reserve (the Fed) to raise interest rates in December 2016 and again in March 2017. Major US stock market indexes posted gains for the reporting period, with most hitting record highs following the US presidential election. Investors hoped that the new administration’s stated goals of reducing corporate tax rates, scaling back regulations and increasing infrastructure spending, if achieved, could lead to increased economic growth.

    While US and overseas stock markets were surprised by the UK’s unexpected decision in June 2016 to leave the European Union, they recovered relatively quickly. During the second half of 2016, small-cap stocks led the US market higher, outperforming large-cap stocks. However, large-cap stocks were able to regain their leadership in the first quarter of 2017. As the fiscal year came to a close, it became clear that enacting major legislative initiatives likely to affect the stock market, including tax reform and health care, were going to be more complicated and time-consuming than anticipated. The resulting uncertainty resulted in a slight increase in market volatility at the end of the fiscal year. For the reporting period as a whole, the information technology (IT) and financials sectors outperformed the broad market; more defensive sectors such as consumer staples and utilities underperformed the broad market.

    In this environment, the Fund at NAV produced a positive return but slightly trailed its style-specific index, the Russell Midcap Growth Index. Overall, solid stock selection was the primary driver of Fund performance. Most notably, stock selection in the consumer discretionary, consumer staples, health care and industrials sectors contributed to relative Fund performance. Underweight exposure to the consumer discretionary and consumer staples sectors also benefited relative Fund performance. However, the Fund was negatively impacted by relative underperformance in both the IT and financials sectors. Lastly, the Fund’s cash holdings negatively affected performance during this period of strong market performance, as did the Fund’s overweight exposure to energy, a sector we believed was undervalued.

    The consumer discretionary sector was the leading contributor to the Fund’s performance relative to the style-specific index; this was due to the Fund’s positive stock selection in, and underweight exposure to, the sector versus the style-specific index. The leading contributor to Fund performance in the sector was US retailer Burlington Stores. Burlington has been transforming both its image and operations, causing the company to post double-digit returns for the reporting period. This was driven primarily by improving margins, increased customer traffic and the addition of new and better brands, which helped drive revenue growth. Domino’s Pizza also was a notable contributor as the company continued to increase its already dominant market share in the pizza category – primarily due to a new smartphone app and web ordering platform. This new technology, which has significantly increased the ease and speed of ordering online, has won the support of its customers.

Portfolio Composition
By sector	% of total net assets

Information Technology	26.1%
Consumer Discretionary	15.8
Health Care	15.6
Industrials	13.7
Financials	9.5
Energy	5.8
Consumer Staples	3.5
Materials	3.4
Telecommunication Services	2.9
Real Estate	1.7
Money Market Funds Plus Other Assets Less Liabilities	2.0

Top 10 Equity Holdings*
% of total net assets

1. ServiceNow, Inc.	2.3%
2. E*TRADE Financial Corp.	2.1
3. Constellation Brands, Inc.- Class A	1.9
4. Fidelity National Information Services, Inc.	1.9
5. Electronic Arts Inc.	1.9
6. Amphenol Corp.-Class A	1.8
7. Hologic, Inc.	1.8
8. SBA Communications Corp.-Class A	1.8
9. Diamondback Energy Inc.	1.7
10. BioMarin Pharmaceutical Inc.	1.7

Total Net Assets	$2.7 billion

Total Number of Holdings*	8.2

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of April 30, 2017.

4                         Invesco Mid Cap Growth Fund

    Stock selection in and underweight exposure to the consumer staples sector also contributed to the Fund’s performance relative to the style-specific index. Overall, the Fund was underweight this sector due to stretched valuations and a lack of growth opportunities. Food and beverage holding WhiteWave Foods was the leading contributor to Fund performance within the sector. We sold our position in WhiteWave Foods before the close of the reporting period.

    The health care sector also drove Fund performance through good stock selection. A notable contributor was medical equipment manufacturer Penumbra. The company was boosted by better-than-expected market penetration for the company’s treatment of peripheral thrombosis and the introduction of a new standard of care for the treatment of stroke. Two of the Fund’s holdings in the health care sector – VCA and Medivation – were acquired at significant premiums during the reporting period, thereby contributing to the Fund’s relative performance. VCA, the largest provider of animal care, was acquired by Mars (not a Fund holding) in January, and Medivation, a developer and marketer of cancer drugs, was acquired by Pfizer (not a Fund holding) in August.

    However, stock selection in the IT sector was a detractor from Fund performance relative to the style-specific index. Ironically, the largest negative impact was from not owning visual computing company NVIDIA, which performed well during the reporting period and which accounted for a large weighting in the style-specific index. IT security company Palo Alto Networks also detracted from relative Fund performance as the company has been going through a business transition that impacted the timing of revenue recognition as it shifts from a hardware-driven company to a software and services company. Investors opted to step to the sidelines during the transition. We sold our position in Palo Alto Networks before the close of the reporting period. Semiconductor provider Cavium detracted from Fund performance due to a slowdown in its core business with Amazon.com (not a Fund holding). The company also made a very large acquisition during the reporting period – one that we did not believe was in line with our original investment thesis. As a result, we sold our position in the stock before the close of the reporting period.

    Fund holdings in the financials sector also detracted from Fund performance relative to the style-specific index. Diversified financials firm SVB Financial Group was a detractor within the sector. The company was negatively affected early in the reporting period by market concerns about lower interest rates and potential weakness in its IT sector end market. We sold the holding before the close of the reporting period. Commercial bank Signature Bank was a notable detractor from Fund performance. The company faced headwinds during the reporting period due to lower credit trends and losses from its taxi medallion business. We eliminated the stock from the Fund before the close of the reporting period.

    Despite significantly outperforming the style-specific index on an absolute basis in the energy sector, the Fund’s overweight exposure to the sector was a detractor on a relative basis. The energy sector faced several headwinds during the reporting period as crude prices declined on concerns over increasing US energy supplies and fears that the OPEC cuts enacted in November 2016 would not be continued after June 2017. Independent oil and gas company Concho Resources was the most significant detractor within the energy sector, as the company was negatively affected by the macro environment surrounding the sector. As of the close of the reporting period, we still owned the company due to its high quality footprint within the Delaware Basin and its opportunity for resource improvement over the course of 2017.

    During the reporting period, the Fund’s exposure to the IT and energy sectors increased, while its consumer discretionary and consumer staples sector exposure decreased. At the end of the reporting period, the financials, energy and IT sectors were the Fund’s largest overweight allocations relative to the style-specific index. The Fund was most underweight relative to the index in the consumer discretionary, consumer staples and real estate sectors. Near-term economic growth seems to be decelerating despite strong US consumer and business confidence. Given this, we seek to identify companies that are taking market share within their respective industries. Though we anticipate a possible slowdown in the economy, we continue to prudently balance the Fund’s holdings between dynamic growth opportunities and more durable growth opportunities.

    We thank you for your commitment to Invesco Mid Cap Growth Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jim Leach Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Mid Cap Growth Fund. He joined Invesco in 2011. Mr. Leach earned a BS in mechanical engineering from the University of California and an MBA from New York University Stern School of Business.

Elizabeth Bernstein Portfolio Manager, is manager of Invesco Mid Cap Growth Fund. She joined Invesco in 2012. Ms. Bernstein earned a
BA degree in history, cum laude, from the University of Pennsylvania and an MBA from the University of Michigan – Ross School of Business with an emphasis in strategy and finance.

5                         Invesco Mid Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/07

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Mid Cap Growth Fund

Average Annual Total Returns
As of 4/30/17, including maximum applicable sales charges

Class A Shares
Inception (12/27/95)	11.19%
10 Years	6.60
5 Years	9.33
1 Year	8.61

Class B Shares
Inception (12/27/95)	11.20%
10 Years	7.07
5 Years	10.31
1 Year	9.98

Class C Shares
Inception (12/27/95)	10.69%
10 Years	6.42
5 Years	9.78
1 Year	13.11

Class R Shares
Inception (7/11/08)	8.55%
5 Years	10.30
1 Year	14.67

Class Y Shares
Inception (8/12/05)	8.52%
10 Years	7.47
5 Years	10.85
1 Year	15.24

Class R5 Shares
10 Years	7.47%
5 Years	11.00
1 Year	15.39

Class R6 Shares
10 Years	7.38%
5 Years	10.95
1 Year	15.50

Effective June 1, 2010, Class A, Class B, Class C, Class R and Class I shares of the predecessor fund, Van Kampen Mid Cap Growth Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Mid Cap Growth Fund (renamed Invesco Mid Cap Growth). Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Mid Cap Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Average Annual Total Returns
As of 3/31/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/27/95)	11.17%
10 Years	6.97
5 Years	8.77
1 Year	8.35

Class B Shares
Inception (12/27/95)	11.17%
10 Years	7.45
5 Years	9.73
1 Year	9.69

Class C Shares
Inception (12/27/95)	10.66%
10 Years	6.79
5 Years	9.21
1 Year	12.86

Class R Shares
Inception (7/11/08)	8.47%
5 Years	9.73
1 Year	14.38

Class Y Shares
Inception (8/12/05)	8.46%
10 Years	7.85
5 Years	10.28
1 Year	14.96

Class R5 Shares
10 Years	7.84%
5 Years	10.42
1 Year	15.09

Class R6 Shares
10 Years	7.76%
5 Years	10.37
1 Year	15.20

    Class R6 shares incepted on July 15, 2013. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.21%, 1.21%, 1.93%, 1.46%, 0.96%, 0.82% and 0.73%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                Invesco Mid Cap Growth Fund

Invesco Mid Cap Growth Fund’s investment objective is to seek capital growth.

∎	Unless otherwise stated, information presented in this report is as of April 30, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. See the prospectus for more information.

Principal risks of investing in the Fund

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mid-capitalization companies risk. Mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

8                Invesco Mid Cap Growth Fund

Schedule of Investments(a)

April 30, 2017

	Shares	Value
Common Stocks & Other Equity Interests–98.04%
Aerospace & Defense–1.26%
Raytheon Co.	220,563	$34,233,583

Airlines–0.54%
Alaska Air Group, Inc.	170,914	14,543,072

Alternative Carriers–1.20%
Zayo Group Holdings, Inc.(b)	926,041	32,476,258

Apparel Retail–2.52%
Burlington Stores, Inc.(b)	440,216	43,546,167
Foot Locker, Inc.	318,474	24,630,779
		68,176,946

Application Software–5.25%
Cadence Design Systems, Inc.(b)	1,066,264	34,728,218
Guidewire Software Inc.(b)	308,748	18,984,915
Mobileye N.V.(b)	249,348	15,439,628
SS&C Technologies Holdings, Inc.	983,357	36,128,536
Tyler Technologies, Inc.(b)	224,910	36,793,027
		142,074,324

Asset Management & Custody Banks–1.01%
Affiliated Managers Group, Inc.	164,806	27,290,226

Auto Parts & Equipment–0.82%
Delphi Automotive PLC	274,867	22,099,307

Automotive Retail–2.29%
Advance Auto Parts, Inc.	143,636	20,416,421
O’Reilly Automotive, Inc.(b)	167,937	41,673,567
		62,089,988

Biotechnology–2.87%
BioMarin Pharmaceutical Inc.(b)	471,154	45,155,399
Neurocrine Biosciences, Inc.(b)	608,872	32,513,765
		77,669,164

Building Products–4.44%
A.O. Smith Corp.	551,035	29,689,766
Allegion PLC	393,697	30,960,332
Masco Corp.	889,796	32,940,248
Owens Corning	436,734	26,575,264
		120,165,610

Casinos & Gaming–1.34%
Wynn Resorts Ltd.	294,495	36,225,830

Communications Equipment–1.10%
F5 Networks, Inc.(b)	230,439	29,756,588

Construction Machinery & Heavy Trucks–0.53%
WABCO Holdings Inc.(b)	120,700	14,347,609

Construction Materials–1.04%
Summit Materials, Inc.–Class A(b)	1,100,145	28,229,721

	Shares	Value
Data Processing & Outsourced Services–4.31%
Broadridge Financial Solutions, Inc.	444,275	$31,072,594
Fidelity National Information Services, Inc.	606,122	51,029,411
Vantiv, Inc.–Class A(b)	558,025	34,619,871
		116,721,876

Distillers & Vintners–1.92%
Constellation Brands, Inc.–Class A	300,692	51,881,398

Diversified Support Services–1.29%
KAR Auction Services, Inc.	800,141	34,902,150

Electrical Components & Equipment–0.83%
Acuity Brands, Inc.	127,890	22,521,429

Electronic Components–1.84%
Amphenol Corp.–Class A	688,330	49,773,142

Electronic Manufacturing Services–0.80%
Flex Ltd.(b)	1,410,498	21,806,299

Environmental & Facilities Services–0.90%
Republic Services, Inc.	385,359	24,273,764

Financial Exchanges & Data–4.48%
CBOE Holdings Inc.	324,122	26,710,894
Intercontinental Exchange, Inc.	576,473	34,703,674
Nasdaq, Inc.	384,818	26,502,416
S&P Global Inc.	248,595	33,358,963
		121,275,947

General Merchandise Stores–0.88%
Dollar Tree, Inc.(b)	289,592	23,969,530

Health Care Distributors–1.22%
Henry Schein, Inc.(b)	189,846	32,995,235

Health Care Equipment–6.20%
Boston Scientific Corp.(b)	1,521,954	40,149,146
DexCom Inc.(b)	444,954	34,688,614
Hologic, Inc.(b)	1,085,086	48,991,633
Penumbra, Inc.(b)	514,471	43,961,547
		167,790,940

Home Entertainment Software–1.86%
Electronic Arts Inc.(b)	532,399	50,482,073

Homebuilding–0.54%
D.R. Horton, Inc.	446,464	14,684,201

Housewares & Specialties–1.29%
Newell Brands, Inc.	730,363	34,867,530

Human Resource & Employment Services–0.94%
Robert Half International, Inc.	550,531	25,351,953

Industrial Machinery–1.53%
Stanley Black & Decker Inc.	304,648	41,477,825

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Mid Cap Growth Fund

	Shares	Value
Internet Software & Services–1.61%
CoStar Group Inc.(b)	180,966	$43,592,900
LogMeIn, Inc.	1,190	134,470
		43,727,370

Investment Banking & Brokerage–3.14%
E*TRADE Financial Corp.(b)	1,655,975	57,213,936
TD Ameritrade Holding Corp.	725,595	27,768,521
		84,982,457

IT Consulting & Other Services–1.18%
Gartner, Inc.(b)	280,979	32,056,894

Leisure Products–1.09%
Brunswick Corp.	518,887	29,446,837

Life Sciences Tools & Services–2.16%
INC Research Holdings, Inc.–Class A(b)	733,053	32,987,385
Patheon N.V.(b)	952,523	25,632,394
		58,619,779

Managed Health Care–2.42%
Centene Corp.(b)	496,403	36,932,383
Humana Inc.	129,266	28,694,467
		65,626,850

Metal & Glass Containers–0.99%
Berry Global Group, Inc.(b)	536,653	26,832,650

Movies & Entertainment–1.54%
Cinemark Holdings, Inc.	967,751	41,806,843

Oil & Gas Equipment & Services–0.73%
Halliburton Co.	429,508	19,705,827

Oil & Gas Exploration & Production–4.02%
Concho Resources Inc.(b)	274,360	34,750,438
Diamondback Energy Inc.(b)	457,048	45,631,672
Pioneer Natural Resources Co.	164,895	28,525,186
		108,907,296

Oil & Gas Storage & Transportation–1.05%
Cheniere Energy, Inc.(b)	624,807	28,334,997

Packaged Foods & Meats–1.58%
Pinnacle Foods Inc.	733,611	42,659,480

Pharmaceuticals–0.71%
Pacira Pharmaceuticals, Inc.(b)	395,550	19,203,952

	Shares	Value
Railroads–1.01%
Genesee & Wyoming Inc.–Class A(b)	403,005	$27,307,619

Regional Banks–0.89%
Zions Bancorp.	605,522	24,239,046

Restaurants–2.33%
Chipotle Mexican Grill, Inc.(b)	58,202	27,615,103
Domino’s Pizza, Inc.	196,355	35,616,833
		63,231,936

Semiconductors–5.83%
Cirrus Logic, Inc.(b)	310,265	19,965,553
Microchip Technology Inc.	473,407	35,780,101
Microsemi Corp. (b)	677,114	31,783,731
NXP Semiconductors N.V. (Netherlands)(b)	335,657	35,495,728
Qorvo, Inc.(b)	512,675	34,877,280
		157,902,393

Specialized REIT’s–3.42%
Equinix, Inc.	107,820	45,036,414
SBA Communications Corp. –Class A(b)	375,943	47,553,030
		92,589,444

Specialty Chemicals–1.41%
Sherwin-Williams Co. (The)	114,282	38,247,900

Specialty Stores–1.13%
Ulta Beauty, Inc.(b)	108,379	30,502,186

Systems Software–2.32%
ServiceNow, Inc.(b)	663,767	62,712,705

Trading Companies & Distributors–0.44%
Fastenal Co.	269,309	12,032,726
Total Common Stocks & Other Equity Interests (Cost $2,141,157,954)		2,654,830,705

Money Market Funds–1.92%
Government & Agency Portfolio–Institutional Class, 0.67%(c)	31,156,152	31,156,152
Treasury Portfolio–Institutional Class, 0.63%(c)	20,770,768	20,770,768
Total Money Market Funds (Cost $51,926,920)		51,926,920
TOTAL INVESTMENTS–99.96% (Cost $2,193,084,874)		2,706,757,625
OTHER ASSETS LESS LIABILITIES–0.04%		1,032,259
NET ASSETS–100.00%		$2,707,789,884

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Mid Cap Growth Fund

Statement of Assets and Liabilities

April 30, 2017

Assets:
Investments, at value (Cost $2,141,157,954)	$2,654,830,705
Investments in affiliated money market funds, at value and cost	51,926,920
Total investments, at value (Cost $2,193,084,874)	2,706,757,625
Receivable for:
Investments sold	28,544,557
Fund shares sold	2,500,657
Dividends	601,467
Investment for trustee deferred compensation and retirement plans	639,335
Other assets	132,038
Total assets	2,739,175,679

Liabilities:
Payable for:
Investments purchased	25,621,606
Fund shares reacquired	2,661,526
Accrued fees to affiliates	1,730,904
Accrued trustees’ and officers’ fees and benefits	5,241
Accrued other operating expenses	639,819
Trustee deferred compensation and retirement plans	726,699
Total liabilities	31,385,795
Net assets applicable to shares outstanding	$2,707,789,884

Net assets consist of:
Shares of beneficial interest	$2,065,286,149
Undistributed net investment income (loss)	(5,867,181)
Undistributed net realized gain	134,698,165
Net unrealized appreciation	513,672,751
$2,707,789,884

Net Assets:
Class A	$2,221,949,292
Class B	$24,199,564
Class C	$139,949,884
Class R	$27,974,743
Class Y	$132,925,108
Class R5	$106,223,043
Class R6	$54,568,250

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	59,856,361
Class B	779,439
Class C	4,877,773
Class R	773,889
Class Y	3,445,638
Class R5	2,729,325
Class R6	1,397,064
Class A:
Net asset value per share	$37.12
Maximum offering price per share
(Net asset value of $37.12 ÷ 94.50%)	$39.28
Class B:
Net asset value and offering price per share	$31.05
Class C:
Net asset value and offering price per share	$28.69
Class R:
Net asset value and offering price per share	$36.15
Class Y:
Net asset value and offering price per share	$38.58
Class R5:
Net asset value and offering price per share	$38.92
Class R6:
Net asset value and offering price per share	$39.06

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Mid Cap Growth Fund

Statement of Operations

For the year ended April 30, 2017

Investment income:
Dividends	$16,106,473
Dividends from affiliated money market funds (includes securities lending income of $330,140)	556,800
Other income	118,132
Total investment income	16,781,405

Expenses:
Advisory fees	17,880,738
Administrative services fees	522,615
Distribution fees:
Class A	5,473,599
Class B	87,390
Class C	1,391,356
Class R	141,501
Transfer agent fees — A, B, C, R and Y	5,602,002
Transfer agent fees — R5	90,889
Transfer agent fees — R6	4,174
Trustees’ and officers’ fees and benefits	66,050
Registration and filing fees	151,867
Reports to shareholders	737,316
Professional services fees	69,521
Other	58,962
Total expenses	32,277,980
Less: Fees waived and expense offset arrangement(s)	(114,068)
Net expenses	32,163,912
Net investment income (loss)	(15,382,507)

Realized and unrealized gain from:
Net realized gain from investment securities (includes net gains (losses) from securities sold to affiliates of $(245,038))	239,884,176
Change in net unrealized appreciation of investment securities	142,192,233
Net realized and unrealized gain	382,076,409
Net increase in net assets resulting from operations	$366,693,902

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Mid Cap Growth Fund

Statement of Changes in Net Assets

For the years ended April 30, 2017 and 2016

	2017	2016
Operations:
Net investment income (loss)	$(15,382,507)	$(14,146,796)
Net realized gain	239,884,176	113,017,507
Change in net unrealized appreciation (depreciation)	142,192,233	(321,151,557)
Net increase (decrease) in net assets resulting from operations	366,693,902	(222,280,846)

Distributions to shareholders from net realized gains:
Class A	(56,441,548)	(171,450,054)
Class B	(1,006,268)	(4,921,422)
Class C	(4,672,062)	(15,142,609)
Class R	(739,806)	(2,437,421)
Class Y	(2,235,160)	(5,895,511)
Class R5	(2,347,242)	(6,484,545)
Class R6	(1,247,157)	(3,672,306)
Total distributions from net realized gains	(68,689,243)	(210,003,868)

Share transactions–net:
Class A	(204,235,092)	49,575,046
Class B	(22,850,663)	(21,326,268)
Class C	(23,071,312)	2,196,193
Class R	(4,689,588)	(349,819)
Class Y	45,784,786	7,660,539
Class R5	3,056,173	18,682,817
Class R6	(1,046,850)	(3,350,161)
Net increase (decrease) in net assets resulting from share transactions	(207,052,546)	53,088,347
Net increase (decrease) in net assets	90,952,113	(379,196,367)

Net assets:
Beginning of year	2,616,837,771	2,996,034,138
End of year (includes undistributed net investment income (loss) of $(5,867,181) and $(6,294,946), respectively)	$2,707,789,884	$2,616,837,771

Notes to Financial Statements

April 30, 2017

NOTE 1—Significant Accounting Policies

Invesco Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

13                         Invesco Mid Cap Growth Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

14                         Invesco Mid Cap Growth Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.75%
Next $500 million	0.70%
Over $1 billion	0.65%

15                         Invesco Mid Cap Growth Fund

For the year ended April 30, 2017, the effective advisory fees incurred by the Fund was 0.68%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed above) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2017, the Adviser waived advisory fees of $72,706.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended April 30, 2017, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2017, IDI advised the Fund that IDI retained $300,265 in front-end sales commissions from the sale of Class A shares and $10,369, $1,746 and $4,819 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2017, the Fund incurred $13,302 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

16                         Invesco Mid Cap Growth Fund

As of April 30, 2017, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2017, the Fund engaged in securities sales of $4,249,501, which resulted in net realized gains (losses) of $(245,038).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $41,362.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2017 and 2016:

	2017	2016
Long-term capital gain	$68,689,243	$210,003,868

Tax Components of Net Assets at Period-End:

2017
Undistributed long-term gain	$138,988,839
Net unrealized appreciation — investments	509,382,077
Temporary book/tax differences	(700,969)
Late-year ordinary loss deferral	(5,166,212)
Shares of beneficial interest	2,065,286,149
Total net assets	$2,707,789,884

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

17                         Invesco Mid Cap Growth Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of April 30, 2017.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2017 was $1,382,032,065 and $1,646,207,680, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$551,382,938
Aggregate unrealized (depreciation) of investment securities	(42,000,861)
Net unrealized appreciation of investment securities	$509,382,077

Cost of investments for tax purposes is $2,197,375,548.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and net operating losses, on April 30, 2017, undistributed net investment income (loss) was increased by $15,810,272, undistributed net realized gain was increased by $13,831,772 and shares of beneficial interest was decreased by $29,642,044. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Mid Cap Growth Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended April 30,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	4,275,316	$149,557,638	5,892,996	$209,757,836
Class B	16,188	476,078	27,849	854,005
Class C	441,266	12,013,328	783,132	22,663,540
Class R	212,030	7,225,541	225,301	7,971,324
Class Y	2,347,936	86,563,379	621,771	23,246,797
Class R5	602,144	22,126,658	707,552	26,431,020
Class R6	149,230	5,474,270	168,238	6,339,325

Issued as reinvestment of dividends:
Class A	1,573,593	54,131,590	4,849,844	163,342,799
Class B	34,452	991,172	170,151	4,816,968
Class C	167,205	4,457,690	540,776	14,325,141
Class R	22,058	739,591	73,999	2,436,780
Class Y	53,697	1,917,497	144,326	5,029,788
Class R5	65,040	2,342,104	184,366	6,467,555
Class R6	34,506	1,246,690	104,418	3,671,357

Automatic conversion of Class B shares to Class A shares:
Class A	530,416	18,590,804	560,593	19,924,603
Class B	(632,453)	(18,590,804)	(662,016)	(19,924,603)

Reacquired:
Class A	(12,192,349)	(426,515,124)	(9,705,298)	(343,450,192)
Class B	(195,853)	(5,727,109)	(233,040)	(7,072,638)
Class C	(1,455,354)	(39,542,330)	(1,248,083)	(34,792,488)
Class R	(372,339)	(12,654,720)	(306,528)	(10,757,923)
Class Y	(1,177,551)	(42,696,090)	(566,796)	(20,616,046)
Class R5	(588,692)	(21,412,589)	(385,584)	(14,215,758)
Class R6	(213,395)	(7,767,810)	(363,803)	(13,360,843)
Net increase (decrease) in share activity	(6,302,909)	$(207,052,546)	1,584,164	$53,088,347

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco Mid Cap Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/17	$33.16	$(0.20)		$5.08	$4.88	$(0.92)	$37.12	14.94%		$2,221,949	1.21	%(d)	1.21	%(d)	(0.57	)%(d)	53%
Year ended 04/30/16	38.74	(0.18)		(2.66)	(2.84)	(2.74)	33.16	(7.43)		2,177,520	1.20		1.21		(0.49)		60
Year ended 04/30/15	37.30	(0.15)		5.18	5.03	(3.59)	38.74	14.39		2,482,328	1.14		1.19		(0.38)		61
Year ended 04/30/14	31.09	(0.16)		7.27	7.11	(0.90)	37.30	22.99		2,384,362	1.16		1.21		(0.44)		95
Year ended 04/30/13	28.15	(0.03	)(e)	2.97	2.94	—	31.09	10.44		1,491,997	1.29		1.29		(0.11	)(e)	88
Class B
Year ended 04/30/17	27.87	(0.17)		4.27	4.10	(0.92)	31.05	14.98	(f)	24,200	1.21	(d)(f)	1.21	(d)(f)	(0.57	)(d)(f)	53
Year ended 04/30/16	33.03	(0.15)		(2.27)	(2.42)	(2.74)	27.87	(7.44	)(f)	43,403	1.20	(f)	1.21	(f)	(0.49	)(f)	60
Year ended 04/30/15	32.30	(0.13)		4.45	4.32	(3.59)	33.03	14.42	(f)	74,463	1.14	(f)	1.19	(f)	(0.38	)(f)	61
Year ended 04/30/14	27.03	(0.14)		6.31	6.17	(0.90)	32.30	22.96	(f)	97,068	1.16	(f)	1.21	(f)	(0.44	)(f)	95
Year ended 04/30/13	24.47	(0.03	)(e)	2.59	2.56	—	27.03	10.46	(f)	106,586	1.29	(f)	1.29	(f)	(0.11	)(e)(f)	88
Class C
Year ended 04/30/17	26.01	(0.35)		3.95	3.60	(0.92)	28.69	14.11	(g)	139,950	1.93	(d)(g)	1.93	(d)(g)	(1.29	)(d)(g)	53
Year ended 04/30/16	31.24	(0.35)		(2.14)	(2.49)	(2.74)	26.01	(8.12	)(g)	148,892	1.92	(g)	1.93	(g)	(1.21	)(g)	60
Year ended 04/30/15	30.95	(0.35)		4.23	3.88	(3.59)	31.24	13.59	(g)	176,447	1.86	(g)	1.91	(g)	(1.10	)(g)	61
Year ended 04/30/14	26.11	(0.34)		6.08	5.74	(0.90)	30.95	22.12	(g)	170,355	1.88	(g)	1.93	(g)	(1.16	)(g)	95
Year ended 04/30/13	23.82	(0.20	)(e)	2.49	2.29	—	26.11	9.62		134,484	2.04		2.04		(0.86	)(e)	88
Class R
Year ended 04/30/17	32.39	(0.28)		4.96	4.68	(0.92)	36.15	14.67		27,975	1.46	(d)	1.46	(d)	(0.82	)(d)	53
Year ended 04/30/16	38.01	(0.26)		(2.62)	(2.88)	(2.74)	32.39	(7.69)		29,547	1.45		1.46		(0.74)		60
Year ended 04/30/15	36.74	(0.24)		5.10	4.86	(3.59)	38.01	14.14		34,942	1.39		1.44		(0.63)		61
Year ended 04/30/14	30.72	(0.24)		7.16	6.92	(0.90)	36.74	22.64		36,184	1.41		1.46		(0.69)		95
Year ended 04/30/13	27.88	(0.10	)(e)	2.94	2.84	—	30.72	10.19		31,410	1.54		1.54		(0.36	)(e)	88
Class Y
Year ended 04/30/17	34.34	(0.12)		5.28	5.16	(0.92)	38.58	15.24		132,925	0.96	(d)	0.96	(d)	(0.32	)(d)	53
Year ended 04/30/16	39.92	(0.09)		(2.75)	(2.84)	(2.74)	34.34	(7.21)		76,291	0.95		0.96		(0.24)		60
Year ended 04/30/15	38.23	(0.05)		5.33	5.28	(3.59)	39.92	14.70		80,736	0.89		0.94		(0.13)		61
Year ended 04/30/14	31.78	(0.07)		7.42	7.35	(0.90)	38.23	23.24		62,398	0.91		0.96		(0.19)		95
Year ended 04/30/13	28.70	0.04	(e)	3.04	3.08	—	31.78	10.73		48,115	1.04		1.04		0.14	(e)	88
Class R5
Year ended 04/30/17	34.59	(0.07)		5.32	5.25	(0.92)	38.92	15.39		106,223	0.83	(d)	0.83	(d)	(0.19	)(d)	53
Year ended 04/30/16	40.14	(0.04)		(2.77)	(2.81)	(2.74)	34.59	(7.08)		91,700	0.82		0.82		(0.11)		60
Year ended 04/30/15	38.39	(0.02)		5.36	5.34	(3.59)	40.14	14.80		86,090	0.81		0.81		(0.05)		61
Year ended 04/30/14	31.87	(0.04)		7.46	7.42	(0.90)	38.39	23.40		79,584	0.83		0.83		(0.11)		95
Year ended 04/30/13	28.73	0.10	(e)	3.04	3.14	—	31.87	10.93		19,881	0.84		0.84		0.34	(e)	88
Class R6
Year ended 04/30/17	34.68	(0.04)		5.34	5.30	(0.92)	39.06	15.50		54,568	0.75	(d)	0.75	(d)	(0.11	)(d)	53
Year ended 04/30/16	40.21	(0.01)		(2.78)	(2.79)	(2.74)	34.68	(7.02)		49,485	0.73		0.73		(0.02)		60
Year ended 04/30/15	38.41	0.02		5.37	5.39	(3.59)	40.21	14.93		61,029	0.72		0.72		0.04		61
Year ended 04/30/14(h)	34.50	(0.01)		4.82	4.81	(0.90)	38.41	14.05		77,395	0.73	(i)	0.73	(i)	(0.01	)(i)	95

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $2,189,440, $34,956, $143,648, $28,300, $91,804, $96,358 and $50,993 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.18) and (0.63)%, $(0.15) and (0.63)%, $(0.32) and (1.38)%, $(0.24) and (0.88)%, $(0.11) and (0.38)% and $(0.05) and (0.18)% for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(f)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25% and 0.25% for the years ended April 30, 2017, 2016, 2015, 2014 and 2013, respectively.
(g)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.97%, 0.98%, 0.97% and 0.96% for the years ended April 30, 2017, 2016, 2015 and 2014, respectively.
(h)	Commencement date of July 15, 2013.
(i)	Annualized.

20                         Invesco Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of the Invesco Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Mid Cap Growth Fund (one of the portfolios constituting the AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

June 23, 2017

21                         Invesco Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2016 through April 30, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,125.30	$6.48	$1,018.70	$6.16	1.23%
B	1,000.00	1,125.10	6.48	1,018.70	6.16	1.23
C	1,000.00	1,120.80	10.36	1,015.03	9.84	1.97
R	1,000.00	1,123.80	7.79	1,017.46	7.40	1.48
Y	1,000.00	1,126.50	5.17	1,019.93	4.91	0.98
R5	1,000.00	1,127.20	4.54	1,020.53	4.31	0.86
R6	1,000.00	1,127.70	4.01	1,021.03	3.81	0.76

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2016 through April 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

22                         Invesco Mid Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$68,689,243
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco Mid Cap Growth Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco Mid Cap Growth Fund, an investment portfolio of AIM Sector Funds (Invesco Sector Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purpose:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			478,210,140	13,802,825
	James T. Bunch			477,776,614	14,236,351
	Bruce L. Crockett			477,904,863	14,108,102
	Jack M. Fields			478,154,120	13,858,845
	Martin L. Flanagan			478,366,284	13,646,681
	Cynthia Hostetler			478,149,043	13,863,922
	Dr. Eli Jones			478,281,396	13,731,569
	Dr. Prema Mathai-Davis			477,927,603	14,085,362
	Teresa M. Ressel			478,116,999	13,895,966
	Dr. Larry Soll			477,671,696	14,341,269
	Ann Barnett Stern			478,390,538	13,622,427
	Raymond Stickel, Jr			477,934,336	14,078,629
	Philip A. Taylor			478,104,174	13,908,791
	Robert C. Troccoli			478,368,464	13,644,501
	Christopher L. Wilson			478,433,867	13,579,098

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	261,575,830	26,621,916	13,166,011	190,648,808

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Mid Cap Growth Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	20,615,396	2,215,086	1,406,110	15,286,290
4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	21,440,770	1,376,067	1,419,766	15,286,279
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	21,028,812	1,754,057	1,453,728	15,286,285

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds (Invesco Sector Funds).

24                         Invesco Mid Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School—Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Mid Cap Growth Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905                      Invesco Distributors, Inc.                                                                               VK-MCG-AR-1             06122017      0953

Annual Report to Shareholders	April 30, 2017

Invesco Small Cap Value Fund
Nasdaq:
A: VSCAX ∎ B: VSMBX ∎ C: VSMCX ∎ Y: VSMIX ∎ R6: SMVSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

     The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European

Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve (the Fed) raised interest rates in December 2016 and again in March 2017. In its March statement, the Fed noted that the labor market has strengthened and economic activity has expanded at a moderate pace – and that it expects those trends to continue.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Small Cap Value Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎   Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can   use to strive to meet your financial needs as your investment goals change over time.

∎   Monitoring how the portfolio management teams of the Invesco funds are performing in light of   changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Small Cap Value Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2017, Class A shares of Invesco Small Cap Value Fund (the Fund), at net asset value (NAV), underperformed the Russell 2000 Value Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/16 to 4/30/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	22.14%
Class B Shares	21.20
Class C Shares	21.31
Class Y Shares	22.45
Class R6 Shares*	22.23
S&P 500 Index▼ (Broad Market Index)	17.92
Russell 2000 Value Index▼ (Style-Specific Index)	27.18
Lipper Small-Cap Value Funds Index∎ (Peer Group Index)	22.91

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc. *Class R6 shares incepted on February 7, 2017. See page 7 for more information.

Market conditions and your Fund

During the fiscal year ended April 30, 2017, the US economy continued to expand and strengthen, with unemployment declining and inflation ticking upward. Signs of an improving economy prompted the US Federal Reserve (the Fed) to raise interest rates in December 2016 and again in March 2017. Major US stock market indexes posted gains for the reporting period, with most hitting record highs following the US presidential election. Investors seemed to believe that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth.

While US and overseas stock markets were jolted by the UK’s decision in June 2016 to leave the European Union, markets recovered relatively quickly. During the second half of 2016, small-cap stocks led the US market while large-cap stocks lagged – but that reversed in the first quarter of 2017. Near the close of the fiscal year, headlines out of Washington, DC, suggested that enacting significant regulatory and tax reform might be more difficult than previously anticipated, which had a slightly negative impact on investor sentiment. For the reporting period as a whole, information technology and financials were the strongest-performing sectors, while telecommunication services and energy were the weakest-performing sectors in the US markets.

During the fiscal year, we continued to use our intrinsic value strategy, seeking to create wealth by maintaining a long-term investment horizon and investing in companies selling at a significant discount to our estimate of their intrinsic value. We believe intrinsic value represents the fair economic worth of a business. Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the investment strategy is intended to preserve capital while growing it at above-market rates over the long term. Second, our investments have little in common with popular stock market indexes and most of our peers. And third, the Fund’s short-term relative performance will naturally be different from stock market indexes and peers and have little information value since we typically structure the portfolio significantly differently than these benchmarks.

    Drivers of Fund performance were mainly stock-specific during the reporting period. Financial services companies LPL Financial, SLM and E*TRADE Financial were among the largest contributors to overall Fund performance. Shares of these companies rose along with the financials sector in general during the fiscal year. Industrials sector holding Meritor was also a top contributor to Fund performance. Meritor is a leading equipment supplier to industrial trucking original equipment manufacturers worldwide. Shares of Meritor rose because the company made progress on achieving its long-term targets and because evidence suggested the heavy trucking cycle had bottomed.

    Consumer discretionary holding MDC Partners was the largest detractor from the Fund’s performance relative to its style-specific benchmark. Shares of the marketing services company fell after it reported disappointing financial results and lowered its sales outlook. Oil services company Weatherford International was also a significant detractor from the Fund’s relative results. Shares of the company declined after missing expectations for free cash flow during the fiscal year. Within the financials sector, AmTrust Financial Services was also a large detractor from Fund performance. AmTrust’s stock price declined after a new auditor asked the company to restate historical financials and it reported a charge to increase its liability for future insurance claims. We believe investors overreacted to these issues and, therefore, added to our position in this stock.

    We believe the single most important indicator of how the Fund is positioned for potential future success is not our recent investment results nor popular

Portfolio Composition
By sector	% of total net assets

Financials	32.6%
Industrials	18.5
Consumer Discretionary	14.5
Health Care	11.0
Information Technology	7.4
Materials	7.0
Energy	3.8
Real Estate	2.9
Money Market Funds Plus Other Assets Less Liabilities	2.3

Top 10 Equity Holdings*
% of total net assets

1.	AECOM	3.5%
2.	Affiliated Managers Group, Inc.	3.3
3.	SLM Corp.	3.3
4.	LPL Financial Holdings, Inc.	3.2
5.	Dana Inc.	3.1
6.	AmTrust Financial Services, Inc.	3.0
7.	E*TRADE Financial Corp.	3.0
8.	Carpenter Technology Corp.	3.0
9.	Realogy Holdings Corp.	3.0
10.	ManpowerGroup Inc.	2.9

Total Net Assets	$2.6 billion

Total Number of Holdings*	66

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of April 30, 2017.

4                Invesco Small Cap Value Fund

statistical measures, but rather the difference between current market price and the Fund’s estimated intrinsic value – the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding.

    At the end of the fiscal year, the difference between the market price and the estimated intrinsic value of the Fund remained attractive, according to our estimation. While there is no assurance that market value will ever reflect our estimate of the Fund’s intrinsic value, we believe the gap between price and estimated intrinsic value may provide above-average capital appreciation. We will continue to work hard to protect and grow the Fund’s estimated intrinsic value.

    We thank you for your investment and for sharing our long-term investment perspective.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

R. Canon Coleman II Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Small Cap Value
Fund. He joined Invesco in 1999. Mr. Coleman earned a BS and an MS in accounting from the University of Florida. He also earned an MBA from the Wharton School of the University of Pennsylvania.

Jonathan Edwards Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Small Cap Value Fund. He joined Invesco in 2001. Mr. Edwards earned a BS in economics from Texas A&M University and an MBA from The University of Texas at Austin.

Jonathan Mueller Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Small Cap Value Fund. He joined Invesco in 2001. Mr. Mueller earned a BBA in accounting from Texas Christian University and an MBA in finance from The University of Texas at Austin. He is also a Certified Public Accountant.

5                Invesco Small Cap Value Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/07

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the over-all securities market.
∎	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 2000® Value Index is an unmanaged index considered representative of small-cap value stocks. The Russell 2000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Small-Cap Value Funds Index is an unmanaged index considered representative of small-cap value funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Small Cap Value Fund

Average Annual Total Returns
As of 4/30/17, including maximum applicable sales charges

Class A Shares
Inception (6/21/99)	10.40%
10 Years	7.78
5 Years	11.67
1 Year	15.44

Class B Shares
Inception (6/21/99)	10.37%
10 Years	7.99
5 Years	11.87
1 Year	16.20

Class C Shares
Inception (6/21/99)	9.93%
10 Years	7.59
5 Years	12.11
1 Year	20.31

Class Y Shares
Inception (8/12/05)	10.14%
10 Years	8.66
5 Years	13.22
1 Year	22.45

Class R6 Shares
10 Years	8.40
5 Years	12.96
1 Year	22.23

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Small Cap Value Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Small Cap Value Fund (renamed Invesco Small Cap Value Fund). Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Small Cap Value Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on February 7, 2017. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes

Average Annual Total Returns
As of 3/31/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/21/99)	10.50%
10 Years	8.17
5 Years	11.21
1 Year	17.76

Class B Shares
Inception (6/21/99)	10.48%
10 Years	8.37
5 Years	11.41
1 Year	18.63

Class C Shares
Inception (6/21/99)	10.03%
10 Years	7.97
5 Years	11.64
1 Year	22.66

Class Y Shares
Inception (8/12/05)	10.29%
10 Years	9.05
5 Years	12.76
1 Year	24.89

Class R6 Shares
10 Years	8.78
5 Years	12.49
1 Year	24.64

in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R6 shares was 1.12%, 1.87%, 1.87%, 0.87% and 0.73%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from

5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                Invesco Small Cap Value Fund

Invesco Small Cap Value Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of April 30, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Real estate investment trust (REIT) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market continued on page 6

8                Invesco Small Cap Value Fund

Schedule of Investments(a)

April 30, 2017

	Shares	Value
Common Stocks–97.73%
Advertising–1.54%
MDC Partners Inc.–Class A(b)	4,547,879	$40,703,517

Agricultural & Farm Machinery–0.37%
AGCO Corp.	152,094	9,732,495

Asset Management & Custody Banks–4.41%
Affiliated Managers Group, Inc.	529,100	87,613,669
SEI Investments Co.	569,200	28,864,132
		116,477,801

Auto Parts & Equipment–4.01%
Dana Inc.	4,265,835	82,842,516
Modine Manufacturing Co.(c)	1,909,333	23,102,929
		105,945,445

Automobile Manufacturers–1.17%
Winnebago Industries, Inc.	1,082,459	31,066,573

Building Products–1.41%
Builders FirstSource, Inc.(c)	1,048,917	16,793,161
Ply Gem Holdings Inc.(c)	1,058,860	20,383,055
		37,176,216

Construction & Engineering–3.45%
AECOM(c)	2,666,699	91,227,773

Construction Machinery & Heavy Trucks–2.78%
Meritor, Inc.(c)	3,381,898	60,231,603
Terex Corp.	381,700	13,351,866
		73,583,469

Consumer Finance–4.90%
SLM Corp.(c)	6,928,900	86,888,406
Synchrony Financial	1,531,800	42,584,040
		129,472,446

Diversified Metals & Mining–0.44%
Ferroglobe PLC	1,203,948	11,618,098
Ferroglobe Representation & Warranty Insurance Trust(c)	1,203,948	0
		11,618,098

Electronic Components–3.76%
Belden Inc.	875,368	61,013,150
Vishay Intertechnology, Inc.	2,351,900	38,453,565
		99,466,715

Electronic Equipment & Instruments–2.08%
FLIR Systems, Inc.	1,498,159	55,027,380

Electronic Manufacturing Services–0.64%
Flex Ltd.(c)	1,094,839	16,926,211

Environmental & Facilities Services–0.48%
Team, Inc.(c)	471,709	12,688,972

	Shares	Value
Health Care Distributors–2.60%
Cardinal Health, Inc.	569,800	$41,361,782
McKesson Corp.	198,900	27,505,881
		68,867,663

Health Care Facilities–5.83%
Acadia Healthcare Co., Inc.(c)	1,025,700	44,700,006
Brookdale Senior Living Inc.(c)	3,666,503	47,627,874
Hanger, Inc.(b)(c)	4,723,233	61,827,120
		154,155,000

Health Care Supplies–2.54%
Alere, Inc.(c)	1,366,987	67,214,751

Home Furnishings–0.50%
Ethan Allen Interiors Inc.	445,500	13,275,900

Homebuilding–2.20%
CalAtlantic Group, Inc.	404,100	14,636,502
Installed Building Products Inc.(c)	171,579	9,153,740
LGI Homes, Inc.(c)	623,518	19,846,578
TRI Pointe Group, Inc.(c)	1,172,900	14,602,605
		58,239,425

Hotels, Resorts & Cruise Lines–2.85%
Norwegian Cruise Line Holdings Ltd.(c)	1,396,600	75,318,638

Human Resource & Employment Services–5.56%
Kelly Services, Inc.–Class A	764,462	17,062,792
Kforce Inc.(b)	2,071,490	47,022,823
ManpowerGroup Inc.	757,933	76,536,074
TrueBlue, Inc.(c)	234,243	6,406,546
		147,028,235

Industrial Machinery–1.83%
Chart Industries, Inc.(c)	78,600	2,869,686
ITT Inc.	1,082,800	45,618,364
		48,488,050

Investment Banking & Brokerage–6.93%
E*TRADE Financial Corp.(c)	2,282,400	78,856,920
LPL Financial Holdings, Inc.	2,004,819	84,282,591
TD Ameritrade Holding Corp.	522,600	19,999,902
		183,139,413

Leisure Products–2.20%
American Outdoor Brands Corp.(c)	2,100,200	46,519,430
Sturm, Ruger & Co, Inc.	193,807	11,715,633
		58,235,063

Life & Health Insurance–1.78%
CNO Financial Group, Inc.	2,236,718	47,127,648

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Small Cap Value Fund

	Shares	Value
Oil & Gas Equipment & Services–3.78%
Forum Energy Technologies Inc.(c)	1,665,500	$28,146,950
Helix Energy Solutions Group Inc.(c)	3,004,500	18,387,540
Weatherford International PLC(c)	9,240,909	53,320,045
		99,854,535

Property & Casualty Insurance–3.04%
AmTrust Financial Services, Inc.	5,005,750	80,342,288

Real Estate Services–2.95%
Realogy Holdings Corp.	2,554,696	78,045,963

Regional Banks–5.01%
First Horizon National Corp.	2,447,367	44,909,184
SVB Financial Group(c)	355,900	62,617,046
Zions Bancorp.	620,300	24,830,609
		132,356,839

Reinsurance–1.44%
Reinsurance Group of America, Inc.	304,094	38,023,914

Research & Consulting Services–1.69%
Huron Consulting Group Inc.(c)	49,755	2,214,098
Navigant Consulting, Inc.(c)	1,062,053	25,457,410
Resources Connection Inc.	1,215,948	16,901,677
		44,573,185

Semiconductors–0.97%
ON Semiconductor Corp.(c)	1,805,300	25,599,154

Specialty Chemicals–1.72%
Flotek Industries, Inc.(c)	2,380,500	28,589,805
Kraton Corp.(c)	514,107	16,816,440
		45,406,245

	Shares	Value
Steel–4.84%
Allegheny Technologies, Inc.	2,682,500	$49,223,875
Carpenter Technology Corp.	1,939,078	78,726,567
		127,950,442

Thrifts & Mortgage Finance–5.14%
BofI Holding, Inc.(c)	2,454,412	58,635,902
MGIC Investment Corp.(c)	3,391,113	35,742,331
Radian Group Inc.	2,459,486	41,516,124
		135,894,357

Trading Companies & Distributors–0.89%
DXP Enterprises, Inc.(c)	644,500	23,511,360
Total Common Stocks (Cost $2,167,052,514)		2,583,761,179

Money Market Funds–2.92%
Government & Agency Portfolio–Institutional Class, 0.67%(d)	46,266,913	46,266,913
Treasury Portfolio–Institutional Class, 0.63%(d)	30,844,608	30,844,608
Total Money Market Funds (Cost $77,111,521)		77,111,521
TOTAL INVESTMENTS–100.65% (Cost $2,244,164,035)		2,660,872,700
OTHER ASSETS LESS LIABILITIES–(0.65)%		(17,225,069)
NET ASSETS–100.00%		$2,643,647,631

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of April 30, 2017 was $149,553,460, which represented 5.66% of the Fund’s Net Assets. See Note 4.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Small Cap Value Fund

Statement of Assets and Liabilities

April 30, 2017

Assets:
Investments, at value (Cost $1,937,593,656)	$2,434,207,719
Investments in affiliates, at value (Cost $306,570,379)	226,664,981
Total investments, at value (Cost $2,244,164,035)	2,660,872,700
Receivable for:
Investments sold	22,999,008
Fund shares sold	3,595,209
Dividends	473,326
Investment for trustee deferred compensation and retirement plans	246,768
Other assets	53,318
Total assets	2,688,240,329

Liabilities:
Payable for:
Investments purchased	23,649,498
Fund shares reacquired	18,792,608
Accrued fees to affiliates	1,679,334
Accrued trustees’ and officers’ fees and benefits	5,227
Accrued other operating expenses	182,013
Trustee deferred compensation and retirement plans	284,018
Total liabilities	44,592,698
Net assets applicable to shares outstanding	$2,643,647,631

Net assets consist of:
Shares of beneficial interest	$2,016,358,757
Undistributed net investment income (loss)	(3,928,707)
Undistributed net realized gain	214,508,916
Net unrealized appreciation	416,708,665
$2,643,647,631

Net Assets:
Class A	$1,094,070,198
Class B	$8,164,929
Class C	$95,892,354
Class Y	$1,445,050,804
Class R6	$469,346

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	56,280,418
Class B	529,592
Class C	6,464,344
Class Y	71,710,328
Class R6	23,284
Class A:
Net asset value per share	$19.44
Maximum offering price per share
(Net asset value of $19.44 ÷ 94.50%)	$20.57
Class B:
Net asset value and offering price per share	$15.42
Class C:
Net asset value and offering price per share	$14.83
Class Y:
Net asset value and offering price per share	$20.15
Class R6:
Net asset value and offering price per share	$20.16

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Small Cap Value Fund

Statement of Operations

For the year ended April 30, 2017

Investment income:
Dividends (net of foreign withholding taxes of $297,532)	$22,843,269
Dividends from affiliates	3,266,245
Total investment income	26,109,514

Expenses:
Advisory fees	16,885,226
Administrative services fees	512,319
Distribution fees:
Class A	3,041,891
Class B	101,727
Class C	993,670
Transfer agent fees — A, B, C and Y	5,035,063
Transfer agent fees — R6	13
Trustees’ and officers’ fees and benefits	54,695
Registration and filing fees	129,356
Reports to shareholders	308,236
Professional services fees	17,042
Other	15,272
Total expenses	27,094,510
Less: Fees waived and expense offset arrangement(s)	(167,291)
Net expenses	26,927,219
Net investment income (loss)	(817,705)

Realized and unrealized gain from:
Net realized gain from investment securities (includes net gains from securities sold to affiliates of $1,905,994)	274,831,166
Change in net unrealized appreciation of investment securities	254,431,859
Net realized and unrealized gain	529,263,025
Net increase in net assets resulting from operations	$528,445,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Small Cap Value Fund

Statement of Changes in Net Assets

For the years ended April 30, 2017 and 2016

	2017	2016
Operations:
Net investment income (loss)	$(817,705)	$10,034,073
Net realized gain	274,831,166	113,416,715
Change in net unrealized appreciation (depreciation)	254,431,859	(534,397,359)
Net increase (decrease) in net assets resulting from operations	528,445,320	(410,946,571)

Distributions to shareholders from net investment income:
Class A	(2,214,011)	(687,810)
Class Y	(5,817,686)	(3,335,002)
Total distributions from net investment income	(8,031,697)	(4,022,812)

Distributions to shareholders from net realized gains:
Class A	(21,102,499)	(140,503,127)
Class B	(206,650)	(1,924,940)
Class C	(2,268,194)	(15,046,944)
Class Y	(22,380,567)	(137,836,409)
Total distributions from net realized gains	(45,957,910)	(295,311,420)

Share transactions–net:
Class A	(447,285,910)	(92,017,771)
Class B	(6,420,721)	(5,071,758)
Class C	(28,524,210)	(10,410,051)
Class Y	(120,093,107)	49,882,360
Class R6	464,061	—
Net increase (decrease) in net assets resulting from share transactions	(601,859,887)	(57,617,220)
Net increase (decrease) in net assets	(127,404,174)	(767,898,023)

Net assets:
Beginning of year	2,771,051,805	3,538,949,828
End of year (includes undistributed net investment income (loss) of $(3,928,707) and $4,920,695, respectively)	$2,643,647,631	$2,771,051,805

Notes to Financial Statements

April 30, 2017

NOTE 1—Significant Accounting Policies

Invesco Small Cap Value Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Class R6. On February 7, 2017, the Fund began offering Class R6 shares. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

13                         Invesco Small Cap Value Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

14                         Invesco Small Cap Value Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15                         Invesco Small Cap Value Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.67%
Next $500 million	0.645%
Over $1 billion	0.62%

For the year ended April 30, 2017, the effective advisory fees incurred by the Fund was 0.63%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Class R6 shares to 2.00%, 2.75%, 2.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limts”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended April 30, 2017, the Adviser waived advisory fees of $163,452.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended April 30, 2017, expenses incurred under these arrangements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2017, IDI advised the Fund that IDI retained $24,102 in front-end sales commissions from the sale of Class A shares and $173, $817 and $957 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2017, the Fund incurred $99,043 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

16                         Invesco Small Cap Value Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$2,583,761,179	$—	$0	$2,583,761,179
Money Market Funds	77,111,521	—	—	77,111,521
Total Investments	$2,660,872,700	$—	$0	$2,660,872,700

NOTE 4—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended April 30, 2017.

	Value 04/30/16	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 04/30/17	Dividend Income
Arctic Cat Inc.(a)	$34,845,870	$—	$(38,764,197)	$12,076,083	$(8,157,756)	$—	$—
Belden Inc.(a)	143,132,003	1,541,242	(101,361,851)	(29,314,304)	47,016,060	61,013,150	287,191
Ciber, Inc.(a)	15,796,084	—	(502,467)	8,230,168	(23,523,785)	—	—
Elizabeth Arden, Inc.(a)	54,853,475	—	(73,661,118)	57,932,455	(39,124,812)	—	—
Hanger, Inc.	32,543,075	—	—	29,284,045	—	61,827,120	—
Kelly Services, Inc. — Class A(a)	51,752,550	—	(39,890,341)	(3,495,285)	8,695,868	17,062,792	475,996
KEMET Corp.(a)	8,686,317	—	(19,994,990)	8,013,813	3,294,860	—	—
Kforce Inc.	46,281,442	457,113	(9,825,772)	9,609,724	500,316	47,022,823	1,135,774
MDC Partners Inc. — Class A	99,126,999	—	(6,270,229)	(51,790,902)	(362,351)	40,703,517	1,686,014
Modine Manufacturing Co.(a)	26,336,684	—	(7,645,335)	2,955,347	1,456,233	23,102,929	—
Resources Connection Inc.(a)	50,908,793	150,572	(35,389,732)	(3,050,851)	4,282,895	16,901,677	927,405
Tailored Brands, Inc.(a)	44,707,664	—	(51,801,760)	(8,712,476)	15,806,572	—	1,115,727
Winnebago Industries, Inc.(a)	49,362,160	281,929	(29,417,362)	7,174,745	3,665,101	31,066,573	482,027
Total	$658,333,116	$2,430,856	$(414,525,154)	$38,912,562	$13,549,201	$298,700,581	$6,110,134

(a)	At April 30, 2017, this security was not considered to be an affiliate of the Fund.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2017, the Fund engaged in securities sales of $4,289,339, which resulted in net realized gains of $1,905,994.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,839.

17                         Invesco Small Cap Value Fund

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2017 and 2016:

	2017	2016
Ordinary income	$8,031,697	$4,080,288
Long-term capital gain	45,957,910	295,253,944
Total distributions	$53,989,607	$299,334,232

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$370
Undistributed long-term gain	216,399,830
Net unrealized appreciation — investments	414,817,751
Temporary book/tax differences	(276,077)
Late-Year Ordinary Loss Deferral	(3,653,000)
Shares of beneficial interest	2,016,358,757
Total net assets	$2,643,647,631

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of April 30, 2017.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2017 was $809,690,207 and $1,432,805,704, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$603,990,057
Aggregate unrealized (depreciation) of investment securities	(189,172,306)
Net unrealized appreciation of investment securities	$414,817,751

Cost of investments for tax purposes is $2,246,054,949.

18                         Invesco Small Cap Value Fund

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of prior year adjustments, on April 30, 2017, undistributed net realized gain was decreased by $2,004 and shares of beneficial interest was increased by $2,004. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended April 30,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	8,983,386	$160,028,834	14,380,494	$254,657,811
Class B	3,867	59,118	10,504	161,454
Class C	168,821	2,312,075	333,290	4,532,878
Class Y	21,667,607	409,744,089	25,707,776	465,855,012
Class R6(b)	23,284	464,061	—	—

Issued as reinvestment of dividends:
Class A	1,175,208	22,481,723	8,199,536	132,094,525
Class B	13,180	200,596	142,891	1,849,010
Class C	147,803	2,163,830	1,145,564	14,273,723
Class Y	1,286,010	25,475,865	7,620,047	127,026,183

Automatic conversion of Class B shares to Class A shares:
Class A	215,144	3,771,588	213,251	3,730,270
Class B	(269,795)	(3,771,588)	(262,060)	(3,730,270)

Reacquired:
Class A	(35,572,287)	(633,568,055)	(27,452,832)	(482,500,377)
Class B	(214,280)	(2,908,847)	(235,675)	(3,351,952)
Class C	(2,461,893)	(33,000,115)	(2,173,846)	(29,216,652)
Class Y	(30,424,548)	(555,313,061)	(31,103,588)	(542,998,835)
Net increase (decrease) in share activity	(35,258,493)	$(601,859,887)	(3,474,648)	$(57,617,220)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of February 7, 2017

19                         Invesco Small Cap Value Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net Investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/17	$16.21	$(0.02)		$3.60	$3.58	$(0.03)	$(0.32)	$(0.35)	$19.44	22.14%	$1,094,070	1.10	%(d)	1.11	%(d)	(0.12	)%(d)	32%
Year ended 04/30/16	20.33	0.04		(2.37)	(2.33)	(0.01)	(1.78)	(1.79)	16.21	(11.43)	1,320,826	1.11		1.11		0.24		45
Year ended 04/30/15	22.75	(0.00)		0.95	0.95	—	(3.37)	(3.37)	20.33	5.59	1,751,109	1.13		1.13		(0.02)		44
Year ended 04/30/14	18.53	(0.06)		6.11	6.05	—	(1.83)	(1.83)	22.75	33.78	1,909,149	1.11		1.11		(0.29)		33
Year ended 04/30/13	17.80	(0.02	)(e)	3.17	3.15	—	(2.42)	(2.42)	18.53	20.27	1,454,001	1.12		1.15		(0.13	)(e)	35
Class B
Year ended 04/30/17	12.99	(0.12)		2.87	2.75	—	(0.32)	(0.32)	15.42	21.20	8,165	1.85	(d)	1.86	(d)	(0.87	)(d)	32
Year ended 04/30/16	16.80	(0.07)		(1.96)	(2.03)	—	(1.78)	(1.78)	12.99	(12.06)	12,942	1.86		1.86		(0.51)		45
Year ended 04/30/15	19.54	(0.14)		0.77	0.63	—	(3.37)	(3.37)	16.80	4.81	22,527	1.88		1.88		(0.77)		44
Year ended 04/30/14	16.25	(0.19)		5.31	5.12	—	(1.83)	(1.83)	19.54	32.75	29,312	1.86		1.86		(1.04)		33
Year ended 04/30/13	16.01	(0.13	)(e)	2.79	2.66	—	(2.42)	(2.42)	16.25	19.44	28,408	1.81		1.90		(0.82	)(e)	35
Class C
Year ended 04/30/17	12.50	(0.12)		2.76	2.65	—	(0.32)	(0.32)	14.83	21.23 (f)	95,892	1.84	(d)(f)	1.85	(d)(f)	(0.86	)(d)(f)	32
Year ended 04/30/16	16.25	(0.07)		(1.90)	(1.97)	—	(1.78)	(1.78)	12.50	(12.11)	107,647	1.86		1.86		(0.51)		45
Year ended 04/30/15	19.02	(0.13)		0.73	0.60	—	(3.37)	(3.37)	16.25	4.80 (f)	151,196	1.86	(f)	1.86	(f)	(0.75	)(f)	44
Year ended 04/30/14	15.86	(0.19)		5.18	4.99	—	(1.83)	(1.83)	19.02	32.75	165,438	1.86		1.86		(1.04)		33
Year ended 04/30/13	15.69	(0.13	)(e)	2.72	2.59	—	(2.42)	(2.42)	15.86	19.39	138,382	1.87		1.90		(0.88	)(e)	35
Class Y
Year ended 04/30/17	16.79	0.02		3.74	3.76	(0.08)	(0.32)	(0.40)	20.15	22.45	1,445,051	0.85	(d)	0.86	(d)	0.13	(d)	32
Year ended 04/30/16	20.97	0.09		(2.45)	(2.36)	(0.04)	(1.78)	(1.82)	16.79	(11.19)	1,329,637	0.86		0.86		0.49		45
Year ended 04/30/15	23.31	0.05		0.98	1.03	—	(3.37)	(3.37)	20.97	5.81	1,614,118	0.88		0.88		0.23		44
Year ended 04/30/14	18.90	(0.01)		6.25	6.24	—	(1.83)	(1.83)	23.31	34.13	1,385,718	0.86		0.86		(0.04)		33
Year ended 04/30/13	18.07	0.02	(e)	3.23	3.25	—	(2.42)	(2.42)	18.90	20.54	885,327	0.87		0.90		0.12	(f)	35
Class R6
Year ended 04/30/17(g)	20.29	0.01		(0.14)	(0.13)	—	—	—	20.16	(0.64)	469	0.72	(d)(h)	0.72	(d)(h)	0.26	(d)(h)	32

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,216,757, $10,173, $100,266, $1,335,718 and $26 for Class A, Class B, Class C, Class Y, and Class R6 shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.06) and (0.35)%, $(0.17) and (1.04)%,$(0.17) and (1.10)% and $(0.02) and (0.10)% for Class A, Class B, Class C and Class Y shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.99% for the years ended April 30, 2017 and April 30, 2015, respectively.
(g)	Commencement date February 7, 2017.
(h)	Annualized.

20                         Invesco Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of the Invesco Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Small Cap Value Fund (one of the portfolios constituting the AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

June 23, 2017

21                         Invesco Small Cap Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2016 through April 30, 2017. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business February 7, 2017 (commencement date) and held through April 30, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period, (as of close of business February 7, 2017 through April 30, 2017 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six-month period for the Class R6 shares, the ending account value and expense information may not provide a meaningful comparison to the mutual funds that provide such information for a full six-month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/17)	Expenses Paid During Period[3]
A	$1,000.00	$1,213.20	$6.20	$1,019.19	$5.66	1.13%
B	1,000.00	1,209.20	10.30	1,015.47	9.39	1.88
C	1,000.00	1,209.20	10.24	1,015.52	9.35	1.87
Y	1,000.00	1,214.40	4.83	1,020.43	4.41	0.88
R6	1,000.00	993.60	1.63	1,021.22	3.61	0.72

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2016 through April 30, 2017 (as of close of business February 7, 2017 through April 30, 2017, for the Class R6 Shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. Class R6 shares, actual expenses are equal to the annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 80 (from the close of business February 7, 2017 through April 30, 2017)/365. Because the Class R6 shares have not been in existence for a full six-month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six-month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class R6 shares of the Fund and other funds because such data is based on a full six-month period.

22                         Invesco Small Cap Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$45,957,910
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco Small Cap Value Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco Small Cap Value Fund, an investment portfolio of AIM Sector Funds (Invesco Sector Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purpose:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			478,210,140	13,802,825
	James T. Bunch			477,776,614	14,236,351
	Bruce L. Crockett			477,904,863	14,108,102
	Jack M. Fields			478,154,120	13,858,845
	Martin L. Flanagan			478,366,284	13,646,681
	Cynthia Hostetler			478,149,043	13,863,922
	Dr. Eli Jones			478,281,396	13,731,569
	Dr. Prema Mathai-Davis			477,927,603	14,085,362
	Teresa M. Ressel			478,116,999	13,895,966
	Dr. Larry Soll			477,671,696	14,341,269
	Ann Barnett Stern			478,390,538	13,622,427
	Raymond Stickel, Jr.			477,934,336	14,078,629
	Philip A. Taylor			478,104,174	13,908,791
	Robert C. Troccoli			478,368,464	13,644,501
	Christopher L. Wilson			478,433,867	13,579,098

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	261,575,830	26,621,916	13,166,011	190,648,808

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Small Cap Value Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	44,218,153	2,681,597	2,558,897	22,936,663
4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	45,543,359	1,431,872	2,124,458	23,295,621
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	45,114,308	1,900,890	2,083,183	23,296,929

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds (Invesco Sector Funds).

24                         Invesco Small Cap Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Small Cap Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School—Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Small Cap Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Small Cap Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Small Cap Value Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905 Invesco Distributors, Inc. VK-SCV-AR-1 06122017 0806

Annual Report to Shareholders	April 30, 2017

Invesco Technology Fund
Nasdaq:
A: ITYAX ∎ B: ITYBX ∎ C: ITHCX ∎ Y: ITYYX ∎ Investor: FTCHX ∎ R5: FTPIX ∎ R6: FTPSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve (the Fed) raised interest rates in December 2016 and again in March 2017. In its March statement, the Fed noted that the labor market has strengthened and economic activity has expanded at a moderate pace – and that it expects those trends to continue.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Technology Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Technology Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2017, Class A shares of Invesco Technology Fund (the Fund), at net asset value (NAV), outperformed the Fund’s broad market/style-specific benchmark, the NASDAQ Composite Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/16 to 4/30/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	28.83%
Class B Shares	27.86
Class C Shares	27.85
Class Y Shares	29.13
Investor Class Shares	28.89
Class R5 Shares	29.45
Class R6 Shares*	28.89
NASDAQ Composite Index▼ (Broad Market/Style-Specific Index)	28.18
Lipper Science & Technology Funds Index⬛ (Peer Group Index)	32.03

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc. *Class R6 shares incepted on April 4, 2017. See page 7 for more information.

Market conditions and your Fund

During the fiscal year ended April 30, 2017, the US economy continued its multiyear recovery, the result of a goldilocks economy featuring moderate economic growth, continued improvement in unemployment and muted inflation. Economic indicators improved modestly but steadily during the reporting period; the declining unemployment rate combined with signs of inflation on the horizon prompted the US Federal Reserve (the Fed) to raise interest rates in December 2016 and again in March 2017. Major US stock market indexes posted gains for the reporting period, with most hitting record highs following the US presidential election. Investors hoped that the new administration’s stated goals of reducing corporate tax rates, scaling back regulations and increasing infrastructure spending, if achieved, could lead to increased economic growth.

    While US and overseas stock markets were surprised by the UK’s unexpected decision in June 2016 to leave the European Union, they recovered relatively quickly. During the second half of 2016, small-cap stocks led the US market higher, outperforming large-cap stocks. However, large-cap stocks were able to regain their leadership in the first quarter of 2017. As the fiscal year came to a close, it became clear that enacting major legislative initiatives likely to affect the stock market, including tax reform and health care, were going to be more complicated and time-consuming than anticipated. The resulting uncertainty resulted in a slight increase in market volatility at the end of the fiscal year. For the reporting period as a whole, the information technology (IT) and financials sectors outperformed the broad market; more defensive sectors such as consumer staples and utilities underperformed the broad market.

    For the reporting period, the IT sector posted a strong positive return and led all sectors of the broad US stock market. The Fund’s Class A shares, at NAV, posted a double-digit positive return and outperformed the Fund’s broad market/style-specific benchmark, the NASDAQ Composite Index.

    For the reporting period, Fund holdings in the software and IT services industries were the strongest performers in traditional technology. Additionally, the Fund’s investments in the wireless telecommunication services industry added value versus the broad market/style-specific benchmark. However, some of these contributions were offset by holdings in the semiconductors and semiconductor equipment industry and the pharmaceuticals industry.

    At the individual security level, Sprint was the leading contributor to Fund performance relative to the broad market/style-specific index. Following the November presidential election, the telecommunication services sector rallied due to investor expectations of less regulation and the possibility of corporate tax cuts. Sprint outpaced the sector on renewed hope that a possible merger with T-Mobile (not a Fund holding) would be more likely to be approved. Japanese entertainment software developer and marketer Nintendo was a notable contributor to Fund performance for the reporting period. We added the company as a holding in the first quarter of 2016 just as it prepared to introduce its proprietary games on mobile gaming platforms. Nintendo shares rallied in the second quarter after the release of the company’s hit mobile game Pokémon Go. Broadcom, a designer, developer and provider of semiconductors for wireless and broadband equipment, also helped relative Fund performance. Company shares rose in the first quarter of 2017 after Apple

Portfolio Composition
By sector	% of total net assets

Information Technology	58.8%
Consumer Discretionary	16.9
Health Care	15.5
Telecommunication Services	3.1
Industrials	2.7
Financials	1.2
Consumer Staples	1.1
Money Market Funds Plus Other Assets Less Liabilities	0.7

Top 10 Equity Holdings*
% of total net assets

1.	Apple Inc.	8.2%
2.	Amazon.com, Inc.	7.9
3.	Alphabet Inc.-Class A	6.1
4.	Facebook, Inc.-Class A	4.9
5.	Microsoft Corp.	4.2
6.	Broadcom Ltd.	4.0
7.	DISH Network Corp.-Class A	3.8
8.	Alibaba Group Holding Ltd.-ADR	3.7
9.	Sony Corp.	3.6
10.	Visa Inc.-Class A	3.4

Total Net Assets	$745.4 million

Total Number of Holdings*	41

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of April 30, 2017.

4                         Invesco Technology Fund

and Samsung (not a Fund holding) reported strong revenue and earnings results. Those companies’ strong quarterly results helped fuel investor expectations for Broadcom, as the company provides a number of chips to both Apple and Samsung.

    The Fund’s performance relative to the broad market/style-specific index was dampened by some underperforming names, however. QUALCOMM, a semiconductor developer, was the leading detractor from relative Fund performance for the reporting period. The stock came under pressure in the first quarter of 2017 following an unexpected lawsuit from the company’s largest customer, Apple. We subsequently reduced our exposure to the company. Bristol-Myers Squibb, a biopharmaceutical developer, manufacturer and distributor, announced disappointing results from a clinical trial in the fourth quarter of 2016 for the company’s lung cancer drug, Opdivo. The failed clinical trial was a major setback for the company, in our view, and we sold our position before the close of the reporting period. Another biopharmaceutical company, Gilead Sciences, also detracted from Fund performance after its hepatitis C drug came under pressure in the second quarter of 2016 due to concerns about pricing and the durability of the treatment. We sold our position in the company.

    At the close of the reporting period, the Fund was biased toward growth technology, including biopharmaceuticals, and away from mature technology. It emphasized innovation, transformative technology and opportunities which we expect to take market share from mature companies, including the game-changing technologies of mobile, security, cloud and biopharmaceuticals. We remain optimistic about technology spending given strong corporate balance sheets and companies’ need to invest in more robust security solutions and for future growth. In our opinion, the increased pace of health care innovation is likely to continue to produce attractive long-term growth rates due to successful mapping of the human genome and recent productivity improvements, both of which have fostered faster and more effective targeting of promising therapeutics. We attempt to harness multiyear secular trends, which may benefit long-term investors regardless of near-term economic conditions.

    As we’ve discussed, stocks were volatile during the fiscal year, and we caution investors against making investment decisions based on short-term performance.

    We thank you for your commitment to Invesco Technology Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Voss Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco
Technology Fund. He joined Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.

Janet Luby Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Technology
Fund. She joined Invesco in 2011. Ms. Luby earned a BBA in finance from Texas A&M University. She is also a Certified Public Accountant.

Assisted by Invesco’s Large/Multi-Cap Growth Team

5                         Invesco Technology Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/07

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.
3	It is Invesco’s policy to chart the Fund’s oldest share class(es). Because Investor Class shares do not have a sales charge, we also show the oldest share class with a sales charge, Class C shares.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Technology Fund

Average Annual Total Returns As of 4/30/17, including maximum applicable sales charges
Class A Shares
Inception (3/28/02)	4.12%
10 Years	6.67
5 Years	8.42
1 Year	21.75

Class B Shares
Inception (3/28/02)	4.09%
10 Years	6.65
5 Years	8.55
1 Year	22.86

Class C Shares
Inception (2/14/00)	-3.29%
10 Years	6.48
5 Years	8.84
1 Year	26.85

Class Y Shares
10 Years	7.50%
5 Years	9.92
1 Year	29.13

Investor Class Shares
Inception (1/19/84)	9.88%
10 Years	7.34
5 Years	9.74
1 Year	28.89

Class R5 Shares
Inception (12/21/98)	4.30%
10 Years	7.94
5 Years	10.26
1 Year	29.45

Class R6 Shares
10 Years	7.28%
5 Years	9.66
1 Year	28.89
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset

Average Annual Total Returns
As of 3/31/17, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (3/28/02)	3.94%
10 Years	6.66
5 Years	7.13
1 Year	16.50

Class B Shares
Inception (3/28/02)	3.91%
10 Years	6.63
5 Years	7.26
1 Year	17.38

Class C Shares
Inception (2/14/00)	-3.47%
10 Years	6.47
5 Years	7.54
1 Year	21.39

Class Y Shares
10 Years	7.49%
5 Years	8.62
1 Year	23.60

Investor Class Shares
Inception (1/19/84)	9.81%
10 Years	7.32
5 Years	8.43
1 Year	23.39

Class R5 Shares
Inception (12/21/98)	4.15%
10 Years	7.93
5 Years	8.95
1 Year	23.91
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares was 1.39%, 2.14%, 2.14%, 1.14%, 1.30%, 0.87% and 0.82%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco Technology Fund

Invesco Technology Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of April 30, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. See the prospectus for more information.

Principal risks of investing

in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a

8                         Invesco Technology Fund

whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mid-capitalization companies risk. Mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Technology sector risk. The Fund will concentrate its investments in the securities of issuers engaged primarily in technology-related industries. Technology companies are subject to intense competition, rapid obsolescence of their products, issues with obtaining financing or regulatory approvals, product incompatibility, changing consumer preferences, high required corporate capital expenditure for research and development or infrastructure and development of new products, each of which make the prices of securities issued by these companies more volatile.

About indexes used in this report

∎	The NASDAQ Composite Index is a broad-based market index of the common stocks and similar securities listed on the Nasdaq stock market.
∎	The Lipper Science & Technology Funds Index is an unmanaged index considered representative of science and technology funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco Technology Fund

Schedule of Investments(a)

April 30, 2017

	Shares	Value
Common Stocks & Other Equity Interests–99.33%
Aerospace & Defense–2.72%
Raytheon Co.	130,887	$20,314,971

Application Software–2.52%
salesforce.com, inc.(b)	217,808	18,757,625

Biotechnology–8.95%
Alexion Pharmaceuticals, Inc.(b)	110,320	14,096,690
Amgen Inc.	67,427	11,012,178
Biogen Inc.(b)	13,178	3,574,005
BioMarin Pharmaceutical Inc.(b)	73,247	7,019,992
Celgene Corp.(b)	179,238	22,234,474
Incyte Corp.(b)	70,800	8,799,024
		66,736,363

Cable & Satellite–3.75%
DISH Network Corp.–Class A(b)	434,389	27,992,027

Consumer Electronics–3.64%
Sony Corp. (Japan)	804,100	27,114,706

Data Processing & Outsourced Services–6.56%
First Data Corp.–Class A(b)	622,453	9,722,716
Mastercard Inc.–Class A	120,115	13,971,777
Visa Inc.–Class A	276,051	25,181,372
		48,875,865

Health Care Equipment–0.35%
Stryker Corp.	19,092	2,603,576

Home Entertainment Software–11.30%
Activision Blizzard, Inc.	325,298	16,996,820
Electronic Arts Inc.(b)	154,297	14,630,441
Nintendo Co., Ltd. (Japan)(c)	96,600	24,349,539
Take-Two Interactive Software, Inc.(b)	242,580	15,246,153
UbiSoft Entertainment S.A. (France)(b)	274,936	13,027,719
		84,250,672

Internet & Direct Marketing Retail–9.50%
Amazon.com, Inc.(b)	63,781	58,996,787
Priceline Group Inc. (The)(b)	6,415	11,847,351
		70,844,138

Internet Software & Services–15.94%
Alibaba Group Holding Ltd.–ADR (China)(b)	237,589	27,441,529
Alphabet Inc.–Class A(b)	48,926	45,233,066
Alphabet Inc.–Class C(b)	10,294	9,325,952
Facebook, Inc.–Class A(b)	244,876	36,792,619
		118,793,166

Life Sciences Tools & Services–1.20%
Thermo Fisher Scientific, Inc.	54,037	8,933,937

	Shares	Value
Managed Health Care–1.43%
UnitedHealth Group Inc.	61,081	$10,681,845

Pharmaceuticals–3.52%
Allergan PLC	50,754	12,376,871
Eli Lilly and Co.	90,063	7,390,570
Merck & Co., Inc.	103,322	6,440,060
		26,207,501

Regional Banks–1.22%
SVB Financial Group(b)	51,518	9,064,077

Semiconductor Equipment–1.10%
Applied Materials, Inc.	201,155	8,168,905

Semiconductors–8.37%
Broadcom Ltd.	135,212	29,856,162
Integrated Device Technology, Inc.(b)	585,519	14,046,601
NVIDIA Corp.	97,641	10,183,956
QUALCOMM, Inc.	155,139	8,337,170
		62,423,889

Systems Software–4.89%
Microsoft Corp.	457,367	31,311,345
ServiceNow, Inc.(b)	54,232	5,123,839
		36,435,184

Technology Hardware, Storage & Peripherals–8.17%
Apple Inc.	423,737	60,869,820

Tobacco–1.09%
Philip Morris International Inc.	73,619	8,159,930

Wireless Telecommunication Services–3.11%
Sprint Corp.(b)	2,570,351	23,210,270
Total Common Stocks & Other Equity Interests (Cost $442,101,520)		740,438,467

Money Market Funds–0.99%
Government & Agency Portfolio–Institutional Class, 0.67%(d)	4,403,897	4,403,897
Treasury Portfolio–Institutional Class, 0.63%(d)	2,935,931	2,935,931
Total Money Market Funds (Cost $7,339,828)		7,339,828
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.32% (Cost $449,441,348)		747,778,295

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Technology Fund

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Fund–0.52%
Government & Agency Portfolio–Institutional Class, 0.67% (Cost $3,884,250)(d)(e)	3,884,250	$3,884,250
TOTAL INVESTMENTS–100.84% (Cost $453,325,598)		751,662,545
OTHER ASSETS LESS LIABILITIES–(0.84)%		(6,261,212)
NET ASSETS–100.00%		$745,401,333

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2017.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Technology Fund

Statement of Assets and Liabilities

April 30, 2017

Assets:
Investments, at value (Cost $442,101,520)*	$740,438,467
Investments in affiliated money market funds, at value and cost	11,224,078
Total investments, at value (Cost $453,325,598)	751,662,545
Foreign currencies, at value (Cost $19,084)	19,680
Receivable for:
Investments sold	6,034,008
Fund shares sold	502,254
Dividends	603,497
Investment for trustee deferred compensation and retirement plans	217,029
Other assets	47,960
Total assets	759,086,973

Liabilities:
Payable for:
Investments purchased	8,025,124
Fund shares reacquired	572,298
Collateral upon return of securities loaned	3,884,250
Accrued fees to affiliates	583,199
Accrued trustees’ and officers’ fees and benefits	3,756
Accrued other operating expenses	371,837
Trustee deferred compensation and retirement plans	245,176
Total liabilities	13,685,640
Net assets applicable to shares outstanding	$745,401,333

Net assets consist of:
Shares of beneficial interest	$433,163,293
Undistributed net investment income (loss)	(1,889,777)
Undistributed net realized gain	15,783,815
Net unrealized appreciation	298,344,002
$745,401,333

Net Assets:
Class A	$310,505,418
Class B	$3,335,233
Class C	$29,930,133
Class Y	$17,205,328
Investor Class	$384,282,558
Class R5	$132,374
Class R6	$10,289

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	7,804,958
Class B	97,349
Class C	911,329
Class Y	427,908
Investor Class	9,720,066
Class R5	2,869
Class R6	223
Class A:
Net asset value per share	$39.78
Maximum offering price per share
(Net asset value of $39.78 ÷ 94.50%)	$42.10
Class B:
Net asset value and offering price per share	$34.26
Class C:
Net asset value and offering price per share	$32.84
Class Y:
Net asset value and offering price per share	$40.21
Investor Class:
Net asset value and offering price per share	$39.53
Class R5:
Net asset value and offering price per share	$46.14
Class R6:
Net asset value and offering price per share	$46.14

*	At April 30, 2017, securities with an aggregate value of $3,776,820 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Technology Fund

Statement of Operations

For the year ended April 30, 2017

Investment income:
Dividends (net of foreign withholding taxes of $45,410)	$5,278,275
Dividends from affiliated money market funds (includes securities lending income of $1,801)	40,237
Other income	59,875
Total investment income	5,378,387

Expenses:
Advisory fees	4,807,955
Administrative services fees	183,113
Distribution fees:
Class A	718,848
Class B	47,854
Class C	282,142
Investor Class	632,777
Transfer agent fees — A, B, C, Y and Investor	2,477,969
Transfer agent fees — R5	194
Trustees’ and officers’ fees and benefits	32,362
Registration and filing fees	93,138
Reports to shareholders	397,101
Professional services fees	80,373
Other	25,324
Total expenses	9,779,150
Less: Fees waived and expense offset arrangement(s)	(46,103)
Net expenses	9,733,047
Net investment income (loss)	(4,354,660)

Realized and unrealized gain from:
Net realized gain from:
Investment securities	65,543,530
Foreign currencies	55,636
65,599,166
Change in net unrealized appreciation of:
Investment securities	112,800,651
Foreign currencies	17,560
112,818,211
Net realized and unrealized gain	178,417,377
Net increase in net assets resulting from operations	$174,062,717

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Technology Fund

Statement of Changes in Net Assets

For the years ended April 30, 2017 and 2016

	2017	2016
Operations:
Net investment income (loss)	$(4,354,660)	$(4,961,403)
Net realized gain (loss)	65,599,166	(4,591,346)
Change in net unrealized appreciation (depreciation)	112,818,211	(41,284,425)
Net increase (decrease) in net assets resulting from operations	174,062,717	(50,837,174)

Distributions to shareholders from net realized gains:
Class A	(18,169,506)	(21,588,723)
Class B	(321,417)	(565,799)
Class C	(2,092,883)	(2,439,662)
Class Y	(641,439)	(632,960)
Investor Class	(22,522,576)	(24,548,720)
Class R5	(6,905)	(26,205)
Total distributions from net realized gains	(43,754,726)	(49,802,069)

Share transactions–net:
Class A	(23,530,131)	12,277,080
Class B	(3,157,349)	(2,785,580)
Class C	(2,822,995)	2,094,880
Class Y	5,692,376	1,543,377
Investor Class	(13,545,304)	(4,667,465)
Class R5	(366,913)	(516,716)
Class R6	10,000	—
Net increase (decrease) in net assets resulting from share transactions	(37,720,316)	7,945,576
Net increase (decrease) in net assets	92,587,675	(92,693,667)

Net assets:
Beginning of year	652,813,658	745,507,325
End of year (includes undistributed net investment income (loss) of $(1,889,777) and $(1,494,841), respectively)	$745,401,333	$652,813,658

Notes to Financial Statements

April 30, 2017

NOTE 1—Significant Accounting Policies

Invesco Technology Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6. On April 4, 2017, the Fund began offering Class R6 shares. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a

14                         Invesco Technology Fund

particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets,

15                         Invesco Technology Fund

the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

16                         Invesco Technology Fund

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

For the year ended April 30, 2017, the effective advisory fees incurred by the Fund was 0.70%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed above) of Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2017, the Adviser waived advisory fees of $14,211.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

17                         Invesco Technology Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2017, IDI advised the Fund that IDI retained $36,926 in front-end sales commissions from the sale of Class A shares and $3,008, $142 and $3,022 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2017, the Fund incurred $2,564 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended April 30, 2017, there were transfers from Level 2 to Level 1 of $27,114,706, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Common Stocks and Other Equity Interests	$716,088,928	$24,349,539	$—	$740,438,467
Money Market Funds	11,224,078	—	—	11,224,078
Total Investments	$727,313,006	$24,349,539	$—	$751,662,545

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2017, the Fund engaged in securities purchases of $35,938.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $31,892.

18                         Invesco Technology Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2017 and 2016:

	2017	2016
Long-term capital gain	$43,754,726	$49,802,069

Tax Components of Net Assets at Period-End:

2017
Undistributed long-term gain	$18,412,274
Net unrealized appreciation — investments	295,708,489
Net unrealized appreciation — other investments	7,055
Temporary book/tax differences	(231,933)
Last-Year ordinary loss deferral	(1,657,845)
Shares of beneficial interest	433,163,293
Total net assets	$745,401,333

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of April 30, 2017.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2017 was $328,333,997 and $395,683,166, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$298,959,057
Aggregate unrealized (depreciation) of investment securities	(3,250,568)
Net unrealized appreciation of investment securities	$295,708,489

Cost of investments for tax purposes is $455,954,056.

19                         Invesco Technology Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on April 30, 2017, undistributed net investment income (loss) was increased by $3,959,724, undistributed net realized gain was decreased by $55,637 and shares of beneficial interest was decreased by $3,904,087. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended April 30,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	760,132	$27,857,063	1,926,254	$71,790,658
Class B	2,916	90,996	3,377	109,483
Class C	126,166	3,864,997	208,493	6,550,960
Class Y	269,690	10,186,631	98,908	3,634,390
Investor Class	382,943	14,005,053	389,157	14,076,824
Class R5	1,190	48,282	32,371	1,385,677
Class R6(b)	223	10,000	—	—

Issued as reinvestment of dividends:
Class A	500,939	17,437,672	555,305	20,218,651
Class B	10,589	318,291	17,341	554,904
Class C	69,302	1,997,280	72,954	2,244,796
Class Y	16,689	586,608	13,633	499,641
Investor Class	625,393	21,632,324	651,719	23,559,648
Class R5	152	6,144	611	25,396

Automatic conversion of Class B shares to Class A shares:
Class A	78,207	2,874,037	67,911	2,461,415
Class B	(90,077)	(2,874,037)	(76,874)	(2,461,415)

Reacquired:
Class A	(1,998,129)	(71,698,903)	(2,317,080)	(82,193,644)
Class B	(21,928)	(692,599)	(30,258)	(988,552)
Class C	(287,520)	(8,685,272)	(220,054)	(6,700,876)
Class Y	(136,910)	(5,080,863)	(71,023)	(2,590,654)
Investor Class	(1,365,830)	(49,182,681)	(1,167,108)	(42,303,937)
Class R5	(10,788)	(421,339)	(43,236)	(1,927,789)
Net increase (decrease) in share activity	(1,066,651)	$(37,720,316)	112,401	$7,945,576

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 14% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of April 4, 2017.

20                         Invesco Technology Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/17	$32.99	$(0.23)		$9.39		$9.16	$—	$(2.37)	$(2.37)	$39.78	28.80%		$310,505	1.43	%(d)	1.43	%(d)	(0.65	)%(d)	49%
Year ended 04/30/16	37.86	(0.26)		(2.09)		(2.35)	—	(2.52)	(2.52)	32.99	(6.83)		279,234	1.39		1.39		(0.70)		46
Year ended 04/30/15	37.61	(0.35)		5.88		5.53	—	(5.28)	(5.28)	37.86	15.27		311,682	1.40		1.40		(0.89)		67
Year ended 04/30/14	34.19	(0.30)		7.07		6.77	—	(3.35)	(3.35)	37.61	20.22		287,236	1.45		1.45		(0.80)		69
Year ended 04/30/13	37.33	(0.24	)(e)	(1.57	)(f)	(1.81)	(0.27)	(1.06)	(1.33)	34.19	(4.70	)(f)	253,013	1.52		1.52		(0.70	)(e)	41
Class B
Year ended 04/30/17	28.91	(0.44)		8.16		7.72	—	(2.37)	(2.37)	34.26	27.86		3,335	2.18	(d)	2.18	(d)	(1.40	)(d)	49
Year ended 04/30/16	33.73	(0.47)		(1.83)		(2.30)	—	(2.52)	(2.52)	28.91	(7.53)		5,663	2.14		2.14		(1.45)		46
Year ended 04/30/15	34.27	(0.58)		5.32		4.74	—	(5.28)	(5.28)	33.73	14.41		9,521	2.15		2.15		(1.64)		67
Year ended 04/30/14	31.64	(0.54)		6.52		5.98	—	(3.35)	(3.35)	34.27	19.32		12,567	2.20		2.20		(1.55)		69
Year ended 04/30/13	34.61	(0.46	)(e)	(1.45	)(f)	(1.91)	—	(1.06)	(1.06)	31.64	(5.39	)(f)	14,979	2.27		2.27		(1.45	)(e)	41
Class C
Year ended 04/30/17	27.80	(0.42)		7.83		7.41	—	(2.37)	(2.37)	32.84	27.85		29,930	2.18	(d)	2.18	(d)	(1.40	)(d)	49
Year ended 04/30/16	32.53	(0.45)		(1.76)		(2.21)	—	(2.52)	(2.52)	27.80	(7.53)		27,898	2.14		2.14		(1.45)		46
Year ended 04/30/15	33.22	(0.56)		5.15		4.59	—	(5.28)	(5.28)	32.53	14.40		30,645	2.15		2.15		(1.64)		67
Year ended 04/30/14	30.76	(0.53)		6.34		5.81	—	(3.35)	(3.35)	33.22	19.32		27,846	2.20		2.20		(1.55)		69
Year ended 04/30/13	33.68	(0.45	)(e)	(1.41	)(f)	(1.86)	—	(1.06)	(1.06)	30.76	(5.39	)(f)	24,716	2.27		2.27		(1.45	)(e)	41
Class Y
Year ended 04/30/17	33.24	(0.14)		9.48		9.34	—	(2.37)	(2.37)	40.21	29.13		17,205	1.18	(d)	1.18	(d)	(0.40	)(d)	49
Year ended 04/30/16	38.04	(0.17)		(2.11)		(2.28)	—	(2.52)	(2.52)	33.24	(6.61)		9,256	1.14		1.14		(0.45)		46
Year ended 04/30/15	37.67	(0.25)		5.90		5.65	—	(5.28)	(5.28)	38.04	15.58		9,013	1.15		1.15		(0.64)		67
Year ended 04/30/14	34.16	(0.21)		7.07		6.86	—	(3.35)	(3.35)	37.67	20.51		5,850	1.20		1.20		(0.55)		69
Year ended 04/30/13	37.31	(0.16	)(e)	(1.57	)(f)	(1.73)	(0.36)	(1.06)	(1.42)	34.16	(4.46	)(f)	3,716	1.27		1.27		(0.45	)(e)	41
Investor Class
Year ended 04/30/17	32.78	(0.21)		9.33		9.12	—	(2.37)	(2.37)	39.53	28.86	(g)	384,283	1.35	(d)(g)	1.35	(d)(g)	(0.57	)(d)(g)	49
Year ended 04/30/16	37.60	(0.22)		(2.08)		(2.30)	—	(2.52)	(2.52)	32.78	(6.73	)(g)	330,298	1.30	(g)	1.30	(g)	(0.61	)(g)	46
Year ended 04/30/15	37.34	(0.31)		5.85		5.54	—	(5.28)	(5.28)	37.60	15.41	(g)	383,681	1.30	(g)	1.30	(g)	(0.79	)(g)	67
Year ended 04/30/14	33.94	(0.27)		7.02		6.75	—	(3.35)	(3.35)	37.34	20.31	(g)	366,054	1.36	(g)	1.36	(g)	(0.71	)(g)	69
Year ended 04/30/13	37.06	(0.22	)(e)	(1.56	)(f)	(1.78)	(0.28)	(1.06)	(1.34)	33.94	(4.64	)(f)(g)	342,287	1.48	(g)	1.48	(g)	(0.66	)(e)(g)	41
Class R5
Year ended 04/30/17	37.74	(0.05)		10.82		10.77	—	(2.37)	(2.37)	46.14	29.45		132	0.92	(d)	0.92	(d)	(0.14	)(d)	49
Year ended 04/30/16	42.75	(0.08)		(2.41)		(2.49)	—	(2.52)	(2.52)	37.74	(6.36)		465	0.87		0.87		(0.18)		46
Year ended 04/30/15	41.63	(0.16)		6.56		6.40	—	(5.28)	(5.28)	42.75	15.91		965	0.87		0.87		(0.36)		67
Year ended 04/30/14	37.33	(0.10)		7.75		7.65	—	(3.35)	(3.35)	41.63	20.89		1,457	0.89		0.89		(0.24)		69
Year ended 04/30/13	40.64	(0.03	)(e)	(1.70	)(f)	(1.73)	(0.52)	(1.06)	(1.58)	37.33	(4.08	)(f)	1,194	0.89		0.89		(0.07	)(e)	41
Class R6
Year ended 04/30/17(h)	44.75	(0.00)		1.39		1.39	—	—	—	46.14	3.10		10	0.89	(d)(i)	0.89	(d)(i)	(0.11	)(d)(i)	49

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $287,539, $4,785, $28,214, $11,145, $353,962, $193 and $10 for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.34) and (1.00)%, $(0.56) and (1.75)%, $(0.54) and (1.75)%, $(0.26) and (0.75)%, $(0.33) and (0.96)% and $(0.14) and (0.37)% for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares, respectively.
(f)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received net gains (losses) on securities (both realized and unrealized) per share for the year ended April 30, 2013 would have been $(1.74), $(1.62), $(1.58), $(1.74), $(1.73) and $(1.87) for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares, respectively, and total returns would have been lower.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.17%, 0.16%, 0.15%, 0.16% and 0.20% for the years ended April 30, 2017, April 30, 2016, April 30, 2015, April 30, 2014 and April 30, 2013, respectively.
(h)	Commencement date of April 4, 2017.
(i)	Annualized.

21                         Invesco Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of the Invesco Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Technology Fund (one of the portfolios constituting the AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

June 23, 2017

22                         Invesco Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2016 through April 30, 2017. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business April 4, 2017 and held through April 30, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business April 4, 2017 through April 30, 2017 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class R6 shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,155.60	$7.70	$1,017.65	$7.20	1.44%
B	1,000.00	1,151.20	11.68	1,013.93	10.94	2.19
C	1,000.00	1,151.40	11.68	1,013.93	10.94	2.19
Y	1,000.00	1,157.00	6.36	1,018.89	5.96	1.19
Investor	1,000.00	1,156.00	7.32	1,018.00	6.85	1.37
R5	1,000.00	1,158.00	5.08	1,020.08	4.76	0.95
R6	1,000.00	1,031.30	0.67	1,020.38	4.46	0.89

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2016 through April 30, 2017 (as of close of business April 4, 2017 through April 30, 2017 for the Class R6 shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. For the Class R6 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 27 (as of close of business April 4, 2017 through April 30, 2017)/365. Because the Class R6 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class R6 shares of the Fund and other funds because such data is based on a full six month period.

23                         Invesco Technology Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$43,754,727
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Technology Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco Technology Fund, an investment portfolio of AIM Sector Funds (Invesco Sector Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purpose:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			478,210,140	13,802,825
	James T. Bunch			477,776,614	14,236,351
	Bruce L. Crockett			477,904,863	14,108,102
	Jack M. Fields			478,154,120	13,858,845
	Martin L. Flanagan			478,366,284	13,646,681
	Cynthia Hostetler			478,149,043	13,863,922
	Dr. Eli Jones			478,281,396	13,731,569
	Dr. Prema Mathai-Davis			477,927,603	14,085,362
	Teresa M. Ressel			478,116,999	13,895,966
	Dr. Larry Soll			477,671,696	14,341,269
	Ann Barnett Stern			478,390,538	13,622,427
	Raymond Stickel, Jr.			477,934,336	14,078,629
	Philip A. Taylor			478,104,174	13,908,791
	Robert C. Troccoli			478,368,464	13,644,501
	Christopher L. Wilson			478,433,867	13,579,098

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	261,575,830	26,621,916	13,166,011	190,648,808

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Technology Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	4,465,993	740,085	406,828	3,394,665
4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	4,720,609	464,305	428,002	3,394,655
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	4,617,173	561,978	433,752	3,394,668

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds (Invesco Sector Funds).

25                         Invesco Technology Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School—Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Technology Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905                      Invesco Distributors, Inc.                                                                                      I-TEC-AR-1            06132017      1519

Annual Report to Shareholders	April 30, 2017

Invesco Technology Sector Fund
Nasdaq:
A: IFOAX ∎ B: IFOBX ∎ C: IFOCX ∎ Y: IFODX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve (the Fed) raised interest rates in December 2016 and again in March 2017. In its March statement, the Fed noted that the labor market has strengthened and economic activity has expanded at a moderate pace – and that it expects those trends to continue.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Technology Sector Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser   can use to strive to meet your financial needs as your investment goals change over   time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in   light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Technology Sector Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2017, Class A shares of Invesco Technology Sector Fund (the Fund), at net asset value (NAV), outperformed the Fund’s broad market/style-specific benchmark, the NASDAQ Composite Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/16 to 4/30/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	28.52%
Class B Shares	27.58
Class C Shares	27.66
Class Y Shares	28.82
NASDAQ Composite Index▼ (Broad Market/Style-Specific Index)	28.18
Lipper Science & Technology Funds Index⬛ (Peer Group Index)	32.03

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

During the fiscal year ended April 30, 2017, the US economy continued its multiyear recovery, the result of a goldilocks economy featuring moderate economic growth, continued improvement in unemployment and muted inflation. Economic indicators improved modestly but steadily during the reporting period; the declining unemployment rate combined with signs of inflation on the horizon prompted the US Federal Reserve (the Fed) to raise interest rates in December 2016 and again in March 2017. Major US stock market indexes posted gains for the reporting period, with most hitting record highs following the US presidential election. Investors hoped that the new administration’s stated goals of reducing corporate tax rates, scaling back regulations and increasing infrastructure spending, if achieved, could lead to increased economic growth.

    While US and overseas stock markets were surprised by the UK’s unexpected decision in June 2016 to leave the European Union, they recovered relatively quickly. During the second half of 2016,

small-cap stocks led the US market higher, outperforming large-cap stocks. However, large-cap stocks were able to regain their leadership in the first quarter of 2017. As the fiscal year came to a close, it became clear that enacting major legislative initiatives likely to affect the stock market, including tax reform and health care, were going to be more complicated and time-consuming than anticipated. The resulting uncertainty resulted in a slight increase in market volatility at the end of the fiscal year. For the reporting period as a whole, the information technology (IT) and financials sectors outperformed the broad market; more defensive sectors such as consumer staples and utilities underperformed the broad market.

    For the reporting period, the IT sector posted a strong positive return and led all sectors of the broad US stock market. The Fund’s Class A shares, at NAV, posted a double-digit positive return and outperformed the Fund’s broad market/style-specific benchmark, the NASDAQ Composite Index.

    For the reporting period, Fund holdings in the software and IT services industries were the strongest performers in traditional technology. Additionally, the Fund’s investments in the wireless telecommunication services industry added value versus the broad market/style-specific benchmark. However, some of these contributions were offset by holdings in the semiconductors and semiconductor equipment industry and the pharmaceuticals industry.

    At the individual security level, Sprint was the leading contributor to Fund performance relative to the broad market/ style-specific index. Following the November presidential election, the telecommunication services sector rallied due to investor expectations of less regulation and the possibility of corporate tax cuts. Sprint outpaced the sector on renewed hope that a possible merger with T-Mobile (not a Fund holding) would be more likely to be approved. Japanese entertainment software developer and marketer Nintendo was a notable contributor to Fund performance for the reporting period. We added the company as a holding in the first quarter of 2016 just as it prepared to introduce its proprietary games on mobile gaming platforms. Nintendo shares rallied in the second quarter after the release of the company’s hit mobile game Pokémon Go. Broadcom, a designer, developer and provider of semiconductors for wireless and broadband equipment, also helped relative Fund performance. Company shares rose in the first quarter of 2017 after Apple and Samsung (not a Fund holding) reported strong revenue and earnings results. Those companies’ strong quarterly results helped fuel investor expectations for Broadcom, as the company provides a number of chips to both Apple and Samsung.

    The Fund’s performance relative to the broad market/style-specific index was dampened by some underperforming names, however. QUALCOMM, a semi-

Portfolio Composition
By sector	% of total net assets

Information Technology	59.1%
Consumer Discretionary	17.0
Health Care	15.5
Telecommunication Services	3.1
Industrials	2.7
Financials	1.2
Consumer Staples	1.1
Money Market Funds Plus Other Assets Less Liabilities	0.3

Top 10 Equity Holdings*
% of total net assets

1.	Apple Inc.	8.2%
2.	Amazon.com, Inc.	7.9
3.	Alphabet Inc.-Class A	6.1
4.	Facebook, Inc.-Class A	5.0
5.	Microsoft Corp.	4.2
6.	Broadcom Ltd.	4.0
7.	DISH Network Corp.-Class A	3.8
8.	Alibaba Group Holding Ltd.- ADR	3.7
9.	Sony Corp.	3.7
10.	Visa Inc.-Class A	3.4

Total Net Assets	$88.3 million

Total Number of Holdings*	41

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of April 30, 2017.

4                Invesco Technology Sector Fund

conductor developer, was the leading detractor from relative Fund performance for the reporting period. The stock came under pressure in the first quarter of 2017 following an unexpected lawsuit from the company’s largest customer, Apple. We subsequently reduced our exposure to the company. Bristol-Myers Squibb, a biopharmaceutical developer, manufacturer and distributor, announced disappointing results from a clinical trial in the fourth quarter of 2016 for the company’s lung cancer drug, Opdivo. The failed clinical trial was a major setback for the company, in our view, and we sold our position before the close of the reporting period. Another biopharmaceutical company, Gilead Sciences, also detracted from Fund performance after its hepatitis C drug came under pressure in the second quarter of 2016 due to concerns about pricing and the durability of the treatment. We sold our position in the company.

    At the close of the reporting period, the Fund was biased toward growth technology, including biopharmaceuticals, and away from mature technology. It emphasized innovation, transformative technology and opportunities which we expect to take market share from mature companies, including the game-changing technologies of mobile, security, cloud and biopharmaceuticals. We remain optimistic about technology spending given strong corporate balance sheets and companies’ need to invest in more robust security solutions and for future growth. In our opinion, the increased pace of health care innovation is likely to continue to produce attractive long-term growth rates due to successful mapping of the human genome and recent productivity improvements, both of which have fostered faster and more effective targeting of promising therapeutics. We attempt to harness multiyear secular trends, which may benefit long-term investors regardless of near-term economic conditions.

    As we’ve discussed, stocks were volatile during the fiscal year, and we caution investors against making investment decisions based on short-term performance.

    We thank you for your commitment to Invesco Technology Sector Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Voss Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco
Technology Sector Fund. He joined Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.
Janet Luby Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Technology
Sector Fund. She joined Invesco in 2011. Ms. Luby earned a BBA in finance from Texas A&M University. She is also a Certified Public Accountant.

Assisted by Invesco’s Large/Multi-Cap Growth Team

5                      Invesco Technology Sector Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/07

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Technology Sector Fund

Average Annual Total Returns As of 4/30/17, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	4.90%
10 Years	5.65
5 Years	8.49
1 Year	21.42

Class B Shares
Inception (11/28/95)	5.22%
10 Years	5.62
5 Years	8.61
1 Year	22.58

Class C Shares
Inception (7/28/97)	4.42%
10 Years	5.47
5 Years	8.91
1 Year	26.66

Class Y Shares
Inception (7/28/97)	5.45%
10 Years	6.52
5 Years	9.99
1 Year	28.82

Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley Technology Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Technology Sector Fund. Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Technology Sector Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns As of 3/31/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	4.77%
10 Years	5.83
5 Years	7.22
1 Year	16.26

Class B Shares
Inception (11/28/95)	5.10%
10 Years	5.79
5 Years	7.32
1 Year	17.08

Class C Shares
Inception (7/28/97)	4.29%
10 Years	5.65
5 Years	7.63
1 Year	21.15

Class Y Shares
Inception (7/28/97)	5.32%
10 Years	6.70
5 Years	8.70
1 Year	23.32

Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.58%, 2.33%, 2.33% and 1.33%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                Invesco Technology Sector Fund

Invesco Technology Sector Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of April 30, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

8                 Invesco Technology Sector Fund

∎	Mid-capitalization companies risk. Mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Technology sector risk. The Fund will concentrate its investments in the securities of issuers engaged primarily in the communications and information industry. Technology companies are subject to intense competition, rapid obsolescence of their products, issues with obtaining financing or regulatory approvals, product incompatibility, changing consumer preferences, high required corporate capital expenditure for research and development or infrastructure and development of new products, each of which make the prices of securities issued by these companies more volatile.

About indexes used in this report

∎	The NASDAQ Composite Index is a broad-based market index of the common stocks and similar securities listed on the Nasdaq stock market.
∎	The Lipper Science & Technology Funds Index is an unmanaged index considered representative of science and technology funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                Invesco Technology Sector Fund

Schedule of Investments(a)

April 30, 2017

	Shares	Value
Common Stocks & Other Equity Interests–99.66%
Aerospace & Defense–2.73%
Raytheon Co.	15,516	$2,408,238

Application Software–2.52%
salesforce.com, inc.(b)	25,841	2,225,427

Biotechnology–8.99%
Alexion Pharmaceuticals, Inc.(b)	13,108	1,674,940
Amgen Inc.	8,011	1,308,357
Biogen Inc.(b)	1,562	423,630
BioMarin Pharmaceutical Inc.(b)	8,749	838,504
Celgene Corp.(b)	21,338	2,646,979
Incyte Corp.(b)	8,412	1,045,443
		7,937,853

Cable & Satellite–3.76%
DISH Network Corp.–Class A(b)	51,587	3,324,266

Consumer Electronics–3.65%
Sony Corp. (Japan)	95,600	3,223,686

Data Processing & Outsourced Services–6.61%
First Data Corp.–Class A(b)	74,283	1,160,301
Mastercard Inc.–Class A	14,285	1,661,631
Visa Inc.–Class A	33,049	3,014,730
		5,836,662

Health Care Equipment–0.35%
Stryker Corp.	2,270	309,560

Home Entertainment Software–11.35%
Activision Blizzard, Inc.	38,900	2,032,525
Electronic Arts Inc.(b)	18,279	1,733,215
Nintendo Co., Ltd. (Japan)	11,500	2,898,755
Take-Two Interactive Software, Inc.(b)	28,808	1,810,583
UbiSoft Entertainment S.A. (France)(b)	32,728	1,550,801
		10,025,879

Internet & Direct Marketing Retail–9.53%
Amazon.com, Inc.(b)	7,575	7,006,799
Priceline Group Inc. (The)(b)	765	1,412,818
		8,419,617

Internet Software & Services–15.97%
Alibaba Group Holding Ltd.–ADR (China)(b)	28,239	3,261,605
Alphabet Inc.–Class A(b)	5,800	5,362,216
Alphabet Inc.–Class C(b)	1,223	1,107,989
Facebook, Inc.–Class A(b)	29,114	4,374,378
		14,106,188

Life Sciences Tools & Services–1.21%
Thermo Fisher Scientific, Inc.	6,457	1,067,536

	Shares	Value
Managed Health Care–1.44%
UnitedHealth Group Inc.	7,263	$1,270,153

Pharmaceuticals–3.54%
Allergan PLC	6,055	1,476,572
Eli Lilly and Co.	10,758	882,802
Merck & Co., Inc.	12,287	765,849
		3,125,223

Regional Banks–1.22%
SVB Financial Group(b)	6,132	1,078,864

Semiconductor Equipment–1.10%
Applied Materials, Inc.	23,833	967,858

Semiconductors–8.41%
Broadcom Ltd.	16,057	3,545,546
Integrated Device Technology, Inc.(b)	69,852	1,675,749
NVIDIA Corp.	11,617	1,211,653
QUALCOMM, Inc.	18,467	992,417
		7,425,365

Systems Software–4.90%
Microsoft Corp.	54,377	3,722,650
ServiceNow, Inc.(b)	6,436	608,073
		4,330,723

Technology Hardware, Storage & Peripherals–8.18%
Apple Inc.	50,328	7,229,617

Tobacco–1.09%
Philip Morris International Inc.	8,671	961,094

Wireless Telecommunication Services–3.11%
Sprint Corp.(b)	304,045	2,745,526
Total Common Stocks & Other Equity Interests (Cost $63,647,109)		88,019,335

Money Market Funds–0.91%
Government & Agency Portfolio–Institutional Class, 0.67%(c)	482,523	482,523
Treasury Portfolio–Institutional Class, 0.63%(c)	321,682	321,682
Total Money Market Funds (Cost $804,205)		804,205
TOTAL INVESTMENTS–100.57% (Cost $64,451,314)		88,823,540
OTHER ASSETS LESS LIABILITIES–(0.57)%		(502,482)
NET ASSETS–100.00%		$88,321,058

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Technology Sector Fund

Statement of Assets and Liabilities

April 30, 2017

Assets:
Investments, at value (Cost $63,647,109)	$88,019,335
Investments in affiliated money market funds, at value and cost	804,205
Total investments, at value (Cost $64,451,314)	88,823,540
Foreign currencies, at value (Cost $560)	546
Receivable for:
Investments sold	730,919
Fund shares sold	17,412
Dividends	71,926
Investment for trustee deferred compensation and retirement plans	31,043
Other assets	19,669
Total assets	89,695,055

Liabilities:
Payable for:
Investments purchased	979,796
Fund shares reacquired	126,543
Accrued fees to affiliates	122,979
Accrued trustees’ and officers’ fees and benefits	2,297
Accrued other operating expenses	108,906
Trustee deferred compensation and retirement plans	33,476
Total liabilities	1,373,997
Net assets applicable to shares outstanding	$88,321,058

Net assets consist of:
Shares of beneficial interest	$64,053,270
Undistributed net investment income (loss)	(320,425)
Undistributed net realized gain	215,115
Net unrealized appreciation	24,373,098
$88,321,058

Net Assets:
Class A	$78,058,415
Class B	$336,509
Class C	$7,634,832
Class Y	$2,291,302

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	3,995,851
Class B	20,237
Class C	458,930
Class Y	111,581
Class A:
Net asset value per share	$19.53
Maximum offering price per share
(Net asset value of $19.53 ÷ 94.50%)	$20.67
Class B:
Net asset value and offering price per share	$16.63
Class C:
Net asset value and offering price per share	$16.64
Class Y:
Net asset value and offering price per share	$20.53

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Technology Sector Fund

Statement of Operations

For the year ended April 30, 2017

Investment income:
Dividends (net of foreign withholding taxes of $5,451)	$632,432
Dividends from affiliated money market funds (includes securities lending income of $120)	4,467
Total investment income	636,899

Expenses:
Advisory fees	556,247
Administrative services fees	50,000
Custodian fees	8,827
Distribution fees:
Class A	184,351
Class B	4,835
Class C	69,755
Transfer agent fees	345,692
Trustees’ and officers’ fees and benefits	19,283
Registration and filing fees	51,857
Reports to shareholders	88,827
Professional services fees	50,644
Other	7,610
Total expenses	1,437,928
Less: Fees waived and expense offset arrangement(s)	(2,287)
Net expenses	1,435,641
Net investment income (loss)	(798,742)

Realized and unrealized gain from:
Net realized gain from:
Investment securities	4,043,850
Foreign currencies	6,459
4,050,309
Change in net unrealized appreciation of:
Investment securities	17,587,088
Foreign currencies	1,876
17,588,964
Net realized and unrealized gain	21,639,273
Net increase in net assets resulting from operations	$20,840,531

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Technology Sector Fund

Statement of Changes in Net Assets

For the years ended April 30, 2017 and 2016

	2017	2016
Operations:
Net investment income (loss)	$(798,742)	$(849,700)
Net realized gain	4,050,309	6,302,009
Change in net unrealized appreciation (depreciation)	17,588,964	(11,368,674)
Net increase (decrease) in net assets resulting from operations	20,840,531	(5,916,365)

Distributions to shareholders from net realized gains:
Class A	(1,787,949)	—
Class B	(12,037)	—
Class C	(203,576)	—
Class Y	(37,959)	—
Total distributions from net realized gains	(2,041,521)	—

Share transactions–net:
Class A	(8,954,867)	(10,956,691)
Class B	(411,733)	(581,865)
Class C	(674,151)	(774,023)
Class Y	605,411	452,285
Net increase (depreciation) in net assets resulting from share transactions	(9,435,340)	(11,860,294)
Net increase (depreciation) in net assets	9,363,670	(17,776,659)

Net assets:
Beginning of year	78,957,388	96,734,047
End of year (includes undistributed net investment income (loss) of $(320,425) and $(274,063), respectively)	$88,321,058	$78,957,388

Notes to Financial Statements

April 30, 2017

NOTE 1—Significant Accounting Policies

Invesco Technology Sector Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net

13                         Invesco Technology Sector Fund

asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

14                         Invesco Technology Sector Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

15                         Invesco Technology Sector Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.67%
Next $2.5 billion	0.645%
Over $3 billion	0.62%

For the year ended April 30, 2017, the effective advisory fees incurred by the Fund was 0.67%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 2.00%, 2.75%, 2.75%, and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2017, the Adviser waived advisory fees of $1,633.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2017, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended April 30, 2017, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2017, IDI advised the Fund that IDI retained $13,138 in front-end sales commissions from the sale of Class A shares and $30 and $31 from Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

16                         Invesco Technology Sector Fund

For the year ended April 30, 2017, the Fund incurred $311 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended April 30, 2017, there were transfers from level 2 to level 1 of $3,223,686 due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$85,120,580	$2,898,755	$—	$88,019,335
Money Market Funds	804,205	—	—	804,205
Total Investments	$85,924,785	$2,898,755	$—	$88,823,540

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2017, the Fund engaged in securities purchases of $4,415.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $654.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco Technology Sector Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2017 and 2016:

	2017	2016
Long-Term Capital Gain	$2,041,521	$—

Tax Components of Net Assets at Period-End:

2017
Undistributed long-term gain	$574,620
Net unrealized appreciation — investments	24,012,721
Net unrealized appreciation — other investments	872
Temporary book/tax differences	(31,903)
Late-Year Ordinary Loss Deferral	(288,522)
Shares of beneficial interest	64,053,270
Total net assets	$88,321,058

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of April 30, 2017.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2017 was $39,898,791 and $49,794,857, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$24,457,506
Aggregate unrealized (depreciation) of investment securities	(444,785)
Net unrealized appreciation of investment securities	$24,012,721

Cost of investments for tax purposes is $64,810,819.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on April 30, 2017, undistributed net investment income (loss) was increased by $752,380, undistributed net realized gain was decreased by $6,458 and shares of beneficial interest was decreased by $745,922. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Technology Sector Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended April 30,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	50,408	$874,994	110,280	$1,836,154
Class B	14	210	—	—
Class C	2,849	42,470	16,864	234,225
Class Y	61,875	1,143,028	46,583	775,751

Issued as reinvestment of dividends:
Class A	94,434	1,615,765	—	—
Class B	751	10,971	—	—
Class C	12,510	182,767	—	—
Class Y	1,653	29,691	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	18,705	326,584	25,960	427,834
Class B	(21,834)	(326,584)	(30,033)	(427,834)

Reacquired:
Class A	(676,853)	(11,772,210)	(794,117)	(13,220,679)
Class B	(6,679)	(96,330)	(10,672)	(154,031)
Class C	(60,006)	(899,388)	(70,174)	(1,008,248)
Class Y	(31,556)	(567,308)	(18,943)	(323,466)
Net increase (decrease) in share activity	(553,729)	$(9,435,340)	(724,252)	$(11,860,294)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 71% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco Technology Sector Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/17	$15.58	$(0.16)		$4.54		$4.38	$(0.43)	$19.53	28.52%		$78,058	1.67	%(d)	1.67	%(d)	(0.90	)%(d)	49%
Year ended 04/30/16	16.73	(0.15)		(1.00)		(1.15)	—	15.58	(6.87)		70,256	1.58		1.58		(0.89)		44
Year ended 04/30/15	14.49	(0.17)		2.41		2.24	—	16.73	15.46		86,451	1.58		1.58		(1.07)		66
Year ended 04/30/14	12.01	(0.14)		2.62		2.48	—	14.49	20.65		83,926	1.68		1.68		(1.02)		69
Year ended 04/30/13	12.59	(0.12	)(e)	(0.46	)(f)	(0.58)	—	12.01	(4.61	)(f)	80,866	1.82		1.83		(1.00	)(e)	43
Class B
Year ended 04/30/17	13.42	(0.24)		3.88		3.64	(0.43)	16.63	27.58		337	2.42	(d)	2.42	(d)	(1.65	)(d)	49
Year ended 04/30/16	14.52	(0.24)		(0.86)		(1.10)	—	13.42	(7.58)		644	2.33		2.33		(1.64)		44
Year ended 04/30/15	12.66	(0.25)		2.11		1.86	—	14.52	14.69		1,287	2.33		2.33		(1.82)		66
Year ended 04/30/14	10.58	(0.21)		2.29		2.08	—	12.66	19.66		1,692	2.43		2.43		(1.77)		69
Year ended 04/30/13	11.18	(0.18	)(e)	(0.42	)(f)	(0.60)	—	10.58	(5.37	)(f)	2,408	2.57		2.58		(1.75	)(e)	43
Class C
Year ended 04/30/17	13.42	(0.24)		3.89		3.65	(0.43)	16.64	27.66	(g)	7,635	2.39	(d)(g)	2.39	(d)(g)	(1.62	)(d)(g)	49
Year ended 04/30/16	14.52	(0.24)		(0.86)		(1.10)	—	13.42	(7.58)		6,759	2.33		2.33		(1.64)		44
Year ended 04/30/15	12.67	(0.25)		2.10		1.85	—	14.52	14.60	(g)	8,087	2.32	(g)	2.32	(g)	(1.81	)(g)	66
Year ended 04/30/14	10.58	(0.21)		2.30		2.09	—	12.67	19.75	(g)	7,976	2.41	(g)	2.41	(g)	(1.75	)(g)	69
Year ended 04/30/13	11.18	(0.18	)(e)	(0.42	)(f)	(0.60)	—	10.58	(5.37	)(f)	7,841	2.57		2.58		(1.75	)(e)	43
Class Y
Year ended 04/30/17	16.32	(0.12)		4.76		4.64	(0.43)	20.53	28.82		2,291	1.42	(d)	1.42	(d)	(0.65	)(d)	49
Year ended 04/30/16	17.49	(0.11)		(1.06)		(1.17)	—	16.32	(6.69)		1,299	1.33		1.33		(0.64)		44
Year ended 04/30/15	15.10	(0.14)		2.53		2.39	—	17.49	15.83		909	1.33		1.33		(0.82)		66
Year ended 04/30/14	12.49	(0.11)		2.72		2.61	—	15.10	20.90		647	1.43		1.43		(0.77)		69
Year ended 04/30/13	13.06	(0.09	)(e)	(0.48	)(f)	(0.57)	—	12.49	(4.36	)(f)	630	1.57		1.58		(0.75	)(e)	43

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $73,740, $484, $7,161 and $1,637 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets, for the year ended April 30, 2013 includes significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.15) and (1.30)%, $(0.21) and (2.05)%, $(0.21) and (2.05)% and $(0.13) and (1.05)% for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains on securities (both realized and unrealized) per share for the year ended April 30, 2013 would have been $(0.55), $(0.51), $(0.51) and $(0.57) for Class A, Class B, Class C and Class Y shares, respectively and total returns would have been lower.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets, for Class C Shares, reflect actual 12b-1 fees of 0.97%, 0.99% and 0.98% for the years ended April 30, 2017, 2015 and 2014, respectively.

20                         Invesco Technology Sector Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of the Invesco Technology Sector Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Technology Sector Fund (one of the portfolios constituting the AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

June 23, 2017

21                         Invesco Technology Sector Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2016 through April 30, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,154.00	$9.13	$1,016.31	$8.55	1.71%
B	1,000.00	1,149.90	13.11	1,012.60	12.28	2.46
C	1,000.00	1,150.50	13.01	1,012.69	12.18	2.44
Y	1,000.00	1,155.80	7.80	1,017.55	7.30	1.46

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2016 through April 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

22                         Invesco Technology Sector Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$2,041,521
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco Technology Sector Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco Technology Sector Fund, an investment portfolio of AIM Sector Funds (Invesco Sector Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purpose:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			478,210,140	13,802,825
	James T. Bunch			477,776,614	14,236,351
	Bruce L. Crockett			477,904,863	14,108,102
	Jack M. Fields			478,154,120	13,858,845
	Martin L. Flanagan			478,366,284	13,646,681
	Cynthia Hostetler			478,149,043	13,863,922
	Dr. Eli Jones			478,281,396	13,731,569
	Dr. Prema Mathai-Davis			477,927,603	14,085,362
	Teresa M. Ressel			478,116,999	13,895,966
	Dr. Larry Soll			477,671,696	14,341,269
	Ann Barnett Stern			478,390,538	13,622,427
	Raymond Stickel, Jr.			477,934,336	14,078,629
	Philip A. Taylor			478,104,174	13,908,791
	Robert C. Troccoli			478,368,464	13,644,501
	Christopher L. Wilson			478,433,867	13,579,098

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	261,575,830	26,621,916	13,166,011	190,648,808

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Technology Sector Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	938,296	126,805	72,932	634,073
4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	989,435	77,688	70,914	634,069
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	965,772	96,982	75,282	634,070

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds (Invesco Sector Funds).

24                         Invesco Technology Sector Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Technology Sector Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School—Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Technology Sector Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Technology Sector Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Technology Sector Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905                     Invesco Distributors, Inc.                                                           MS-TECH-AR-1             06132017      1541

Annual Report to Shareholders	April 30, 2017

Invesco Value Opportunities Fund
Nasdaq:
A: VVOAX ∎ B: VVOBX ∎ C: VVOCX ∎ R: VVORX ∎ Y: VVOIX ∎ R5: VVONX ∎ R6: VVOSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with stock market volatility in the US and abroad, largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve (the Fed) raised interest rates in December 2016 and again in March 2017. In its March statement, the Fed noted that the labor market has strengthened and economic activity has expanded at a moderate pace – and that it expects those trends to continue.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                          Invesco Value Opportunities Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Value Opportunities Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2017, Class A shares of Invesco Value Opportunities Fund (the Fund), at net asset value (NAV), outperformed the S&P 1500 Value Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/16 to 4/30/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	17.81%
Class B Shares	17.85
Class C Shares	17.00
Class R Shares	17.53
Class Y Shares	18.17
Class R5 Shares	18.30
Class R6 Shares*	17.81
S&P 500 Index▼ (Broad Market Index)	17.92
S&P 1500 Value Index▼ (Style-Specific Index)	16.62
Lipper Multi-Cap Value Funds Index⬛ (Peer Group Index)	16.46

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc. *Class R6 shares incepted on April 4, 2017. See page 7 for more information.

Market conditions and your Fund

During the fiscal year ended April 30, 2017, the US economy continued to expand and strengthen, with unemployment declining and inflation ticking upward. Signs of an improving economy prompted the US Federal Reserve to raise interest rates in December 2016 and again in March 2017. Major US stock market indexes posted gains for the reporting period, with most hitting record highs following the US presidential election. Investors seemed to believe that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth.

While US and overseas stock markets were jolted by the UK’s decision in June 2016 to leave the European Union, markets recovered relatively quickly. During the second half of 2016, small-cap stocks led the US market while large-cap stocks lagged – but that reversed in the first quarter of 2017. Near the close of the fiscal year, headlines out of Washington, DC, suggested that enacting significant regulatory and tax reform might be more difficult than previously anticipated, which had a slightly negative impact on investor sentiment. For the reporting period as a whole, information technology and financials were the strongest-performing sectors, while telecommunication services and energy were the weakest-performing sectors in the US markets.

During the fiscal year, we continued to use our intrinsic value strategy, seeking to create wealth by maintaining a long-term investment horizon and investing in companies selling at a significant discount to our estimate of their intrinsic value. We believe intrinsic value represents the fair economic worth of a business. Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the investment strategy is intended to preserve your capital while growing it at above-market rates over the long term. Second, our investments have little in common with popular stock market indexes and most of our peers. And third, the Fund’s short-term relative performance will naturally be different from stock market indexes and peers and have little information value since we typically structure the portfolio significantly differently than these benchmarks.

  Drivers of Fund performance were mainly stock-specific during the reporting period. Financial services companies Bank of America, JP Morgan Chase, and LPL Financial were among the largest contributors to overall Fund performance. Shares of these companies rose along with the financials sector in general during the fiscal year. Auto parts company Dana also contributed to the Fund’s performance relative to its style-specific benchmark. Dana is a world leader in providing highly engineered solutions for passenger vehicles, commercial trucks and off-highway markets. Shares of the company rose after it reported strong financial results during the fiscal year.

  AmTrust Financial Services was the largest detractor from the Fund’s performance relative to its style-specific benchmark. AmTrust’s stock price declined after a new auditor asked the company to restate historical financials and it reported a charge to increase its liability for future insurance claims. We believe investors overreacted to these issues and, therefore, added to our position in this stock. Oil services company Weatherford

Portfolio Composition
By sector	% of total net assets

Financials	41.3%
Health Care	15.7
Consumer Discretionary	11.3
Information Technology	9.3
Industrials	8.7
Energy	3.4
Real Estate	2.8
Materials	2.3
Money Market Funds Plus Other Assets Less Liabilities	5.2

Top 10 Equity Holdings*
	% of total net assets

1.	JP Morgan Chase & Co.	4.5%
2.	Affiliated Managers Group, Inc.	4.4
3.	AECOM	4.3
4.	AmTrust Financial Services, Inc.	4.2
5.	Dana Inc.	3.5
6.	Bank of America Corp.	3.5
7.	Cardinal Health, Inc.	3.5
8.	Citigroup Inc.	3.4
9.	Synchrony Financial	3.4
10.	LPL Financial Holdings, Inc.	2.9

Total Net Assets	$799.2 million

Total Number of Holdings*	44

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of April 30, 2017.

4                         Invesco Value Opportunities Fund

International was also a significant detractor from Fund performance. Shares of the company declined after missing expectations for free cash flow during the fiscal year. Health care sector holdings Endo International, a drug manufacturer, and Brookdale Senior Living, a long-term care facility, were detractors from overall Fund performance, as well. Shares of Endo International fell after reporting disappointing financial results, and shares of Brookdale Senior Living declined after the company lowered its 2016 guidance. We sold our position in Endo International before the close of the reporting period.

We believe the single most important indicator of how the Fund is positioned for potential future success is not our recent investment results or popular statistical measures, but rather the difference between current market prices and the Fund’s estimated intrinsic value – the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding.

At the end of the fiscal year, the difference between the market price and the estimated intrinsic value of the Fund was attractive, according to our estimation. While there is no assurance that market value will ever reflect our estimate of the Fund’s intrinsic value, we believe the gap between price and estimated intrinsic value may provide above-average capital appreciation.

We will continue to work hard to protect and grow the Fund’s estimated intrinsic value. We thank you for your investment and for sharing our long-term investment perspective.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

R. Canon Coleman II Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Value Opportunities
Fund. He joined Invesco in 1999. Mr. Coleman earned a BS and an MS in accounting from the University of Florida. He also earned an MBA from the Wharton School of the University of Pennsylvania.

Jonathan Edwards Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Value Opportunities Fund. He joined Invesco in 2001. Mr. Edwards earned a BS in economics from Texas A&M University and an MBA from The University of Texas at Austin.

Jonathan Mueller Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Value Opportunities Fund. He joined Invesco in 2001. Mr. Mueller earned a BBA in accounting from Texas Christian University and an MBA in finance from The University of Texas at Austin. He is also a Certified Public Accountant.

5                Invesco Value Opportunities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/07

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Value Opportunities Fund

Average Annual Total Returns
As of 4/30/17, including maximum applicable sales charges

Class A Shares
Inception (6/25/01)	4.95%
10 Years	2.64
5 Years	8.73
1 Year	11.28

Class B Shares
Inception (6/25/01)	4.92%
10 Years	2.93
5 Years	9.72
1 Year	12.85

Class C Shares
Inception (6/25/01)	4.56%
10 Years	2.49
5 Years	9.19
1 Year	16.00

Class R Shares
10 Years	2.96%
5 Years	9.70
1 Year	17.53

Class Y Shares
Inception (3/23/05)	5.30%
10 Years	3.47
5 Years	10.25
1 Year	18.17

Class R5 Shares
10 Years	3.51%
5 Years	10.46
1 Year	18.30

Class R6 Shares
10 Years	3.22%
5 Years	9.97
1 Year	17.81

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Value Opportunities Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Value Opportunities Fund (renamed Invesco Value Opportunities Fund). Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Value Opportunities Fund. Share class returns will differ from the predecessor fund because of different expenses.

Average Annual Total Returns
As of 3/31/17, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/25/01)	5.04%
10 Years	3.13
5 Years	8.67
1 Year	14.87

Class B Shares
Inception (6/25/01)	5.02%
10 Years	3.41
5 Years	9.62
1 Year	16.55

Class C Shares
Inception (6/25/01)	4.66%
10 Years	2.98
5 Years	9.10
1 Year	19.64

Class R Shares
10 Years	3.45%
5 Years	9.61
1 Year	21.17

Class Y Shares
Inception (3/23/05)	5.43%
10 Years	3.96
5 Years	10.18
1 Year	21.82

Class R5 Shares
10 Years	4.00%
5 Years	10.39
1 Year	22.05

    Class R shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares.

    Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

     Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.26%, 1.26%, 1.98%, 1.51%, 1.01%, 0.85% and 0.80%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco Value Opportunities Fund

Invesco Value Opportunities Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of April 30, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss.
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Initial public offerings (IPO) risk. The prices of IPO securities often fluctuate more than prices of securities of companies with longer trading histories and sometimes experience significant price drops shortly after their initial issuance. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories.

8                         Invesco Value Opportunities Fund

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Real estate investment trust (REIT) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Unseasoned issuer risk. Investments in unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.
∎	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The S&P 1500® Value Index combines the value stocks of the S&P 500, S&P MidCap 400 and the S&P SmallCap 600 indexes.
∎	The Lipper Multi-Cap Value Funds Index is an unmanaged index considered representative of multi-cap value funds tracked by Lipper.
∎	The S&P MidCap 400® Index is an unmanaged index considered representative of mid-sized US companies.
∎	The S&P SmallCap 600® Index is a market-value weighted index considered representative of small-cap US stocks.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco Value Opportunities Fund

Schedule of Investments(a)

April 30, 2017

	Shares	Value
Common Stocks–94.84%
Advertising–1.58%
Omnicom Group Inc.	153,955	$12,642,785

Agricultural & Farm Machinery–0.51%
AGCO Corp.	63,304	4,050,823

Asset Management & Custody Banks–5.42%
Affiliated Managers Group, Inc.	211,400	35,005,726
SEI Investments Co.	164,500	8,341,795
		43,347,521

Auto Parts & Equipment–3.54%
Dana Inc.	1,455,100	28,258,042

Construction & Engineering–4.25%
AECOM(b)	993,790	33,997,556

Consumer Finance–4.55%
SLM Corp.(b)	732,200	9,181,788
Synchrony Financial	976,900	27,157,820
		36,339,608

Diversified Banks–11.65%
Bank of America Corp.	1,208,066	28,196,260
Citigroup Inc.	464,521	27,462,482
JPMorgan Chase & Co.	411,064	35,762,568
Wells Fargo & Co.	31,625	1,702,690
		93,124,000

Electronic Components–2.60%
Belden Inc.	298,392	20,797,922

Electronic Equipment & Instruments–2.38%
FLIR Systems, Inc.	516,900	18,985,737

Electronic Manufacturing Services–0.64%
Flex Ltd.(b)	331,380	5,123,135

Health Care Distributors–5.53%
Cardinal Health, Inc.	383,300	27,823,747
McKesson Corp.	118,400	16,373,536
		44,197,283

Health Care Facilities–2.43%
Acadia Healthcare Co., Inc.(b)	114,800	5,002,984
Brookdale Senior Living Inc.(b)	1,110,467	14,424,966
		19,427,950

Health Care Supplies–2.63%
Alere, Inc.(b)	428,100	21,049,677

Homebuilding–1.41%
CalAtlantic Group, Inc.	119,900	4,342,778
D.R. Horton, Inc.	211,100	6,943,079
		11,285,857

	Shares	Value
Hotels, Resorts & Cruise Lines–4.76%
Carnival Corp.	239,400	$14,787,738
Norwegian Cruise Line Holdings Ltd.(b)	430,600	23,222,258
		38,009,996

Human Resource & Employment Services–1.86%
ManpowerGroup Inc.	147,100	14,854,158

Industrial Machinery–2.09%
ITT Inc.	396,900	16,721,397

Investment Banking & Brokerage–7.20%
E*TRADE Financial Corp.(b)	373,500	12,904,425
LPL Financial Holdings, Inc.	554,266	23,301,343
TD Ameritrade Holding Corp.	557,600	21,339,352
		57,545,120

Life & Health Insurance–3.73%
Aflac, Inc.	102,700	7,690,176
MetLife, Inc.	426,800	22,112,508
		29,802,684

Managed Health Care–3.84%
Anthem, Inc.	121,100	21,542,479
Cigna Corp.	58,400	9,132,008
		30,674,487

Oil & Gas Equipment & Services–2.07%
Weatherford International PLC(b)	2,870,073	16,560,321

Oil & Gas Exploration & Production–1.35%
Apache Corp.	221,900	10,793,216

Pharmaceuticals–1.26%
Novartis AG (Switzerland)	131,100	10,085,629

Property & Casualty Insurance–4.21%
AmTrust Financial Services, Inc.	2,094,045	33,609,422

Real Estate Services–2.81%
Realogy Holdings Corp.	734,050	22,425,227

Regional Banks–1.66%
SVB Financial Group(b)	75,300	13,248,282

Semiconductors–0.96%
ON Semiconductor Corp.(b)	543,400	7,705,412

Steel–2.32%
Allegheny Technologies, Inc.	1,009,300	18,520,655

Systems Software–2.74%
Oracle Corp.	487,900	21,935,984

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Value Opportunities Fund

	Shares	Value
Thrifts & Mortgage Finance–2.86%
MGIC Investment Corp.(b)	1,004,516	$10,587,599
Radian Group Inc.	728,549	12,297,907
		22,885,506
Total Common Stocks (Cost $713,086,378)		758,005,392

Money Market Funds–4.73%
Government & Agency Portfolio–Institutional Class, 0.67%(c)	22,679,992	22,679,992
Treasury Portfolio–Institutional Class, 0.63%(c)	15,119,994	15,119,994
Total Money Market Funds (Cost $37,799,986)		37,799,986
TOTAL INVESTMENTS–99.57% (Cost $750,886,364)		795,805,378
OTHER ASSETS LESS LIABILITIES–0.43%		3,421,598
NET ASSETS–100.00%		$799,226,976

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Value Opportunities Fund

Statement of Assets and Liabilities

April 30, 2017

Assets:
Investments, at value (Cost $713,086,378)	$758,005,392
Investments in affiliated money market funds, at value and cost	37,799,986
Total investments, at value (Cost $750,886,364)	795,805,378
Foreign currencies, at value (Cost $786)	820
Receivable for:
Investments sold	3,833,119
Fund shares sold	821,882
Dividends	810,039
Investment for trustee deferred compensation and retirement plans	492,184
Other assets	67,694
Total assets	801,831,116

Liabilities:
Payable for:
Fund shares reacquired	1,190,680
Accrued fees to affiliates	573,763
Accrued trustees’ and officers’ fees and benefits	3,747
Accrued other operating expenses	281,433
Trustee deferred compensation and retirement plans	554,517
Total liabilities	2,604,140
Net assets applicable to shares outstanding	$799,226,976

Net assets consist of:
Shares of beneficial interest	$720,453,402
Undistributed net investment income (loss)	(540,337)
Undistributed net realized gain	34,410,769
Net unrealized appreciation	44,903,142
$799,226,976

Net Assets:
Class A	$645,215,870
Class B	$8,714,896
Class C	$82,590,368
Class R	$14,135,247
Class Y	$46,105,066
Class R5	$2,455,522
Class R6	$10,007

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	47,784,955
Class B	656,635
Class C	6,371,898
Class R	1,052,320
Class Y	3,424,883
Class R5	181,854
Class R6	741
Class A:
Net asset value per share	$13.50
Maximum offering price per share
(Net asset value of $13.50 ÷ 94.50%)	$14.29
Class B:
Net asset value and offering price per share	$13.27
Class C:
Net asset value and offering price per share	$12.96
Class R:
Net asset value and offering price per share	$13.43
Class Y:
Net asset value and offering price per share	$13.46
Class R5:
Net asset value and offering price per share	$13.50
Class R6:
Net asset value and offering price per share	$13.50

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Value Opportunities Fund

Statement of Operations

For the year ended April 30, 2017

Investment income:
Dividends (net of foreign withholding taxes of $53,599)	$9,931,766
Dividends from affiliated money market funds	126,958
Other income	41,146
Total investment income	10,099,870

Expenses:
Advisory fees	5,101,048
Administrative services fees	200,582
Distribution fees:
Class A	1,555,624
Class B	34,363
Class C	761,032
Class R	76,816
Transfer agent Fees — A, B, C and Y	1,955,044
Transfer agent fees — R5	2,340
Trustees’ and officers’ fees and benefits	38,045
Registration and filing fees	92,227
Reports to shareholders	302,313
Professional services fees	54,270
Other	29,750
Total expenses	10,203,454
Less: Fees waived and expense offset arrangement(s)	(60,277)
Net expenses	10,143,177
Net investment income (loss)	(43,307)

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities	50,204,128
Foreign currencies	(319)
50,203,809
Change in net unrealized appreciation (depreciation) of:
Investment securities	72,903,350
Foreign currencies	(9,269)
72,894,081
Net realized and unrealized gain	123,097,890
Net increase in net assets resulting from operations	$123,054,583

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Value Opportunities Fund

Statement of Changes in Net Assets

For the years ended April 30, 2017 and 2016

	2017	2016
Operations:
Net investment income (loss)	$(43,307)	$857,483
Net realized gain	50,203,809	63,907,754
Change in net unrealized appreciation (depreciation)	72,894,081	(130,123,587)
Net increase (decrease) in net assets resulting from operations	123,054,583	(65,358,350)

Distributions to shareholders from net investment income:
Class A	(1,008,434)	(6,374,595)
Class B	(22,002)	(214,433)
Class C	—	(604,296)
Class R	—	(149,900)
Class Y	(117,556)	(221,282)
Class R5	(12,536)	(28,190)
Total distributions from net investment income	(1,160,528)	(7,592,696)

Distributions to shareholders from net realized gains:
Class A	(7,048,742)	(81,588,078)
Class B	(153,801)	(2,744,475)
Class C	(903,774)	(10,999,237)
Class R	(166,277)	(2,137,815)
Class Y	(307,783)	(2,566,931)
Class R5	(23,505)	(309,704)
Total distributions from net realized gains	(8,603,882)	(100,346,240)

Share transactions–net:
Class A	(70,491,157)	8,474,743
Class B	(10,485,562)	(6,773,271)
Class C	(8,054,076)	(1,170,332)
Class R	(4,363,006)	(806,697)
Class Y	21,357,646	2,873,928
Class R5	(690,040)	418,686
Class R6	10,000	—
Net increase (decrease) in net assets resulting from share transactions	(72,716,195)	3,017,057
Net increase (decrease) in net assets	40,573,978	(170,280,229)

Net assets:
Beginning of year	758,652,998	928,933,227
End of year (includes undistributed net investment income (loss) of $(540,337) and $546,017, respectively)	$799,226,976	$758,652,998

Notes to Financial Statements

April 30, 2017

NOTE 1—Significant Accounting Policies

Invesco Value Opportunities Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. On April 4, 2017, the Fund began offering Class R6 shares. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective

14                         Invesco Value Opportunities Fund

November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net

15                         Invesco Value Opportunities Fund

realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

16                         Invesco Value Opportunities Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $1.5 billion	0.62%
Next $2.5 billion	0.595%
Next $2.5 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

For the year ended April 30, 2017, the effective advisory fees incurred by the Fund was 0.67%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed above) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2017, the Adviser waived advisory fees of $39,972.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended April 30, 2017, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

17                         Invesco Value Opportunities Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2017, IDI advised the Fund that IDI retained $73,852 in front-end sales commissions from the sale of Class A shares and $3,096, $854 and $578 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2017, the Fund incurred $20,101 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2017, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $20,305.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Value Opportunities Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2017 and 2016:

	2017	2016
Ordinary income	$1,099,629	$12,428,409
Long-term capital gain	8,664,781	95,510,527
Total distributions	$9,764,410	$107,938,936

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$11,917,464
Undistributed long-term gain	28,683,491
Net unrealized appreciation — investments	38,728,828
Net unrealized appreciation (depreciation) — other investments	(15,872)
Temporary book/tax differences	(540,337)
Shares of beneficial interest	720,453,402
Total net assets	$799,226,976

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of April 30, 2017.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2017 was $243,509,995 and $340,774,870, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$94,737,555
Aggregate unrealized (depreciation) of investment securities	(56,008,727)
Net unrealized appreciation of investment securities	$38,728,828

Cost of investments for tax purposes is $757,076,550.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions and net operating losses, on April 30, 2017, undistributed net investment income (loss) was increased by $117,481 and undistributed net realized gain was decreased by $117,481. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Value Opportunities Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended April 30,
	2017(a)		2016
	Shares	Amount	Shares	Amount
Sold:
Class A	3,372,961	$43,369,006	2,354,104	$29,329,291
Class B	41,355	514,431	38,022	469,743
Class C	692,587	8,747,852	337,380	4,092,825
Class R	208,482	2,588,734	143,054	1,807,758
Class Y	2,844,156	37,046,927	471,386	5,672,449
Class R5	20,606	273,658	46,312	533,045
Class R6(b)	741	10,000	—	—

Issued as reinvestment of dividends:
Class A	574,431	7,714,849	7,433,854	83,482,158
Class B	13,121	173,203	262,715	2,900,373
Class C	65,490	846,781	984,865	10,705,485
Class R	12,434	166,244	204,428	2,287,553
Class Y	29,026	388,364	226,316	2,530,214
Class R5	2,681	35,949	30,075	337,140

Automatic conversion of Class B shares to Class A shares:
Class A	648,485	8,259,385	538,406	6,646,266
Class B	(659,568)	(8,259,385)	(547,070)	(6,646,266)

Reacquired:
Class A	(10,445,896)	(129,834,397)	(8,893,592)	(110,982,972)
Class B	(238,430)	(2,913,811)	(284,478)	(3,497,121)
Class C	(1,487,624)	(17,648,709)	(1,326,216)	(15,968,642)
Class R	(564,253)	(7,117,984)	(387,712)	(4,902,008)
Class Y	(1,265,689)	(16,077,645)	(429,510)	(5,328,735)
Class R5	(87,094)	(999,647)	(35,493)	(451,499)
Net increase (decrease) in share activity	(6,221,998)	$(72,716,195)	1,166,846	$3,017,057

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of April 4, 2017.

20                         Invesco Value Opportunities Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/17	$11.60	$0.01		$2.05	$2.06	$(0.02)	$(0.14)	$(0.16)	$13.50	17.81%		$645,216	1.26	%(d)	1.27	%(d)	0.07	%(d)	33%
Year ended 04/30/16	14.45	0.02		(1.08)	(1.06)	(0.13)	(1.66)	(1.79)	11.60	(6.93)		622,026	1.25		1.25		0.17		38
Year ended 04/30/15	14.24	0.13		0.33	0.46	(0.25)	—	(0.25)	14.45	3.29		754,084	1.22		1.23		0.88		64
Year ended 04/30/14	11.97	0.23	(e)	2.18	2.41	(0.14)	—	(0.14)	14.24	20.21		809,243	1.23		1.24		1.71	(e)	16
Year ended 04/30/13	10.24	0.12		1.72	1.84	(0.10)	(0.01)	(0.11)	11.97	18.15		749,819	1.26		1.27		1.14		15
Class B
Year ended 04/30/17	11.40	0.01		2.02	2.03	(0.02)	(0.14)	(0.16)	13.27	17.85	(f)	8,715	1.26	(d)(f)	1.27	(d)(f)	0.07	(d)(f)	33
Year ended 04/30/16	14.24	0.02		(1.07)	(1.05)	(0.13)	(1.66)	(1.79)	11.40	(6.97	)(f)	17,105	1.25	(f)	1.25	(f)	0.17	(f)	38
Year ended 04/30/15	14.03	0.13		0.33	0.46	(0.25)	—	(0.25)	14.24	3.34	(f)	28,912	1.22	(f)	1.23	(f)	0.88	(f)	64
Year ended 04/30/14	11.80	0.22	(e)	2.15	2.37	(0.14)	—	(0.14)	14.03	20.16	(f)	41,084	1.23	(f)	1.24	(f)	1.71	(e)(f)	16
Year ended 04/30/13	10.09	0.12		1.70	1.82	(0.10)	(0.01)	(0.11)	11.80	18.25	(f)	50,968	1.26	(f)	1.27	(f)	1.14	(f)	15
Class C
Year ended 04/30/17	11.20	(0.08)		1.98	1.90	—	(0.14)	(0.14)	12.96	17.00	(g)	82,590	1.97	(d)(g)	1.98	(d)(g)	(0.64	)(d)(g)	33
Year ended 04/30/16	14.07	(0.07)		(1.05)	(1.12)	(0.09)	(1.66)	(1.75)	11.20	(7.57	)(g)	79,538	1.97	(g)	1.97	(g)	(0.55	)(g)	38
Year ended 04/30/15	13.87	0.02		0.33	0.35	(0.15)	—	(0.15)	14.07	2.53	(g)	99,994	1.95	(g)	1.96	(g)	0.15	(g)	64
Year ended 04/30/14	11.67	0.13	(e)	2.13	2.26	(0.06)	—	(0.06)	13.87	19.38	(g)	107,754	1.94	(g)	1.95	(g)	1.00	(e)(g)	16
Year ended 04/30/13	9.99	0.05		1.67	1.72	(0.03)	(0.01)	(0.04)	11.67	17.26	(g)	101,772	1.96	(g)	1.97	(g)	0.44	(g)	15
Class R
Year ended 04/30/17	11.55	(0.02)		2.04	2.02	—	(0.14)	(0.14)	13.43	17.53		14,135	1.51	(d)	1.52	(d)	(0.18	)(d)	33
Year ended 04/30/16	14.41	(0.01)		(1.07)	(1.08)	(0.12)	(1.66)	(1.78)	11.55	(7.12)		16,119	1.50		1.50		(0.08)		38
Year ended 04/30/15	14.20	0.09		0.33	0.42	(0.21)	—	(0.21)	14.41	3.03		20,696	1.47		1.48		0.63		64
Year ended 04/30/14	11.94	0.19	(e)	2.18	2.37	(0.11)	—	(0.11)	14.20	19.91		23,247	1.48		1.49		1.46	(e)	16
Year ended 04/30/13	10.22	0.09		1.72	1.81	(0.08)	(0.01)	(0.09)	11.94	17.80		20,272	1.51		1.52		0.89		15
Class Y
Year ended 04/30/17	11.56	0.04		2.06	2.10	(0.06)	(0.14)	(0.20)	13.46	18.17		46,105	1.01	(d)	1.02	(d)	0.32	(d)	33
Year ended 04/30/16	14.39	0.05		(1.08)	(1.03)	(0.14)	(1.66)	(1.80)	11.56	(6.71)		21,016	1.00		1.00		0.42		38
Year ended 04/30/15	14.21	0.16		0.33	0.49	(0.31)	—	(0.31)	14.39	3.55		22,295	0.97		0.98		1.13		64
Year ended 04/30/14	11.94	0.26	(e)	2.18	2.44	(0.17)	—	(0.17)	14.21	20.53		16,266	0.98		0.99		1.96	(e)	16
Year ended 04/30/13	10.22	0.15		1.71	1.86	(0.13)	(0.01)	(0.14)	11.94	18.39		12,799	1.01		1.02		1.39		15
Class R5
Year ended 04/30/17	11.60	0.06		2.06	2.12	(0.08)	(0.14)	(0.22)	13.50	18.30		2,456	0.85	(d)	0.86	(d)	0.48	(d)	33
Year ended 04/30/16	14.42	0.08		(1.09)	(1.01)	(0.15)	(1.66)	(1.81)	11.60	(6.56)		2,850	0.84		0.84		0.58		38
Year ended 04/30/15	14.25	0.19		0.33	0.52	(0.35)	—	(0.35)	14.42	3.76		2,952	0.82		0.83		1.28		64
Year ended 04/30/14	11.99	0.28	(e)	2.18	2.46	(0.20)	—	(0.20)	14.25	20.67		2,225	0.81		0.82		2.13	(e)	16
Year ended 04/30/13	10.26	0.18		1.73	1.91	(0.17)	(0.01)	(0.18)	11.99	18.82		2,029	0.73		0.74		1.67		15
Class R6
Year ended 04/30/17(h)	13.60	0.01		(0.11)	(0.10)	—	—	—	13.50	(0.74)		10	0.76	(d)(i)	0.76	(d)(i)	0.57	(d)(i)	33

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $622,250, $13,745, $78,798, $15,363, $29,292, $2,341 and $10 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.15 and 1.07%, $0.14 and 1.07%, $0.05 and 0.36%, $0.11 and 0.82%, $0.18 and 1.32% and $0.20 and 1.49% for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25% and 0.25% for the years ended April 30, 2017, 2016, 2015, 2014 and 2013, respectively.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.97%, 0.97%, 0.98%, 0.96% and 0.95% for the years ended April 30, 2017, 2016, 2015, 2014 and 2013, respectively.
(h)	Commencement date of April 4, 2017 for Class R6 shares.
(i)	Annualized.

21                         Invesco Value Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of the Invesco Value Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Value Opportunities Fund (one of the portfolios constituting the AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 23, 2017

Houston, TX

22                         Invesco Value Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2016 through April 30, 2017. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business April 4, 2017 (commencement date) and held through April 30, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business April 4, 2017 through April 30, 2017 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class R6 shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/17)	Expenses Paid During Period[3]
A	$1,000.00	$1,174.00	$6.90	$1,018.45	$6.41	1.28%
B	1,000.00	1,174.40	6.90	1,018.45	6.41	1.28
C	1,000.00	1,170.00	10.71	1,014.93	9.94	1.99
R	1,000.00	1,173.30	8.24	1,017.21	7.65	1.53
Y	1,000.00	1,175.60	5.56	1,019.69	5.16	1.03
R5	1,000.00	1,176.90	4.75	1,020.43	4.41	0.88
R6	1,000.00	992.60	0.56	1,021.03	3.81	0.76

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2016 through April 30, 2017 (as of close of business April 4, 2017 through April 30, 2017 for the Class R6 shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. For the Class R6 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 27 (as of close of business April 4, 2017 through April 30, 2017 for the Class R6 shares)/365. Because the Class R6 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class R6 shares of the Fund and other funds because such data is based on a full six month period.

23                         Invesco Value Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$8,664,781
Qualified Dividend Income *	100%
Corporate Dividends Received Deduction *	100%
U.S. Treasury Obligations *	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Value Opportunities Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco Value Opportunities Fund, an investment portfolio of AIM Sector Funds (Invesco Sector Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purpose:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			478,210,140	13,802,825
	James T. Bunch			477,776,614	14,236,351
	Bruce L. Crockett			477,904,863	14,108,102
	Jack M. Fields			478,154,120	13,858,845
	Martin L. Flanagan			478,366,284	13,646,681
	Cynthia Hostetler			478,149,043	13,863,922
	Dr. Eli Jones			478,281,396	13,731,569
	Dr. Prema Mathai-Davis			477,927,603	14,085,362
	Teresa M. Ressel			478,116,999	13,895,966
	Dr. Larry Soll			477,671,696	14,341,269
	Ann Barnett Stern			478,390,538	13,622,427
	Raymond Stickel, Jr.			477,934,336	14,078,629
	Philip A. Taylor			478,104,174	13,908,791
	Robert C. Troccoli			478,368,464	13,644,501
	Christopher L. Wilson			478,433,867	13,579,098

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	261,575,830	26,621,916	13,166,011	190,648,808

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Value Opportunities Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

The results of the voting on the above matters were as follows:

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	15,523,298	1,575,457	1,298,209	11,081,823
4(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	16,165,246	940,069	1,291,660	11,081,812
4(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	15,888,622	1,208,153	1,300,191	11,081,821

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds (Invesco Sector Funds).

25                         Invesco Value Opportunities Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School—Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Value Opportunities Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905                      Invesco Distributors, Inc.                                                                                VK-VOPP-AR-1            06082017      1430

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. In addition, the SEC has indicated that the no-action relief will expire 18 months from its issuance after which the Invesco Funds will no longer be able to rely on the letter unless its term is extended or made permanent by the SEC Staff.

(a) to (d)

Item 4. Principal Accountant Fees and Services

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2017	Fees Billed for Services Rendered to the Registrant for fiscal year end 2016
Audit Fees	$280,550	$280,550
Audit-Related Fees(1)	$23,500	$0
Tax Fees(2)	$69,075	$81,825
All Other Fees	$0	$0

Total Fees	$373,125	$362,375

(g) PWC billed the Registrant aggregate non-audit fees of $92,575 for the fiscal year ended 2017, and $81,825 for the fiscal year ended 2016, for non-audit services rendered to the Registrant.

(1)	Audit-Related fees for the fiscal year end 2017 include fees billed for agreed upon procedures for regulatory filings.
(2)	Tax fees for the fiscal year end April 30, 2017 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax fees for fiscal year end April 30, 2016 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2017 That Were Required to be Pre- Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2016 That Were Required to be Pre- Approved by the Registrant’s Audit Committee
Audit-Related Fees	$635,000	$634,963
Tax Fees	$0	$0
All Other Fees	$2,827,000	$3,750,000

Total Fees(1)	$3,462,000	$4,384,963

(1)	Audit-Related fees for the year end 2017 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization.

All other fees for the year end 2017 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions. All other fees for the year end 2016 include fees billed related to reviewing the operating effectiveness of strategic projects.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $6,075,000 for the fiscal year ended April 30, 2017, and $8,160,000 for the fiscal year ended April 30, 2016, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Investment Company complex of approximately $22 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended May 4, 2016

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee may from time to time delegate specific pre-approval authority to its Chair and/or Vice Chair, so that the Chair or, in his or her absence, Vice Chair may grant specific pre-approval for audit and non-audit services by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement between Audit Committee meetings. Any such delegation shall be reflected in resolutions adopted by the Audit Committee and may include such limitations as to dollar amount(s) and/or scope of service(s) as the Audit Committee may choose to impose. Any such delegation shall not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000 and any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000 must be pre-approved by the Audit Committee and may not be delegated to the Chair or Vice Chair.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of May 19, 2017, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of May 19, 2017, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Sector Funds (Invesco Sector Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 7, 2017

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 7, 2017

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	July 7, 2017

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.